File No. 33-83238
                                                               File No. 811-8724
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
           Pre-Effective Amendment No.                                       [ ]
                                       ------
          Post-Effective Amendment No.   14                                  [X]
                                       ------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]

                         Amendment No.   15                                  [X]
                                       ------

                        (Check appropriate box or boxes)

                     T. ROWE PRICE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                     Security Benefit Life Insurance Company
                               (Name of Depositor)

              One Security Benefit Place, Topeka, Kansas 66636-0001 (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, Including Area Code:
                                 (785) 438-3000

                  Amy J. Lee
                  Associate General Counsel and Vice President
                  Security Benefit Group, Inc.
                  One Security Benefit Place
                  Topeka, KS 66636-0001
                  Name and address of Agent for Service)

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
[X]  on May 1, 2004, pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]  on May 1, 2004, pursuant to paragraph (a)(1) of Rule 485

If   appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Interests in a separate account under individual flexible premium deferred variable annuity contracts and individual single premium immediate variable annuity contracts (collectively, the "Contract").

VARIABLE ANNUITY PROSPECTUS
--------------------------------------------------------------------------------

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
      An Individual Flexible Premium
      Deferred Variable Annuity Contract

      May 1, 2004


      --------------------------------------------------------------------------
      ISSUED BY:                                    MAILING ADDRESS:
      Security Benefit                              T. Rowe Price Variable
      Life Insurance Company                        Annuity Service Center
      One Security Benefit Place                    P.O. Box 750440
      Topeka, Kansas 66636-0001                     Topeka, Kansas 66675-0440
      1-800-888-2461                                1-800-469-6587

VARIABLE ANNUITY PROSPECTUS                                                    2
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INTRODUCTION
--------------------------------------------------------------------------------

      o THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      o THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE T. ROWE PRICE EQUITY SERIES, INC., THE T. ROWE PRICE FIXED INCOME SERIES, INC. AND THE T. ROWE PRICE INTERNATIONAL SERIES, INC. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

      This Prospectus describes the T. Rowe Price No-Load Variable Annuity--a flexible premium deferred variable annuity contract (the "Contract") issued by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

      You may allocate your purchase payments to one or more of the Subaccounts that comprise a separate account of the Company called the T. Rowe Price Variable Annuity Account, or to the Fixed Interest Account of the Company. Each Subaccount invests in a corresponding Portfolio of the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., or the
      T. Rowe Price International Series, Inc. (the "Funds"). Each Portfolio is listed under its respective Fund below.

T. ROWE PRICE EQUITY SERIES, INC.
      T. Rowe Price New America Growth Portfolio

      T. Rowe Price Mid-Cap Growth Portfolio*

      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Health Sciences Portfolio
      T. Rowe Price Equity Index 500 Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.
      T. Rowe Price Limited-Term Bond Portfolio
      T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
      T. Rowe Price International Stock Portfolio


      *The Mid Cap Growth Portfolio is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may continue to allocate purchase payments and exchange Account Value to the Mid Cap Growth Subaccount. The Mid Cap Growth Portfolio will not accept investments from Contractowners who purchased their Contract after April 30, 2004. If you purchased your Contract after that date, you may not allocate purchase payments or exchange your Account Value to the Mid Cap Growth Subaccount, which invests in the Mid Cap Growth Portfolio.


      The investments made by the Funds at any given time are not expected to be the same as the investments made by other mutual funds sponsored by T. Rowe Price Associates, Inc. or T. Rowe Price International, Inc., including other mutual funds with investment objectives and policies similar to those of the Portfolios. Different performance will result due to differences in cash flows into and out of the Portfolios, different fees and expenses and differences in portfolio size and positions.

VARIABLE ANNUITY PROSPECTUS                                                    3
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      Amounts that you allocate to the Subaccounts will vary based on investment performance of the Subaccounts. The Company does not guarantee any minimum amount of Account Value in the Subaccounts.

      Amounts that you allocate to the Fixed Interest Account will accrue interest at rates that are paid by the Company as described in "The Fixed Interest Account." The Company guarantees Account Value in the Fixed Interest Account.

      When you are ready to begin receiving annuity payments, the Contract provides several options for annuity payments (see "Annuity Options").


      You may return a Contract according to the terms of its Free-Look Right (see "Free-Look Right"). This Prospectus concisely sets forth information about the Contract and the T. Rowe Price Variable Annuity Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2004, which has been filed with the Securities and Exchange Commission (the "SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, or by calling 1-800-469-6587. The table of contents of the Statement of Additional Information is set forth on page 45 of this Prospectus.



      Date: May 1, 2004

VARIABLE ANNUITY PROSPECTUS                                                    4
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CONTENTS
--------------------------------------------------------------------------------

      o YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


      Definitions                                                             5

      Summary                                                                 7

      Expense Table                                                           9

      Condensed Financial Information                                        11

      Information About the Company, the Separate Account, and the Funds     13

      The Contract                                                           16

      Charges and Deductions                                                 24

      Annuity Payments                                                       26

      The Fixed Interest Account                                             30

      More About the Contract                                                32

      Federal Tax Matters                                                    33

      Other Information                                                      40

      Performance Information                                                42

      Additional Information                                                 44

      Table of Contents For Statement of Additional Information              44

VARIABLE ANNUITY PROSPECTUS                                                    5
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DEFINITIONS
--------------------------------------------------------------------------------

      o     VARIOUS TERMS COMMONLY USED IN THIS PROSPECTUS ARE DEFINED AS
            FOLLOWS:

      ACCOUNT VALUE The total value of a Contract, which includes amounts allocated to the Subaccounts and the Fixed Interest Account. The Company determines Account Value as of each Valuation Date prior to the Annuity Payout Date and on and after the Annuity Payout Date under Annuity Options 5 through 7.

      ACCUMULATION PERIOD The period commencing on the Contract Date and ending on the Annuity Payout Date or, if earlier, when the Contract is terminated through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

      ACCUMULATION UNIT A unit of measure used to calculate Account Value.

      ANNUITANT The person or persons on whose life annuity payments depend under Annuity Options 1 through 4. If Joint Annuitants are named in the Contract, "Annuitant" means both Annuitants unless otherwise stated. The Annuitant receives Annuity Payments during the Annuity Period.

      ANNUITY A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

      ANNUITY OPTIONS or OPTIONS Options under the Contract that prescribe the provisions under which a series of Annuity Payments are made.

      ANNUITY PAYMENTS Payments made beginning on the Annuity Payout Date according to the provisions of the Annuity Option selected. Annuity Payments are made on the same day of each month, on a monthly, quarterly, semiannual or annual basis depending upon the Annuity Option selected.

      ANNUITY PERIOD The period beginning on the Annuity Payout Date during which annuity payments are made.

      ANNUITY PAYOUT DATE The date when Annuity Payments are scheduled to begin.

      AUTOMATIC INVESTMENT PROGRAM A program pursuant to which purchase payments are automatically paid from your checking account on a specified day of the month, on a monthly, quarterly, semiannual or annual basis, or a salary reduction arrangement.

      CONTRACT DATE The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that the initial purchase payment is credited to the Contract.

      CONTRACTOWNER or OWNER The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

      CONTRACT YEAR Each 12-month period measured from the Contract Date.

      DESIGNATED BENEFICIARY The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner during the Accumulation Period or the death of the Annuitant during the Annuity Period. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint

VARIABLE ANNUITY PROSPECTUS                                                    6
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      Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant;
      or if none of the above is alive, the Owner's Estate.

      FIXED INTEREST ACCOUNT An account that is part of the Company's General Account in which all or a portion of the Account Value may be held for accumulation at fixed rates of interest (which may not be less than 3%) declared by the Company periodically at its discretion.

      FUNDS T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. The Funds are diversified, open-end management investment companies commonly referred to as mutual funds.

      GENERAL ACCOUNT All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

      PAYMENT UNIT A unit of measure used to calculate Annuity Payments under Options 1 through 4 and 8.

      PURCHASE PAYMENT The amounts paid to the Company as consideration for the Contract.

      SEPARATE ACCOUNT The T. Rowe Price Variable Annuity Account, a separate account of the Company. Account Value may be allocated to Subaccounts of the Separate Account for variable accumulation.

      SUBACCOUNT A division of the Separate Account of the Company which invests in a separate Portfolio of one of the Funds.

      T. ROWE PRICE VARIABLE ANNUITY SERVICE CENTER P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

      VALUATION DATE Each date on which the Separate Account is valued, which currently includes each day that the T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are both open for trading. The T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      VALUATION PERIOD A period used in measuring the investment experience of each Subaccount. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

      WITHDRAWAL VALUE The amount a Contractowner receives upon full withdrawal of the Contract, which is equal to Account Value less any premium taxes due and paid by the Company. The Withdrawal Value during the Annuity Period under Option 8 is the present value of future annuity payments commuted at the assumed interest rate less any premium taxes due and paid by the Company.

VARIABLE ANNUITY PROSPECTUS                                                    7
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SUMMARY
--------------------------------------------------------------------------------

      This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Interest Account is briefly described under "The Fixed Interest Account" and in the Contract.

PURPOSE OF THE CONTRACT


      The flexible premium deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.


      You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). If you are eligible, you may also purchase the Contract as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). See the discussion of IRAs and Roth IRAs under "Section 408 and Section 408A."

THE SEPARATE ACCOUNT AND THE FUNDS

      You may allocate your purchase payments to the T. Rowe Price Variable Annuity Account (the "Separate Account"). See "Separate Account." The Separate Account is currently divided into ten divisions referred to as Subaccounts. Each Subaccount invests exclusively in shares of a specific Portfolio of one of the Funds. Each of the Funds' Portfolios has a different investment objective or objectives. Each Portfolio is listed under its respective Fund below.

      T. ROWE PRICE EQUITY SERIES, INC.
      T. Rowe Price New America Growth Portfolio

      T. Rowe Price Mid-Cap Growth Portfolio*

      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Health Sciences Portfolio
      T. Rowe Price Equity Index 500 Portfolio

      T. ROWE PRICE FIXED INCOME SERIES, INC.
      T. Rowe Price Limited-Term Bond Portfolio
      T. Rowe Price Prime Reserve Portfolio

      T. ROWE PRICE INTERNATIONAL SERIES, INC.
      T. Rowe Price International Stock Portfolio


      *The Mid Cap Growth Portfolio is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may continue to allocate purchase payments and exchange Account Value to the Mid Cap Growth Subaccount. The Mid Cap Growth Portfolio will not accept investments from Contractowners who purchased their Contract after April 30, 2004. If you purchased your Contract after that date, you may not allocate purchase payments or exchange your Account Value to the Mid Cap Growth Subaccount, which invests in the Mid Cap Growth Portfolio.


      Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the corresponding Portfolio in which such Subaccount invests. The Contractowner bears the investment risk for amounts allocated to a Subaccount.

VARIABLE ANNUITY PROSPECTUS                                                    8
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FIXED INTEREST ACCOUNT

      You may allocate all or part of your purchase payments to the Fixed Interest Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Interest Account earn interest at rates determined at the discretion of the Company and that are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Interest Account."

PURCHASE PAYMENTS

      If you are purchasing a Contract as a Non-Qualified Plan, the minimum initial purchase payment is $10,000 ($5,000 if made pursuant to an Automatic Investment Program). If you are purchasing a Contract as a Qualified Plan, the minimum initial purchase payment is $2,000 ($25 if made pursuant to an Automatic Investment Program). Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 ($200 if made pursuant to an Automatic Investment Program) for a Non-Qualified Plan or $500 ($25 if made pursuant to an Automatic Investment Program) for a Qualified Plan. See "Purchase Payments."

CONTRACT BENEFITS

      You may exchange Account Value among the Subaccounts and to and from the Fixed Interest Account, subject to certain restrictions as described in "The Contract," "Annuity Payments" and "The Fixed Interest Account."

      At any time before the Annuity Payout Date, you may surrender your Contract for its Withdrawal Value and may make partial withdrawals, including systematic withdrawals, from Account Value. On or after the Annuity Payout Date, you may withdraw your Account Value under Annuity Options 5 through 8. Withdrawals of Account Value allocated to the Fixed Interest Account are subject to certain restrictions described in "The Fixed Interest Account." See "Full and Partial Withdrawals," "Annuity Payments" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

      The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees Annuity Payments under the fixed Annuity Options. See "Annuity Payments."

FREE-LOOK RIGHT

      You may return the Contract within the Free-Look Period, which is generally a 10-day period beginning when you receive the Contract. In this event, the Company will refund to you the amount of purchase payments allocated to the Fixed Interest Account plus the Account Value in the Subaccounts. The Company will refund purchase payments allocated to the Subaccounts rather than the Account Value in those states and circumstances in which it is required to do so. See "Free-Look Right."

CHARGES AND DEDUCTIONS

      The Company does not deduct a sales load from purchase payments. The Company will deduct certain charges in connection with the Contract as described below.

      o MORTALITY AND EXPENSE RISK CHARGE The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 0.55% of each Subaccount's average daily net assets. See "Mortality and Expense Risk Charge."

      o PREMIUM TAX CHARGE The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted when Annuity Payments begin or upon full withdrawal if the Company incurs a premium tax. Partial

VARIABLE ANNUITY PROSPECTUS                                                    9
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            withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

      o OTHER EXPENSES The Company pays the operating expenses of the Separate Account. Investment management fees and operating expenses of the Funds are paid by the Funds and are reflected in the net asset value of Fund shares. For a description of these charges and expenses, see the prospectuses for the Portfolios.

CONTACTING THE COMPANY

      You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

EXPENSE TABLE
--------------------------------------------------------------------------------

      The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

      TABLE 1

        CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the
        Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract
           Sales Load on Purchase Payments                                                    None

        PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Portfolios
           Annual Maintenance Fee                                                             None
           Separate Account Annual Expenses (as a percentage of average Contract Value)
             Annual Mortality and Expense Risk Charge                                         0.55%
                                                                                              -----
             Total Separate Account Annual Expenses                                           0.55%

      The table below shows the minimum and maximum total operating expenses charged by the Portfolios. You will pay the expenses of the Portfolios corresponding to the Subaccounts in which you invest during the time that you own the Contract. More details concerning each Portfolio's fees and expenses are contained in its prospectus.

      TABLE 2

                                                           MINIMUM           MAXIMUM
        Total Annual Portfolio Operating Expenses           0.40%             1.05%

      Expenses deducted from Portfolio assets include management fees, distribution fees, and other expenses. The maximum expenses above represent the total annual operating expenses of that Portfolio with the highest total operating expenses, and the minimum expenses represent the total annual operating expenses of that Portfolio with the lowest total operating expenses.

      Example

      This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, separate account annual expenses and Portfolio fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

VARIABLE ANNUITY PROSPECTUS                                                   10
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      The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

      TABLE 3

                                                1 YEAR     3 YEARS      5 YEARS     10 YEARS

        If you surrender your Contract at
        the end of the applicable time period    $163        $505        $871        $1,900

        If you do not surrender or you
        annuitize your Contract                   163         505         871         1,900

VARIABLE ANNUITY PROSPECTUS                                                   11
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CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


The following condensed financial information presents accumulation unit values for each of the years in the period ended December 31, 2003, as well as ending accumulation units outstanding under each Subaccount.


TABLE 4


                            2003        2002       2001(3)      2000        1999        1998       1997(2)      1996      1995(1)
NEW AMERICA GROWTH
SUBACCOUNT*
Accumulation unit
value:
   Beginning of
     period ............ $    14.15  $    19.85  $    21.73  $    24.91  $    22.72  $    19.28  $    16.00  $    13.40  $  10.00
   End of period ....... $    19.01  $    14.15  $    19.85  $    21.73  $    24.91  $    22.72  $    19.28  $    16.00  $  13.40
Accumulation units:
   Outstanding at
     the end of
     period ............  1,464,761   1,546,338   1,713,667   1,894,228   2,058,569   2,268,306   2,029,670   1,596,903   333,934
EQUITY INCOME
SUBACCOUNT*
Accumulation unit
value:
   Beginning of
     period ............ $    20.66  $    23.91  $    22.92  $    21.07  $    20.42  $    18.84  $    14.70  $    12.37  $  10.00
   End of period ....... $    25.78  $    20.66  $    23.91  $    22.92  $    21.07  $    20.42  $    18.84  $    14.70  $  12.37
Accumulation units:
   Outstanding at
     the end of
     period ............  2,511,324   2,545,851   2,484,919   2,439,700   3,146,724   3,424,106   3,449,533   1,902,935   365,712
PERSONAL STRATEGY
BALANCED SUBACCOUNT*
Accumulation unit
value:
   Beginning of
     period ............ $    18.14  $    19.78  $    19.07  $    19.44  $    18.04  $    15.86  $    13.51  $    11.90  $  10.00
   End of period ....... $    22.51  $    18.14  $    19.78  $    19.07  $    19.44  $    18.04  $    15.86  $    13.51  $  11.90
Accumulation units:
   Outstanding at
     the end of
     period ............    972,596     955,498   1,101,225   1,168,964   1,204,186   1,256,347     981,955     599,843   148,349
BLUE CHIP GROWTH
SUBACCOUNT***
Accumulation unit
value:
   Beginning of
     period ............ $     6.49  $     8.57  $    10.00
   End of period ....... $     8.30  $     6.49  $     8.57
Accumulation units:
   Outstanding at
     the end of
     period ............    410,401     305,742     241,300
HEALTH SCIENCES
SUBACCOUNT***
Accumulation unit
value:
   Beginning of
     period ............ $     6.49  $     9.07  $    10.00
   End of period ....... $     8.79  $     6.49  $     9.07
Accumulation units:
   Outstanding at
     the end of
     period ............    470,142     336,410     298,751
EQUITY INDEX 500
SUBACCOUNT***
Accumulation unit
value:
   Beginning of
     period ............ $     6.77  $     8.76  $    10.00
   End of period ....... $     8.64  $     6.77  $     8.76
Accumulation units:
   Outstanding at
     the end of
     period ............    390,431     306,526     216,259

VARIABLE ANNUITY PROSPECTUS                                                   12
--------------------------------------------------------------------------------


                            2003        2002       2001(3)      2000        1999        1998       1997(2)      1996      1995(1)
LIMITED-TERM BOND
SUBACCOUNT*
Accumulation unit value:
   Beginning of
     period ............ $    15.22  $    14.52  $    13.00  $    12.28  $    12.38  $    11.60  $    10.93  $    10.64  $  10.00
   End of period ....... $    15.79  $    15.22  $    14.52  $    13.00  $    12.28  $    12.38  $    11.60  $    10.93  $  10.64
Accumulation units:
   Outstanding at
     the end of
     period ............    992,100   1,041,061     790,935     606,613     717,276     925,685     626,694     445,079    86,891
MID-CAP GROWTH
SUBACCOUNT**
Accumulation unit value:
   Beginning of
     period ............ $    14.55  $    18.58  $    18.53  $    17.47  $    14.34  $    11.82  $    10.00
   End of period ....... $    20.02  $    14.55  $    18.58  $    18.53  $    17.47  $    14.34  $    11.82
Accumulation units:
   Outstanding at
     the end of
     period ............  2,025,722   2,000,114   2,063,695   2,187,874   1,723,183   1,508,339   1,100,001
PRIME RESERVE
SUBACCOUNT**
Accumulation unit value:
   Beginning of
     period ............ $    12.60  $    12.49  $    11.96  $    11.44  $    10.97  $    10.48  $    10.00
   End of period ....... $    12.62  $    12.60  $    12.49  $    11.96  $    11.44  $    10.97  $    10.48
Accumulation units:
   Outstanding at
     the end of
     period ............    879,719   1,307,056   1,530,501   1,386,090   1,612,602   1,364,879     769,829
INTERNATIONAL STOCK
SUBACCOUNT*
Accumulation unit value:
   Beginning of
     period ............ $    10.27  $    12.64  $    15.86  $    19.83  $    15.08  $    13.09  $    12.77  $    11.19  $  10.00
   End of period ....... $    13.33  $    10.27  $    12.64  $    15.86  $    19.83  $    15.08  $    13.09  $    12.77  $  11.19
Accumulation units:
   Outstanding at
     the end of
     period ............  1,377,458   1,478,934   1,524,540   1,680,775   1,553,057   1,552,553   1,562,279   1,124,821   218,427

(1)  For the period of April 3, 1995 (date of inception) though December 31,
     1995.

(2) For the period of January 2, 1997 (date of inception) through December 31, 1997.

(3) For the period of February 1, 2001 (date of inception) through December 31, 2001.

VARIABLE ANNUITY PROSPECTUS                                                   13
--------------------------------------------------------------------------------


INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS
--------------------------------------------------------------------------------

SECURITY BENEFIT LIFE INSURANCE COMPANY

      The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950. On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Contractowners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.


      The Company offers annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2003, the Company had total assets of approximately $10.4 billion. Together with its subsidiaries, the Company has total funds under management of approximately $12.5 billion.


PUBLISHED RATINGS

      The Company may from time to time publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT

      T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

      The Company established the T. Rowe Price Variable Annuity Account as a separate account under Kansas law on March 28, 1994. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company's creditors. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

      The Contract provides that income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains, or losses in the

VARIABLE ANNUITY PROSPECTUS                                                   14
--------------------------------------------------------------------------------



      other Subaccounts. Each Subaccount invests exclusively in shares of a specific Portfolio of one of the Funds. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Portfolios of the Funds or other securities, mutual funds, or investment vehicles. Under its contract with the underwriter, T. Rowe Price Investment Services, Inc. ("Investment Services"), the Company cannot add new Subaccounts, or substitute shares of another portfolio, without the consent of Investment Services, unless (1) such change is necessary to comply with applicable laws, (2) shares of any or all of the Portfolios should no longer be available for investment, or (3) the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contract owners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company. For more information about the underwriter, see "Distribution of the Contract."


      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company.

THE FUNDS

      The T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., and the T. Rowe Price International Series, Inc. are diversified, open-end management investment companies of the series type. The Funds are registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Funds. Together, the Funds currently have ten separate Portfolios, each of which pursues different investment objectives and policies.

      In addition to the Separate Account, shares of the Funds are being sold to variable life insurance and variable annuity separate accounts of other insurance companies, including insurance companies affiliated with the Company. In the future, it may be disadvantageous for variable annuity separate accounts of other life insurance companies, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Funds. Currently neither the Company nor the Funds foresee any such disadvantages to either variable annuity owners or variable life insurance owners. The management of the Funds intends to monitor events in order to identify any material conflicts between or among variable annuity owners and variable life insurance owners and to determine what action, if any, should be taken in response. In addition, if the Company believes that any Fund's response to any of those events or conflicts insufficiently protects Owners, it will take appropriate action on its own. For more information see the Portfolio prospectuses.

      A summary of the investment objective of each Portfolio of the Funds is set forth below. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying Portfolio prospectuses, including information on the risks associated with the investments and investment techniques of each Portfolio.

      THE PORTFOLIO PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

      T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO

      The investment objective of the New America Growth Portfolio is long-term growth of capital through investments primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.


      T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*


      The investment objective of the Mid-Cap Growth Portfolio is to provide long-term capital appreciation by investing primarily in mid-cap stocks with potential for above average earnings growth.

VARIABLE ANNUITY PROSPECTUS                                                   15
--------------------------------------------------------------------------------


      T. ROWE PRICE EQUITY INCOME PORTFOLIO

      The investment objective of the Equity Income Portfolio is to provide substantial dividend income and also capital appreciation by investing primarily in common stocks of established companies.

      T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO

      The investment objective of the Personal Strategy Balanced Portfolio is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income.

      T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO

      The investment objective of the Blue Chip Growth Portfolio is to seek long-term capital growth by investing primarily in common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective.

      T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

      The investment objective of the Health Sciences Portfolio is to seek long term capital appreciation by investing primarily in the common stocks of companies engaged in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.


      T. ROWE PRICE EQUITY INDEX 500 PORTFOLIO**


      The investment objective of the Equity Index 500 Portfolio is to match the performance of the Standard & Poor's 500 Stock Index(R). The S&P 500 is made up of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market's total capitalization.

      T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

      The investment objective of the Limited-Term Bond Portfolio is to seek a high level of income consistent with moderate price fluctuations in principal value by investing primarily in short- and intermediate-term investment grade debt securities.

      T. ROWE PRICE PRIME RESERVE PORTFOLIO

      The investment objectives of the Prime Reserve Portfolio are preservation of capital, liquidity, and, consistent with these, the highest possible current income, by investing primarily in high-quality money market securities.

      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

      The investment objective of the International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.


      *The Mid Cap Growth Portfolio is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may continue to allocate purchase payments and exchange Account Value to the Mid Cap Growth Subaccount. The Mid Cap Growth Portfolio will not accept investments from Contractowners who purchased their Contract after April 30, 2004. If you purchased your Contract after that date, you may not allocate purchase payments or exchange your Account Value to the Mid Cap Growth Subaccount, which invests in the Mid Cap Growth Portfolio.



      **"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by T. Rowe Price. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.


THE INVESTMENT ADVISERS

      T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as Investment Adviser to each Portfolio, except the T. Rowe Price International Stock Portfolio. T. Rowe Price International, Inc. ("TRP International"), an affiliate of

VARIABLE ANNUITY PROSPECTUS                                                   16
--------------------------------------------------------------------------------


      T. Rowe Price, serves as Investment Adviser to the T. Rowe Price International Stock Portfolio. TRP International's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is responsible for selection and management of portfolio investments for each Portfolio except the T. Rowe Price International Stock Portfolio, and TRP International is responsible for selection and management of portfolio investments for that Portfolio. T. Rowe Price and TRP International are registered with the SEC as investment advisers.

      T. Rowe Price and TRP International are wholly-owned subsidiaries of T. Rowe Price Group, Inc., a publicly traded financial services holding company, and are not affiliated with the Company. The Company has no responsibility for the management or operations of the Portfolios.

THE CONTRACT
--------------------------------------------------------------------------------

GENERAL

      The Company issues the Contract offered by this Prospectus. It is a flexible premium deferred variable annuity. To the extent that you allocate all or a portion of your purchase payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving Annuity Payments, the Contract provides several Annuity Options under which the Company will pay periodic Annuity Payments on a variable basis, a fixed basis, or both, beginning on the Annuity Payout Date. The amount that will be available for Annuity Payments will depend on the investment performance of the Subaccounts to which you have allocated Account Value and the amount of interest credited on Account Value that you have allocated to the Fixed Interest Account.

      The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase as an individual retirement annuity ("IRA") qualified under Section 408 or a Roth IRA under Section 408A, of the Internal Revenue Code ("Qualified Plan"). You may name Joint Owners only on a Contract issued pursuant to a Non-Qualified Plan.


      If you are purchasing the Contract as an investment vehicle for an IRA or Roth IRA, you should consider that the Contract does not provide any additional tax advantage to that already available through the IRA or Roth IRA itself. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.


APPLICATION FOR A CONTRACT

      If you wish to purchase a Contract, you may submit an application and an initial purchase payment to the Company, as well as any other form or information that the Company may require. The initial purchase payment may be made by check or, if you own shares of one or more mutual funds distributed by Investment Services ("T. Rowe Price Funds"), you may elect on the application to redeem shares of that fund(s) and forward the redemption proceeds to the Company. Any such transaction shall be effected by Investment Services, the distributor of the T. Rowe Price Funds and the Contract. If you redeem fund shares, it is a sale of shares for tax purposes, which may result in a taxable gain or loss. You may obtain an application by contacting the T. Rowe Price Variable Annuity Service Center. The Company reserves the right to reject an application or purchase payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

VARIABLE ANNUITY PROSPECTUS                                                   17
--------------------------------------------------------------------------------


      The maximum age of an Owner or Annuitant for which a Contract will be issued is 85. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENTS

      If you are purchasing a Contract as a Non-Qualified Plan, the minimum initial purchase payment is $10,000 ($5,000 if made pursuant to an Automatic Investment Program). If you are purchasing a Contract as a Qualified Plan, the minimum initial purchase payment is $2,000 ($25 if made pursuant to an Automatic Investment Program). Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 ($200 if made pursuant to an Automatic Investment Program) for Non-Qualified Plans and $500 ($25 if made pursuant to an Automatic Investment Program) for Qualified Plans. The Company may reduce the minimum purchase payment requirements under certain circumstances, such as for group or sponsored arrangements. Cumulative purchase payments exceeding $1 million will not be accepted under a Contract without prior approval of the Company.

      The Company will apply the initial purchase payment not later than the end of the second Valuation Date after the Valuation Date it is received at the T. Rowe Price Variable Annuity Service Center; provided that the purchase payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such purchase payment. If the Company does not receive a complete application, the Company will notify you that it does not have the necessary information to issue a Contract. If you do not provide the necessary information within five Valuation Dates after the Valuation Date on which the Company first receives the initial purchase payment or if the Company determines it cannot otherwise issue the Contract, the Company will return the initial purchase payment to you unless you consent to the Company retaining the purchase payment until the application is made complete.

      The Company will credit subsequent purchase payments as of the end of the Valuation Period in which they are received at the T. Rowe Price Variable Annuity Service Center. You may make purchase payments after the initial purchase payment at any time prior to the Annuity Payout Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid under an Automatic Investment Program or, if you own shares of one or more T. Rowe Price Funds, you may direct Investment Services to redeem shares of that fund(s) and forward the redemption proceeds to the Company as a subsequent purchase payment. The minimum initial purchase payment must be paid before the Company will accept an Automatic Investment Program. If you redeem fund shares, it is a sale of shares for tax purposes, which may result in a taxable gain or loss.

ALLOCATION OF PURCHASE PAYMENTS

      In an application for a Contract, you select the Subaccounts or the Fixed Interest Account to which purchase payments will be allocated. The allocation must be a whole percentage. Purchase payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than 5% of any payment being allocated to any one Subaccount or the Fixed Interest Account. Available allocation alternatives include the ten Subaccounts and the Fixed Interest Account.

      You may change your purchase payment allocation instructions by submitting a proper written request to the T. Rowe Price Variable Annuity Service Center. A proper change in allocation instructions will be effective upon receipt at the T. Rowe Price Variable Annuity Service Center and will continue in effect until subsequently changed. You may also change your purchase payment allocation instructions by telephone. Changes in the allocation of future purchase payments have no effect on existing Account Value. You may, however, exchange Account Value among the Subaccounts and the Fixed Interest Account as described in "Exchanges of Account Value."

VARIABLE ANNUITY PROSPECTUS                                                   18
--------------------------------------------------------------------------------

DOLLAR COST AVERAGING OPTION

      Prior to the Annuity Payout Date, you may dollar cost average your Account Value by authorizing the Company to make periodic exchanges of Account Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the exchange of Account Value from one Subaccount to one or more of the other Subaccounts. Amounts exchanged under this option will be credited at the Subaccount's price as of the end of the Valuation Dates on which the exchanges are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts allocated to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts exchanged from a Subaccount will result in a debiting of a greater number of units when the Subaccount's price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

      You may request a Dollar Cost Averaging Request form from the T. Rowe Price Variable Annuity Service Center. On the form, you must designate whether Account Value is to be exchanged on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the exchanges will be made, the desired frequency of the exchanges, which may be on a monthly, quarterly, semiannual, or annual basis, and the length of time during which the exchanges shall continue or the total amount to be exchanged over time.

      To elect the Dollar Cost Averaging Option, your Account Value must be at least $5,000, ($2,000 for a Contract funding a Qualified Plan), and a Dollar Cost Averaging Request in proper form must be received at the T. Rowe Price Variable Annuity Service Center. The Company will not consider the Dollar Cost Averaging Request form to be complete until your Account Value is at least the required amount. You may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options.


      After the Company has received a Dollar Cost Averaging Request in proper form at the T. Rowe Price Variable Annuity Service Center, the Company will exchange Account Value in the amounts you designate from the Subaccount from which exchanges are to be made to the Subaccount or Subaccounts you have chosen. The minimum amount that may be exchanged is $200 and the minimum amount that may be allocated to any one Subaccount is $25. The Company does not require that exchanges be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year. The Company will effect each exchange on the date you specify or if no date is specified, on the monthly, quarterly, semiannual, or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the T. Rowe Price Variable Annuity Service Center of a Dollar Cost Averaging Request in proper form. Exchanges will be made until the total amount elected has been exchanged, or until Account Value in the Subaccount from which exchanges are made has been depleted. Amounts periodically exchanged under this option are not included in the six exchanges per Contract Year that generally are allowed as discussed in "Exchanges of Account Value."


      You may instruct the Company at any time to terminate the option by written request to the T. Rowe Price Variable Annuity Service Center. In that event, the Account Value in the Subaccount from which exchanges were being made that has not been exchanged will remain in that Subaccount unless you instruct us otherwise. If you wish to continue exchanging on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been exchanged, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, you must complete a new Dollar Cost Averaging Request and send it to the T. Rowe Price Variable Annuity Service Center. The Contract must meet the $5,000 ($2,000 for a Contract funding a Qualified Plan) minimum required amount of Account Value at that time. The Company may discontinue, modify, or

VARIABLE ANNUITY PROSPECTUS                                                   19
--------------------------------------------------------------------------------


      suspend the Dollar Cost Averaging Option at any time provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services.

      Account Value also may be dollar cost averaged to or from the Fixed Interest Account, subject to certain restrictions described under "The Fixed Interest Account."

ASSET REBALANCING OPTION

      Prior to the Annuity Payout Date, you may authorize the Company to automatically exchange Account Value each quarter to maintain a particular percentage allocation among the Subaccounts. The Account Value allocated to each Subaccount will grow or decline in value at different rates during the quarter, and Asset Rebalancing automatically reallocates the Account Value in the Subaccounts each quarter to the allocation you select. Asset Rebalancing is intended to exchange Account Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you to buy low and sell high, although there can be no assurance of this. This investment method does not guarantee profits, nor does it assure that you will not have losses.

      To elect the Asset Rebalancing Option, the Account Value must be at least $10,000 ($2,000 for a Contract funding a Qualified Plan) and an Asset Rebalancing Request in proper form must be received at the T. Rowe Price Variable Annuity Service Center. You may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options. An Asset Rebalancing Request form is available upon request. On the form, you must indicate the applicable Subaccounts and the percentage of Account Value which should be allocated to each of the applicable Subaccounts each quarter under the Asset Rebalancing Option. If the Asset Rebalancing Option is elected, all Account Value allocated to the Subaccounts must be included in the Asset Rebalancing Option.


      This option will result in the exchange of Account Value to one or more of the Subaccounts on the date you specify or, if no date is specified, on the date of the Company's receipt of the Asset Rebalancing Request in proper form and on each quarterly anniversary of the applicable date thereafter. The amounts exchanged will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the exchanges are effected. Amounts periodically exchanged under this option are not included in the six exchanges per Contract Year that generally are allowed as discussed below.



      You may instruct us to terminate this option at any time by written request to the T. Rowe Price Variable Annuity Service Center. This option will terminate automatically in the event that you exchange Account Value outside the Asset Rebalancing Option by written request or telephone instructions. In either event, the Account Value in the Subaccounts that has not been exchanged will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to resume Asset Rebalancing after it has been canceled, you must complete a new Asset Rebalancing Request form and send it to the T. Rowe Price Variable Annuity Service Center. The Account Value at the time the request is made must be at least $10,000 ($2,000 for a Contract funding a Qualified Plan). The Company may discontinue, modify, or suspend the Asset Rebalancing Option at any time provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services.


      Account Value allocated to the Fixed Interest Account may be included in Asset Rebalancing, subject to certain restrictions described under "The Fixed Interest Account."

EXCHANGES OF ACCOUNT VALUE


      Prior to the Annuity Payout Date, you may exchange Account Value among the Subaccounts upon proper written request to the T. Rowe Price Variable Annuity Service Center both before and after the Annuity Start Date. You may exchange Account Value (other than exchanges in connection with the

VARIABLE ANNUITY PROSPECTUS                                                   20
--------------------------------------------------------------------------------


      Dollar Cost Averaging or Asset Rebalancing Options) by telephone if an Authorization for Telephone Requests form has been properly completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. The minimum exchange amount is $500 ($200 under the Dollar Cost Averaging Option), or the amount remaining in a given Subaccount.

      You may also exchange Account Value between the Subaccounts and the Fixed Interest Account; however, exchanges from the Fixed Interest Account to the Subaccounts are restricted as described under "The Fixed Interest Account." For a discussion of exchanges after the Annuity Payout Date, see "Annuity Payments."


      The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed exchanges, frequent exchanges or exchanges that are large in relation to the total assets of the Portfolios. These kinds of strategies and exchange activities may be disruptive to the Portfolios in which the Subaccounts invest. We reserve the right to restrict exchanges if we determine that you are engaging in a pattern of exchanges that is disruptive to the Portfolios or potentially disadvantageous to other Owners (regardless of the number of previous exchanges during the Contract Year). In making this determination, we will consider among other things, the following factors:



            o     The total dollar amount being exchanged;



            o The number of exchanges you made within the previous three months;



            o Whether your exchanges appear to follow a pattern designed to take advantage of short-term market fluctuations; and



            o Whether your exchanges appear to be part of a group of exchanges made by a third party on behalf of the individual Owners in the group.



      The Company reserves the right to limit the size and frequency of exchanges and to discontinue telephone and other electronic exchanges. If the Company determines that your exchange patterns among the Subaccounts are disruptive to the Portfolios or potentially disadvantageous to Owners, the Company may among other things, restrict the availability of telephone exchanges or other electronic exchanges and may require that you submit exchange requests in writing via regular U.S. mail. We may also refuse to act on exchange instructions of an agent who is acting on behalf of one or more Owners. Also, certain of the Portfolios may have in place limits on the number of exchanges permitted, which limits are more restrictive than six per Contract Year. If we choose to discontinue your right to use telephone and other electronic exchanges or to otherwise restrict the size and/or frequency of your exchanges, we will so notify you in writing.



      While the Company discourages market timing and excessive short-term trading, the Company cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

VARIABLE ANNUITY PROSPECTUS                                                   21
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ACCOUNT VALUE

      The Account Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Interest Account. Account Value is determined as of any Valuation Date during the Accumulation Period and during the Annuity Period under Annuity Options 5 through 7.

      On each Valuation Date, the portion of the Account Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount for that date. See "Determination of Account Value," below. No minimum amount of Account Value is guaranteed. You bear the entire investment risk relating to the investment performance of Account Value allocated to the Subaccounts.

DETERMINATION OF ACCOUNT VALUE

      Account Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which you have allocated Account Value, payment of subsequent purchase payments, partial withdrawals, annuity payments under Options 5 through 7 and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Portfolios of the Funds. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by the corresponding Portfolios. Any dividends or distributions from any Portfolio will be automatically reinvested in shares of the same Portfolio, unless the Company, on behalf of the Separate Account, elects otherwise.

      Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When you allocate purchase payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the particular Subaccount as of the end of the Valuation Period during which the purchase payment is credited. In addition, other transactions including full or partial withdrawals, exchanges, annuity payments under Options 5 through 7 and assessment of premium taxes against the Contract, all affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the affected Subaccount. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received after that time on any Valuation Date will be effected at the price determined on the following Valuation Date. The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC. The number of Accumulation Units credited to a Contract will not be changed by any subsequent change in the value of an Accumulation Unit, but the price of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

      The price of each Subaccount's units initially was $10. Determination of the price of a Subaccount takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Portfolio of the Funds, (2) any dividends or distributions paid by the corresponding Portfolio, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge under the Contract.

FULL AND PARTIAL WITHDRAWALS

      Prior to the Annuity Payout Date, you may surrender the Contract for its Withdrawal Value or make a partial withdrawal of Account Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from the Account Value at any time while the Owner is living, subject to restrictions on partial withdrawals of Account Value from the Fixed Interest Account and limitations under applicable

VARIABLE ANNUITY PROSPECTUS                                                   22
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      law. Withdrawals after the Annuity Payout Date are permitted only under
      Annuity Options 5 through 8. See "Annuity Payments." A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received at the T. Rowe Price Variable Annuity Service Center. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable. You may direct Investment Services to apply the proceeds of a full or partial withdrawal to the purchase of shares of one or more of the
      T. Rowe Price Funds by so indicating in your written withdrawal request.

      The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value generally is equal to the Account Value as of the end of the Valuation Period during which a proper withdrawal request is received at the T. Rowe Price Variable Annuity Service Center, less any premium taxes due and paid by the Company. The Withdrawal Value during the Annuity Period under Option 8 is the present value of future annuity payments calculated using the assumed interest rate, less any premium taxes due and paid by the Company. (See "Annuity Payments.")

      You may request a partial withdrawal as a specified percentage or dollar amount of Account Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company in accordance with the amount specified in the partial withdrawal request. Upon payment, the Account Value will be reduced by an amount equal to the payment and any applicable premium tax. If a partial withdrawal is requested that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

      The amount of a partial withdrawal will be deducted from the Account Value in the Subaccounts and the Fixed Interest Account, according to your instructions to the Company, subject to the restrictions on partial withdrawals from the Fixed Interest Account. See "The Fixed Interest Account." If you do not specify the allocation, the Company will contact you for instructions, and the withdrawal will be effected as of the end of the Valuation Period in which such instructions are obtained. A full or partial withdrawal, including a systematic withdrawal, may be subject to a premium tax charge to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Premium Tax Charge."

      A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner's attaining age 59 1/2, may be subject to a 10% penalty tax. You should carefully consider the tax consequences of a withdrawal under the Contract. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS

      The Company currently offers a feature under which you may elect to receive systematic withdrawals of Account Value by sending a properly completed Systematic Withdrawal Request form to the T. Rowe Price Variable Annuity Service Center. Systematic withdrawals are available only prior to the Annuity Payout Date. You may direct Investment Services to apply the proceeds of a systematic withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating on the Systematic Withdrawal Request form. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable. You may designate the systematic withdrawal amount as a percentage of Account Value allocated to the Subaccounts and/or Fixed Interest Account, as a specified dollar amount, as all earnings in the Contract, or as based upon the life expectancy of the Owner or the Owner and a beneficiary, and the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual, or annual. You may stop or modify systematic withdrawals upon proper written request to the T. Rowe Price Variable Annuity Service Center at least 30 days in advance of the requested date of termination or modification.

VARIABLE ANNUITY PROSPECTUS                                                   23
--------------------------------------------------------------------------------


      Each systematic withdrawal must be at least $100. Upon payment, your Account Value will be reduced by an amount equal to the payment proceeds plus any applicable premium taxes. Any systematic withdrawal that equals or exceeds the Withdrawal Value will be treated as a full withdrawal. In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal zero.

      The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to your Account Value in the Subaccounts and the Fixed Interest Account based on your instructions.

      The Company may, at any time, discontinue, modify, or suspend systematic withdrawals provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services. Systematic withdrawals from Account Value allocated to the Fixed Interest Account must provide for payments over a period of not less than 36 months as described under "The Fixed Interest Account." You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax imposed on withdrawals made prior to the Owner's attaining age 59 1/2. See "Federal Tax Matters."

FREE-LOOK RIGHT

      You may return a Contract within the Free-Look Period, which is generally a 10-day period beginning when you receive the Contract. The returned Contract will then be deemed void and the Company will refund any purchase payments allocated to the Fixed Interest Account plus the Account Value in the Subaccounts as of the end of the Valuation Period during which the returned Contract is received by the Company. The Company will return purchase payments allocated to the Subaccounts rather than Account Value in those states and circumstances in which it is required to do so.

DEATH BENEFIT

      If the Owner dies during the Accumulation Period, the Company will pay the death benefit proceeds to the Designated Beneficiary upon receipt of due proof of death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be payable upon receipt of due proof of death of either Owner during the Accumulation Period and instructions regarding payment. If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant during the Accumulation Period and instructions regarding payment, and the amount of the death benefit is based on the age of the oldest Annuitant on the date the Contract was issued. If the death of an Owner occurs on or after the Annuity Payout Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

      The death benefit proceeds will be the death benefit reduced by any premium taxes due or paid by the Company. If an Owner dies during the Accumulation Period and the age of each Owner was 75 or younger on the date the Contract was issued, the amount of the death benefit will be the greatest of (1) the Account Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center, (2) the total purchase payments received less any reductions caused by previous withdrawals, or (3) the stepped-up death benefit. The stepped-up death benefit is: (a) the highest death benefit on any annual Contract anniversary that is both an exact multiple of five and occurs prior to the oldest Owner attaining age 76, plus (b) any purchase payments made since the applicable fifth annual Contract anniversary, less (c) any withdrawals since the applicable anniversary.

VARIABLE ANNUITY PROSPECTUS                                                   24
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      If an Owner dies during the Accumulation Period and the Contract was issued to the Owner after age 75, the amount of the death benefit will be the Account Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center.

      The death benefit for Contracts issued in Florida is different than the death benefit described above. For Contracts issued in Florida, the death benefit, regardless of age at issue, is the greater of (1) the Account Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center, or (2) the total purchase payments received less any reductions caused by previous withdrawals.


      The Company will pay the death benefit proceeds to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" for a discussion of the tax consequences in the event of death.


DISTRIBUTION REQUIREMENTS

      For Contracts issued in connection with Non-Qualified Plans, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force until the earlier of the surviving spouse's death or the Annuity Payout Date or to receive the death benefit proceeds. For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of the Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

      For Contracts issued in connection with Qualified Plans, the terms of any Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT

      If the Annuitant dies prior to the Annuity Payout Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant on or after the Annuity Payout Date, any death benefit is determined under the terms of the Annuity Option. See "Annuity Options."

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

      The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge generally is equal to an annual rate of 0.55% of each Subaccount's average daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.

VARIABLE ANNUITY PROSPECTUS                                                   25
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      The expense risk borne by the Company is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the profit realized from the mortality and expense risk charge. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company assumes a mortality risk in connection with the death benefit under the Contract.

      The Company may ultimately realize a profit from the mortality and expense risk charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including any promotional and administrative expenses, including compensation paid by the Company to Investment Services or an affiliate thereof. The Company pays Investment Services at the annual rate of 0.10% of each Subaccount's average daily net assets for administrative services.

PREMIUM TAX CHARGE

      Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. This charge will be deducted upon the Annuity Payout Date, upon full or partial withdrawal, or upon payment of the death benefit, if premium taxes are incurred at that time and are not refundable. The Company reserves the right to deduct premium taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

OTHER CHARGES

      The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

GUARANTEE OF CERTAIN CHARGES

      The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.55% of each Subaccount's average daily net assets.

FUND EXPENSES

      Each Subaccount purchases shares at the net asset value of the corresponding Portfolio of the Funds. Each Portfolio's net asset value reflects the investment management fee and any other expenses that are deducted from the assets of the Fund. These fees and expenses are not deducted from the Subaccount, but are paid from the assets of the corresponding Portfolio. As a result, you indirectly bear a pro rata portion of such fees and expenses. The management fees and other expenses, if any, which are more fully described in the Portfolio prospectuses, are not specified or fixed under the terms of the Contract, and the Company bears no responsibility for such fees and expenses.

VARIABLE ANNUITY PROSPECTUS                                                   26
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ANNUITY PAYMENTS
--------------------------------------------------------------------------------

GENERAL

      You may select the Annuity Payout Date at the time of application. You may not defer the Annuity Payout Date beyond the Annuitant's 90th birthday, although the terms of a Qualified Plan and the laws of certain states may require you to begin receiving annuity payments at an earlier age. If you do not select an Annuity Payout Date, the Annuity Payout Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary; however, if the Owner has not selected an Annuity Payout Date, Annuity Payments will not begin until the Company receives specific instructions from the Owner. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Payout Date. A letter will be sent to the Owner on the proposed Annuity Payout Date requesting that the Owner confirm this date or select a new date.

      On the Annuity Payout Date, the Account Value as of that date, less any premium taxes, will be applied to provide an annuity under one of the Options described under "Annuity Options." Each Option is available either as a variable annuity supported by the Subaccounts or as a fixed annuity supported by the Fixed Interest Account. A combination variable and fixed annuity is also available under Options 5 through 7. Your payment choices for each Annuity Option are set forth in the table below.

      TABLE 5

                                                                                               COMBINATION VARIABLE
        ANNUITY OPTION                                  VARIABLE ANNUITY    FIXED ANNUITY       AND FIXED ANNUITY
        --------------                                  ----------------    -------------      --------------------
        Option 1 - Life Income                                  X                  X
        Option 2 - Life Income with Period Certain              X                  X
        Option 3 - Life Income with Installment Refund          X                  X
        Option 4 - Joint and Last Survivor                      X                  X
        Option 5 - Payments for a Specified Period              X                  X                   X
        Option 6 - Payments of a Specified Amount               X                  X                   X
        Option 7 - Age Recalculation                            X                  X                   X
        Option 8 - Period Certain                               X                  X

      Variable Annuity Payments will fluctuate with the investment performance of the applicable Subaccounts while fixed Annuity Payments will not. Unless you direct otherwise, Account Value allocated to the Subaccounts will be applied to purchase a variable annuity and Account Value allocated to the Fixed Interest Account will be applied to purchase a fixed annuity.

      The Company will make Annuity Payments on a monthly, quarterly, semiannual, or annual basis. No Annuity Payments will be made for less than $100. You may direct Investment Services to apply the proceeds of an Annuity Payment to shares of one or more of the T. Rowe Price Funds by submitting a written request to the T. Rowe Price Variable Annuity Service Center. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency.

      You may designate or change an Annuity Payout Date, Annuity Option and Annuitant, provided proper written notice is received at the T. Rowe Price Variable Annuity Service Center at least 30 days prior to the Annuity Payout Date. The date selected as the new Annuity Payout Date must be at least 30 days after the date written notice requesting a change of Annuity Payout Date is received at the T. Rowe Price Variable Annuity Service Center.

VARIABLE ANNUITY PROSPECTUS                                                   27
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EXCHANGES AND WITHDRAWALS

      During the Annuity Period, you may exchange Account Value or Payment Units among the Subaccounts upon proper written request to the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. Exchanges of Account Value or Payment Units during the Annuity Period will result in future annuity payments based upon the performance of the Subaccounts to which the exchange is made.

      The Owner may exchange Payment Units under Options 1 through 4 and 8 and may exchange Account Value among the Subaccounts and the Fixed Interest Account under Options 5 through 7, subject to the restrictions on exchanges from the Fixed Interest Account described under the "Fixed Interest Account." The minimum amount of Account Value that may be exchanged is $500 or, if less, the amount remaining in the Fixed Interest Account or Subaccount.

      Once Annuity Payments have commenced, an Annuitant or Owner cannot change the Annuity Option and generally cannot surrender his or her annuity for the Withdrawal Value. Full and partial withdrawals of Account Value are available, however, during the Annuity Period under Options 5 through 7, subject to the restrictions on withdrawals from the Fixed Interest Account. An Owner may elect to withdraw the present value of annuity payments, commuted at the assumed interest rate, if a variable annuity under Option 8 is selected. Partial withdrawals during the Annuity Period will reduce the amount of future Annuity Payments.

ANNUITY OPTIONS

      The Contract provides for eight Annuity Options. Other Annuity Options may be available upon request at the discretion of the Company. If no Annuity Option has been selected, the Contract provides that Annuity Payments will be made to the Annuitant under Option 2 which shall be an annuity payable monthly during the lifetime of the Annuitant with payments guaranteed to be made for 10 years. The Company, however, will not begin Annuity Payments under any Annuity Option until the Owner has contacted the Company with specific instructions that reconfirm the Annuity Option and Annuity Payout Date set forth in the Contract. The Annuity Options are set forth below.

      OPTION 1 - LIFE INCOME Periodic Annuity Payments will be made during the lifetime of the Annuitant. It is possible under this Option for an Annuitant to receive only one Annuity Payment if the Annuitant's death occurred prior to the due date of the second Annuity Payment, two if death occurred prior to the due date of the third Annuity Payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 2 - LIFE INCOME WITH PERIOD CERTAIN OF 5, 10, 15, OR 20 YEARS Periodic Annuity Payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15, or 20 years, as elected, Annuity Payments will be continued during the remainder of such period to the Designated Beneficiary. UPON THE ANNUITANT'S DEATH AFTER THE PERIOD CERTAIN, NO FURTHER ANNUITY PAYMENTS WILL BE MADE.

      OPTION 3 - LIFE INCOME WITH INSTALLMENT OR UNIT REFUND OPTION Periodic Annuity Payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, Annuity Payments will be continued to the Designated Beneficiary until that number of Annuity Payments has been made.

      OPTION 4 - JOINT AND LAST SURVIVOR Periodic Annuity Payments will be made during the lifetime of the Annuitants. Annuity Payments will be made as long as either Annuitant is living. Upon the death

VARIABLE ANNUITY PROSPECTUS                                                   28
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      of one Annuitant, Annuity Payments continue to the surviving annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed Annuity Payments, the amount of the Annuity Payment and, with respect to variable annuity payments, the number of Payment Units used to determine the Annuity Payment is reduced as of the first Annuity Payment following the Annuitant's death. It is possible under this Option for only one Annuity Payment to be made if both Annuitants died prior to the second Annuity Payment due date, two if both died prior to the third Annuity Payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 5 - PAYMENTS FOR SPECIFIED PERIOD Periodic Annuity Payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each Annuity Payment is determined by dividing Account Value by the number of Annuity Payments remaining in the period. If, at the death of the Annuitant, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

      OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT Periodic Annuity Payments of the amount elected by the Owner will be made until Account Value is exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. This Option is available only for Contracts issued in connection with Non-Qualified Plans.

      OPTION 7 - AGE RECALCULATION Periodic Annuity Payments will be made based upon the Annuitant's life expectancy, or the joint life expectancy of the Annuitant and a beneficiary, at the Annuitant's attained age (and the beneficiary's attained or adjusted age, if applicable) each year. The payments are computed by reference to government actuarial tables and are made until Account Value is exhausted. Upon the Annuitant's death, any Account Value will be paid to the Designated Beneficiary.

      OPTION 8 - PERIOD CERTAIN Periodic Annuity Payments will be made for a fixed period which may be 5, 10, 15 or 20 years. This option differs from Option 5 in that Annuity Payments are calculated on the basis of Payment Units. If the Annuitant dies prior to the end of the period certain, the remaining guaranteed Annuity Payments will be made to the Designated Beneficiary.

SELECTION OF AN OPTION

      You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting Annuity Payments and other matters. For instance, Qualified Plans generally require that Annuity Payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under Qualified Plans, the period elected for receipt of Annuity Payments under Annuity Options (other than life income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. For Non-Qualified Plans, the Company does not allow Annuity Payments to be deferred beyond the Annuitant's 90th birthday.

ANNUITY PAYMENTS

      Annuity Payments under Options 1 through 4 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 the annuity rates will vary based upon the age and sex of the Annuitant, except that unisex rates are used where required by law. The annuity rates reflect your life expectancy based upon your age and gender as of the Annuity Payout Date unless unisex rates apply. The annuity rates are based upon the 1983(a) Mortality Table


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VARIABLE ANNUITY PROSPECTUS                                                   29
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      projected for mortality improvement for 45 years using projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, as selected by the Owner. See the table below for the basis of annuity rates. In the case of Options 5, 6 and 7, Annuity Payments are based upon Account Value without regard to annuity rates.

                             BASIS OF ANNUITY RATES

         OPTIONS 1-4                      OPTION 8
Assumed Interest Rate               Assumed Interest Rate
Mortality Table 1983(a)
projected for mortality
improvement using
projection scale G


      The Company calculates variable Annuity Payments under Options 1 through 4 and 8 using Payment Units. The value of a Payment Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Payment Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Payment Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Portfolio of the Funds; (2) any dividends or distributions paid by the corresponding Portfolio; (3) the mortality and expense risk charge; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

      The Company determines the number of Payment Units used to calculate each variable Annuity Payment as of the Annuity Payout Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4 and 8 which are the guaranteed minimum dollar amount of monthly annuity payment for each $1,000 of Account Value, less any applicable premium taxes, applied to an Annuity Option. The Account Value as of the Annuity Payout Date, less any applicable premium taxes, is divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial Annuity Payment for a variable annuity and the guaranteed monthly Annuity Payment for a fixed annuity.

      On the Annuity Payout Date, the Company divides the initial variable Annuity Payment by the value as of that date of the Payment Unit for the applicable Subaccount to determine the number of Payment Units to be used in calculating subsequent Annuity Payments. If variable Annuity Payments are allocated to more than one Subaccount, the number of Payment Units will be determined by dividing the portion of the initial variable Annuity Payment allocated to a Subaccount by the value of that Subaccount's Payment Unit as of the Annuity Payout Date. The initial variable Annuity Payment is allocated to the Subaccounts in the same proportion as the Account Value is allocated as of the Annuity Payout Date. The number of Payment Units will remain constant for subsequent Annuity Payments, unless the Owner exchanges Payment Units among Subaccounts or makes a withdrawal under Option 8.

      Subsequent variable Annuity Payments are calculated by multiplying the number of Payment Units allocated to a Subaccount by the value of the Payment Unit as of the date of the Annuity Payment. If the Annuity Payment is allocated to more than one Subaccount, the Annuity Payment is equal to the sum of the payment amounts determined for each Subaccount.

ASSUMED INTEREST RATE

      As discussed above, the annuity rates for Options 1 through 4 and 8 are based upon an assumed interest rate of 3.5%, compounded annually. Variable Annuity Payments increase or decrease from one Annuity Payment date to the next based upon the net performance (returns after fees and

VARIABLE ANNUITY PROSPECTUS                                                   30
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      expenses) of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the net performance of the Subaccounts is equal to the assumed interest rate, Annuity Payments will remain constant. If the net performance of the Subaccounts is greater than the assumed interest rate, the amount of the Annuity Payments will increase and if it is less than the assumed interest rate, the amount of the Annuity Payments will decline. A higher assumed interest rate, for example 5%, would mean a higher initial variable Annuity Payment, but the amount of the Annuity Payments would increase more slowly in a rising market (or the amount of the Annuity Payments would decline more rapidly in a falling market). Conversely, a lower assumed interest rate, for example 3.5%, would mean a lower initial variable Annuity Payment and more rapidly rising Annuity Payment amounts in a rising market and more slowly declining Annuity Payment amounts in a falling market.

THE FIXED INTEREST ACCOUNT
--------------------------------------------------------------------------------


      You may allocate all or a portion of your purchase payments, and exchange Account Value, to the Fixed Interest Account. Amounts allocated to the Fixed Interest Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The Company's General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Interest Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Interest Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The disclosure in this Prospectus relating to the Fixed Interest Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of the Contract involving the Separate Account and contains only selected information regarding the Fixed Interest Account. For more information regarding the Fixed Interest Account, see "The Contract."


      Amounts allocated to the Fixed Interest Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

INTEREST

      Account Value allocated to the Fixed Interest Account earns interest at a fixed rate or rates that are paid by the Company. The Account Value in the Fixed Interest Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3% which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Company's General Account. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time.

      Account Value allocated or exchanged to the Fixed Interest Account will earn interest at the Current Rate, if any, in effect on the date such portion of Account Value is allocated or exchanged to the Fixed Interest Account. The Current Rate paid on any such portion of Account Value allocated or exchanged to the Fixed Interest Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Account Value, which will earn interest at the Current Rate, if any, declared by the Company on the first day of the new Guarantee Period.

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VARIABLE ANNUITY PROSPECTUS                                                   31
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      Account Value allocated or exchanged to the Fixed Interest Account at one point in time may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account at another point in time. For example, amounts allocated to the Fixed Interest Account in June may be credited with a different Current Rate than amounts allocated to the Fixed Interest Account in July. In addition, if Guarantee Periods of different durations are offered, Account Value allocated or exchanged to the Fixed Interest Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Account Value in the Fixed Interest Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or exchanged to the Fixed Interest Account and the duration of the Guarantee Period. The Company bears the investment risk for the Account Value allocated to the Fixed Interest Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Interest Account.

      For purposes of determining the interest rates to be credited on Account Value in the Fixed Interest Account, withdrawals or exchanges from the Fixed Interest Account will be deemed to be taken first from any portion of Account Value allocated to the Fixed Interest Account for which the Guarantee Period expires during the calendar month in which the withdrawal or exchange is effected, then in the order beginning with that portion of such Account Value which has the longest amount of time remaining before the end of its Guarantee Period and ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about exchanges and withdrawals from the Fixed Interest Account, see "Exchanges and Withdrawals" below.

DEATH BENEFIT

      The death benefit under the Contract will be determined in the same fashion for a Contract that has Account Value in the Fixed Interest Account as for a Contract that has Account Value allocated to the Subaccounts. See "Death Benefit."

CONTRACT CHARGES

      Premium taxes will be the same for Contractowners who allocate purchase payments or exchange Account Value to the Fixed Interest Account as for those who allocate purchase payments to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Interest Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Interest Account. In addition, the investment management fees and any other expenses paid by the Funds will not be paid directly or indirectly by Contractowners to the extent the Account Value is allocated to the Fixed Interest Account; however, such Contractowners will not participate in the investment experience of the Subaccounts.

EXCHANGES AND WITHDRAWALS

      Amounts may be exchanged from the Subaccounts to the Fixed Interest Account and from the Fixed Interest Account to the Subaccounts, subject to the following limitations. Exchanges from the Fixed Interest Account are allowed only (1) from Account Value, the Guarantee Period of which expires during the calendar month in which the exchange is effected, (2) pursuant to the Dollar Cost Averaging Option provided that such exchanges are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Rebalancing Option, provided that upon receipt of the Asset Rebalancing Request, Account Value is allocated among the Fixed Interest Account and the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on exchanges from the Fixed Interest Account set forth in (1) above. Accordingly, a Contractowner who desires to implement the Asset Rebalancing Option should do so at a time when Account Value may be exchanged from the Fixed Interest Account to the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on exchanges from the Fixed Interest Account. Once an Asset Rebalancing Option is implemented, the restrictions on exchanges will not apply to exchanges made pursuant to the Option. Up to six exchanges are allowed in any Contract Year and exchanges pursuant

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VARIABLE ANNUITY PROSPECTUS                                                   32
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      to the Dollar Cost Averaging and Asset Rebalancing Options are not
      included in the six exchanges allowed per Contract Year. The minimum exchange amount is $500 ($200 under the Dollar Cost Averaging Option) or the amount remaining in the Fixed Interest Account. The Company reserves the right to waive or limit the number of exchanges permitted each Contract Year, to suspend exchanges, to limit the amount that may be subject to exchanges and the amount remaining in an account after an exchange, and to impose conditions on the right to exchange.

      If Account Value is being exchanged from the Fixed Interest Account pursuant to the Dollar Cost Averaging or Asset Rebalancing Option or withdrawn from the Fixed Interest Account pursuant to systematic withdrawals, any purchase payment allocated to, or Account Value exchanged to or from, the Fixed Interest Account will automatically terminate such Dollar Cost Averaging or Asset Rebalancing Option or systematic withdrawals, and any withdrawal from the Fixed Interest Account or the Subaccounts will automatically terminate the Asset Rebalancing Option. In the event of automatic termination of any of the foregoing options, the Company shall so notify the Contractowner, and the Contractowner may reestablish Dollar Cost Averaging, Asset Rebalancing, or systematic withdrawals by sending a written request to the Company, provided that the Owner's Account Value at that time meets any minimum amount required for the Dollar Cost Averaging or Asset Rebalancing Option.

      The Contractowner may also make full withdrawals to the same extent as a Contractowner who has allocated Account Value to the Subaccounts. A Contractowner may make a partial withdrawal from the Fixed Interest Account only (1) from Account Value, the Guarantee Period of which expires during the calendar month in which the partial withdrawal is effected, (2) pursuant to systematic withdrawals, and (3) once per Contract Year in an amount up to the greater of $5,000 or 10% of Account Value allocated to the Fixed Interest Account at the time of the partial withdrawal. Systematic withdrawals from Account Value allocated to the Fixed Interest Account must provide for payments over a period of not less than 36 months. See "Full and Partial Withdrawals" and "Systematic Withdrawals."

PAYMENTS FROM THE FIXED INTEREST ACCOUNT

      As required by most states, the Company reserves the right to delay any full and partial withdrawals and exchanges from the Fixed Interest Account for up to six months after a written request in proper form is received at the T. Rowe Price Variable Annuity Service Center. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Interest Account. The Company does not expect to delay payments from the Fixed Interest Account and will notify you if there will be a delay.

MORE ABOUT THE CONTRACT
--------------------------------------------------------------------------------

OWNERSHIP

      The Contractowner is the person named as such in the application or in any later change shown in the Company's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person, such as a trust or corporation, referred to herein as "Non-Natural Persons." See "Federal Tax Matters."

      Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan.

DESIGNATION AND CHANGE OF BENEFICIARY

      The Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Contractowner may change the Beneficiary at any time while the Contract is


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VARIABLE ANNUITY PROSPECTUS                                                   33
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      in force by written request on a form provided by the Company and received at the T. Rowe Price Variable Annuity Service Center. The change will not be binding on the Company until it is received and recorded at the T. Rowe Price Variable Annuity Service Center. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without the Beneficiary's consent.

DIVIDENDS

      The Contract is eligible to share in the surplus earnings of the Company. However, the current dividend scale is zero, and the Company does not anticipate that dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT

      The Company will pay any full or partial withdrawal benefit or death benefit proceeds from Account Value allocated to the Subaccounts, and will effect an exchange between Subaccounts or from a Subaccount to the Fixed Interest Account within seven days from the Valuation Date a proper request is received at the T. Rowe Price Variable Annuity Service Center. However, the Company can postpone the calculation or payment of such a payment or exchange of amounts from the Subaccounts to the extent permitted under applicable law, for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC, (c) during which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or
      (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or (d) as the SEC may by order permit for the protection of investors.

PROOF OF AGE AND SURVIVAL

      The Company may require proof of age or survival of any person on whose life Annuity Payments depend.

MISSTATEMENTS

      If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by the Company under the Contract shall be such as the Account Value would have provided for the correct age or sex (unless unisex rates apply).

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

      The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code").

      The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan for which the Contract is purchased, the tax and employment status of the individuals involved, and a number of other factors. The discussion of the federal income tax considerations relating to a Contract contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made

VARIABLE ANNUITY PROSPECTUS                                                   34
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      to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, you should consult a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of Annuity Payments under a Contract, or any other transaction involving a Contract (including an exchange). THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.


TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT

      GENERAL

      The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

      CHARGE FOR THE COMPANY'S TAXES

      A charge may be made against the Separate Account for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts, or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts, or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

      Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

      DIVERSIFICATION STANDARDS

      Each of the Portfolios will be required to adhere to regulations issued by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment, but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Portfolios, intends to comply with the diversification requirements of Section 817(h).

      In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of


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VARIABLE ANNUITY PROSPECTUS                                                   35
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      regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor
      (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." Guidance issued to date has no application to the Contract.

      The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example in the present case, the Contractowner has additional flexibility in allocating purchase payments and Contract Values than in the cases described in the rulings. These differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are promulgated, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Funds will not have to change any Portfolio's investment objective or investment policies.

      INCOME TAXATION OF ANNUITIES IN GENERAL-NON-QUALIFIED PLANS

      Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

      o     SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY PAYOUT DATE Code
            Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Payout Date generally will be treated as gross income to the extent that the cash value of the Contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract. Similarly, loans under a Contract are generally treated as distributions under the Contract.

      o SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY PAYOUT DATE Upon a complete surrender, the amount received is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is


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VARIABLE ANNUITY PROSPECTUS                                                   36
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            taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

      o PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is generally imposed equal to 10% of the portion of such amount which is includible in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

            If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

      ADDITIONAL CONSIDERATIONS

      o DISTRIBUTION-AT-DEATH RULES In order to be treated as an annuity contract, a Contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Payout Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the distribution method in effect on the owner's death; and (b) if any owner dies before the Annuity Payout Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

            Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Beneficiary is the deceased owner's spouse.

      o GIFT OF ANNUITY CONTRACTS Generally, gifts of Non-Qualified Plan Contracts prior to the Annuity Payout Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

      o CONTRACTS OWNED BY NON-NATURAL PERSONS If the Contract is held by a non-natural person (for example, a corporation), the income on that Contract (generally the increase in net surrender value


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            less the purchase payments) is includible in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

      o MULTIPLE CONTRACT RULE For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includible in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Payout Date, such as a partial withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

            In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Payout Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

      o POSSIBLE TAX CHANGES In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

      o TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT A transfer of ownership of a Contract, the designation of an Annuitant, Payee, or other Beneficiary who is not also the Owner, the selection of certain Annuity Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection, or exchange should contact a qualified tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS

      The Contract may be used as a Qualified Plan that meets the requirements of an individual retirement annuity ("IRA") under Section 408 of the Code, or a Roth IRA under Section 408A of the Code.

      If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

      The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract as a Qualified Plan. A Qualified Plan may permit the purchase


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      of the Contract to accumulate retirement savings under the plan. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

      The amount that may be contributed to a Qualified Plan is subject to limitations under the Code. In addition, early distributions from Qualified Plans may be subject to penalty taxes. Furthermore, most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These rules and requirements may not be incorporated into our Contract administration procedures. Therefore, Contractowners, Annuitants, and Beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the Contract comply with applicable law.

      THE FOLLOWING IS A BRIEF DESCRIPTION OF QUALIFIED PLANS AND THE USE OF THE CONTRACT THEREWITH:

      o     SECTION 408 AND SECTION 408A

            Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.

            IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or nondeductible basis. IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

            TABLE 6


               TAX YEAR           AMOUNT
                 2004             $3,000
               2005-2007          $4,000
          2008 and thereafter     $5,000



            Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $500 during the tax years of 2004-2005, or $1,000 for the 2006 tax year or any tax year thereafter. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($65,000 for a married couple filing a joint return and $45,000 for a single taxpayer in 2004). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


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VARIABLE ANNUITY PROSPECTUS                                                   39
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            Sale of the Contract for use with IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement which accompanies this Prospectus.

            An individual's interest in a traditional IRA must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70 1/2 ("required beginning date"). The Contractowner's retirement date, if any, will not affect his or her required beginning date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary).

            Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to an eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA.

            If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, the five-year rule will be deemed satisfied if distributions begin before the close of the calendar year following the year of the individual's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have reached age 70 1/2.

            If an individual dies after reaching his or her required beginning date, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

            Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions to all IRAs bear to the expected return under the IRAs.


            The IRS has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.


            Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000.

            Regular contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth

VARIABLE ANNUITY PROSPECTUS                                                   40
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            IRAs are not subject to minimum required distribution rules during the Contractowner's life time. Generally, however, the amount remaining in a Roth IRA after a Contractowner's death must begin to be distributed by the end of the first calendar year after death and made over a beneficiary's life expectancy. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of fifth full calendar year after death of the Contractowner.

      o     TAX PENALTIES

            Premature Distribution Tax. Distributions from a Qualified Plan before the owner reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions:
            (i) made on or after the death of the Owner; (ii) attributable to the Owner's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary;
            (iv) made to pay for certain medical expenses; (v) that are exempt withdrawals of an excess contribution; (vi) that are rolled over or transferred in accordance with Code requirements; (vii) which, subject to certain restrictions, do not exceed the health insurance premiums paid by unemployed individuals in certain cases; (viii) made to pay "qualified higher education expenses"; or (ix) for certain "qualified first-time homebuyer distributions."

            Minimum Distribution Tax. If the amount distributed from all your IRAs is less than the minimum required distribution for the year, you are subject to a 50% tax on the amount that was not properly distributed from all of your IRAs.

      o     WITHHOLDING

            Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of 10 or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

            Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than 10 years) from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

            The above description of the federal income tax consequences applicable to Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION
--------------------------------------------------------------------------------

VOTING OF FUND SHARES

      You indirectly (through the Separate Account) purchase shares of the Portfolios when you allocate purchase payments to the Subaccounts. The Company owns shares of the Portfolios in the Separate Account for your benefit. Under current law, the Company will vote shares of the Portfolios held in the Subaccounts in accordance with voting instructions received from Owners having the right to give such instructions. You will have the right to give voting instructions to the extent that you have Account Value allocated to the particular Subaccount. The Company will vote all shares it owns through the


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      Subaccount in the same proportion as the shares for which it receives voting instructions from Owners. The Company votes shares in accordance with its current understanding of the federal securities laws. If the Company later determines that it may vote shares of the Funds in its own right, it may elect to do so.

      Unless otherwise required by applicable law, the number of shares of a particular Portfolio as to which you may give voting instructions to the Company is determined by dividing your Account Value in a Subaccount on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Funds. Voting instructions may be cast in person or by proxy. Voting rights attributable to your Account Value in a Subaccount for which you do not submit timely voting instructions will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS

      The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Portfolios of the Funds should no longer be available for investment, or if the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company, the Company may substitute shares of another Portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the Contract. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

      In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

      The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Portfolio of one of the Funds or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Subaccounts may be established by the Company with the consent of Investment Services, and any new Subaccount will be made available to existing Owners on a basis to be determined by the Company and Investment Services. The Company may also eliminate or combine one or more Subaccounts if marketing, tax, or investment conditions so warrant.

      Subject to compliance with applicable law, the Company may transfer assets to the General Account with the consent of Investment Services. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount to another separate account or Subaccount with the consent of Investment Services.

      In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by the Company to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that


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VARIABLE ANNUITY PROSPECTUS                                                   42
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      Act in the event such registration is no longer required; or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

      The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. The Company also reserves the right to limit the amount and frequency of subsequent purchase payments.

REPORTS TO OWNERS

      A statement will be sent annually to each Contractowner indicating the Account Value as of the end of each year. In addition, the statement will indicate the allocation of Account Value among the Fixed Interest Account and the Subaccounts and any other information required by law. Confirmations will also be sent out upon purchase payments, exchanges, and full and partial withdrawals. Certain transactions will be confirmed quarterly. These transactions include exchanges under the Dollar Cost Averaging and Asset Rebalancing Options, purchase payments made under an Automatic Investment Program, systematic withdrawals, and Annuity Payments.

      Each Contractowner will also receive an annual and semiannual report containing financial statements for the Portfolios, which will include a list of the portfolio securities of the Portfolios, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

TELEPHONE EXCHANGE PRIVILEGES

      You may request an exchange of Account Value by telephone if an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided that it complies with its procedures. The Company's procedures require that any person requesting an exchange by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone exchange request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Contractowners might not be able to request exchanges by telephone and would have to submit written requests.

      By authorizing telephone exchanges, you authorize the Company to accept and act upon telephonic instructions for exchanges involving your Contract, and agree that neither the Company, nor any of its affiliates, nor the Funds, nor any of their directors, trustees, officers, employees, or agents, will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by the Company to be genuine, provided that the Company has complied with its procedures. As a result of this policy on telephone requests, the Contractowner will bear the risk of loss arising from the telephone exchange privileges. The Company may discontinue, modify, or suspend telephone exchange privileges at any time.

DISTRIBUTION OF THE CONTRACT

      T. Rowe Price Investment Services, Inc. is the distributor of the Contract. Investment Services also acts as the distributor of certain mutual funds advised by T. Rowe Price and TRP International.

VARIABLE ANNUITY PROSPECTUS                                                   42
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      Investment Services is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and in all 50 states, the District of Columbia, and Puerto Rico. Investment Services is a member of the National Association of Securities Dealers, Inc. Investment Services is a wholly-owned subsidiary of T. Rowe Price and is an affiliate of the Funds.

LEGAL PROCEEDINGS

      There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

      Legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law have been passed upon by Amy J. Lee, Esq., the Company's Associate General Counsel.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      Performance information for the Subaccounts, including the yield and total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

      Current yield for the Prime Reserve Subaccount will be based on investment income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Prime Reserve Subaccount is calculated in a manner similar to that used to calculate yield but reflects the compounding effect of earnings.

      For the other Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of 1, 5, and 10 years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the mortality and expense risk charge and may simultaneously be shown for other periods. Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Account Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts and the usage of other performance related information, see the Statement of Additional Information.


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VARIABLE ANNUITY PROSPECTUS                                                   44
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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

REGISTRATION STATEMENT

      A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto, and reference is made to such Registration Statement and exhibits for further information relating to the Company and the Contract. Statements contained in this Prospectus, as to the content of the Contract and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the SEC's office, located at 450 Fifth Street, N.W., Washington, D.C.

FINANCIAL STATEMENTS


      The consolidated financial statements of the Company and Subsidiaries at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Separate Account at December 31, 2003, and for each of the specified periods ended December 31, 2003 are included in the Statement of Additional Information.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      The Statement of Additional Information contains more specific information and financial statements relating to the Company and the Separate Account. The table of contents of the Statement of Additional Information is set forth below.


    General Information and History

    Distribution of the Contract

    Limits on Premiums Paid Under Tax-Qualified Retirement Plans

    Experts

    Performance Information

    Financial Statements

VARIABLE ANNUITY PROSPECTUS
--------------------------------------------------------------------------------

      T. ROWE PRICE NO-LOAD IMMEDIATE VARIABLE ANNUITY
      An Individual Single Premium
      Immediate Variable Annuity Contract


      May 1, 2004


      --------------------------------------------------------------------------
      ISSUED BY:                                     MAILING ADDRESS:
      Security Benefit                               T. Rowe Price Variable
      Life Insurance Company                         Annuity Service Center
      One Security Benefit Place                     P.O. Box 750440
      Topeka, Kansas 66636-0001                      Topeka, Kansas 66675-0440
      1-800-888-2461                                 1-800-469-6587
      --------------------------------------------------------------------------

INTRODUCTION                                                                   2
--------------------------------------------------------------------------------

      o THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      o THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE T. ROWE PRICE EQUITY SERIES, INC., THE T. ROWE PRICE FIXED INCOME SERIES, INC. AND THE T. ROWE PRICE INTERNATIONAL SERIES, INC. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

      This Prospectus describes the T. Rowe Price No-Load Immediate Variable Annuity--a single premium immediate variable annuity contract (the "Contract") issued by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code. The Contract is designed to give you flexibility in receiving retirement income.


      The Contract provides several options for Annuity Payments beginning on the Annuity Payout Date. The Annuity Payout Date, which must be within 30 days of the Contract Date, and Annuity Option are selected at the time of purchase.


      The minimum initial Purchase Payment is $25,000. The Company does not accept additional Purchase Payments. You may allocate the Purchase Payment to one or more of the Subaccounts that comprise a separate account of the Company called the T. Rowe Price Variable Annuity Account, or to the Fixed Interest Account of the Company. Each Subaccount invests in a corresponding Portfolio of the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., or the T. Rowe Price International Series, Inc. (the "Funds"). Each Portfolio is listed under its respective Fund below.

T. ROWE PRICE EQUITY SERIES, INC.

      T. Rowe Price New America Growth Portfolio


      T. Rowe Price Mid-Cap Growth Portfolio*


      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Health Sciences Portfolio
      T. Rowe Price Equity Index 500 Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.

      T. Rowe Price Limited-Term Bond Portfolio
      T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.

      T. Rowe Price International Stock Portfolio


      *The Mid Cap Growth Portfolio is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may exchange Account Value to the Mid Cap Growth Subaccount. The Mid Cap Growth Portfolio will not accept investments from Contractowners who purchased their Contract after April 30, 2004. If you purchased your Contract after that date, you may not allocate your purchase payment or exchange your Account Value to the Mid Cap Growth Subaccount, which invests in the Mid Cap Growth Portfolio.

VARIABLE ANNUITY PROSPECTUS                                                    3
--------------------------------------------------------------------------------

      The investments made by the Funds at any given time are not expected to be the same as the investments made by other mutual funds sponsored by T. Rowe Price Associates, Inc. or T. Rowe Price International, Inc. including other mutual funds with investment objectives and policies similar to those of the Portfolios. Different performance will result due to differences in cash flows into and out of the Portfolios, different fees and expenses and differences in portfolio size and positions.

      Your Annuity Payments, if supported by the Subaccounts, will vary based on the investment performance of the Subaccounts to which you allocate the Purchase Payment. No minimum amount of variable Annuity Payments is guaranteed, except that Annuity Payments under Option 9 are guaranteed never to fall below the Floor Payment. The Company guarantees the amount of fixed Annuity Payments.


      You may return a Contract according to the terms of its Free-Look Right (see "Free-Look Right"). This Prospectus concisely sets forth information about the Contract and the T. Rowe Price Variable Annuity Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2004, which has been filed with the Securities and Exchange Commission (the "SEC"), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, or by calling 1-800-469-6587. The table of contents of the Statement of Additional Information is set forth on page 43 of this Prospectus.


      Date: May 1, 2004

VARIABLE ANNUITY PROSPECTUS                                                    4
--------------------------------------------------------------------------------


CONTENTS
--------------------------------------------------------------------------------

      o YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


      Definitions                                                                                      5

      Summary                                                                                          7

      Expense Table                                                                                    9

      Condensed Financial Information                                                                 11

      Information About the Company, the Separate Account, and the Funds                              14

      The Contract                                                                                    17

      Charges and Deductions                                                                          20

      Annuity Payments                                                                                22

      The Fixed Interest Account                                                                      30

      More About the Contract                                                                         32

      Federal Tax Matters                                                                             33

      Other Information                                                                               40

      Performance Information                                                                         42

      Additional Information                                                                          43

      Table of Contents For Statement of Additional Information                                       43

VARIABLE ANNUITY PROSPECTUS                                                    5
--------------------------------------------------------------------------------


DEFINITIONS
--------------------------------------------------------------------------------

      o     VARIOUS TERMS COMMONLY USED IN THIS PROSPECTUS ARE DEFINED AS
            FOLLOWS:

      ACCOUNT VALUE The total value of a Contract, which includes amounts allocated to the Subaccounts and the Fixed Interest Account. The Company determines Account Value as of each Valuation Date prior to the Annuity Payout Date and on and after the Annuity Payout Date under Annuity Options 5 through 7. Account Value is also determined under Option 9 during the Liquidity Period.

      ACCUMULATION UNIT A unit of measure used to calculate Account Value.

      ANNUITANT The person who receives Annuity Payments during the Annuity Period and on whose life Annuity Payments depend under Annuity Options 1 through 4 and 9. If the Owner names Joint Annuitants in the Contract, "Annuitant" means both Annuitants unless otherwise stated.

      ANNUITY A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

      ANNUITY OPTIONS or OPTIONS Options under the Contract that prescribe the provisions under which a series of Annuity Payments or a death benefit, if applicable, is paid.

      ANNUITY PAYMENTS Payments made beginning on the Annuity Payout Date according to the provisions of the Annuity Option selected. Annuity Payments are made on the same day of each month, on a monthly, quarterly, semiannual or annual basis, depending on the Annuity Option selected.

      ANNUITY PERIOD The period beginning on the Annuity Payout Date during which Annuity Payments are made.

      ANNUITY PAYOUT DATE The date within 30 days of the Contract Date upon which Annuity Payments are scheduled to begin.

      CONTRACT DATE The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that the initial Purchase Payment is credited to the Contract.

      CONTRACTOWNER or OWNER The person entitled to the ownership rights under the Contract and in whose name the Contract is issued. Any Owner must also be an Annuitant.

      CONTRACT YEAR Each 12-month period measured from the Contract Date.

      DESIGNATED BENEFICIARY The person having the right to the death benefit, if any, payable upon the death of the Annuitant during the Annuity Period. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Annuitant: the Primary Beneficiary; the Secondary Beneficiary; or if none of the above is alive, the Owner's Estate.

      FIXED INTEREST ACCOUNT An account that is part of the Company's General Account to which the Purchase Payment may be allocated to purchase a fixed annuity. Account Value allocated to the Fixed Interest Account under Options 5 through 7 will earn fixed rates of interest (which may not be less than 3%) declared by the Company periodically at its discretion.

VARIABLE ANNUITY PROSPECTUS                                                    6
--------------------------------------------------------------------------------

      FLOOR PAYMENT Annuity Payments under Option 9 are guaranteed never to be less than the Floor Payment, which is equal to 80% of the amount of the initial Annuity Payment, adjusted for withdrawals.

      FUNDS T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. The Funds are diversified, open-end management investment companies commonly referred to as mutual funds.

      GENERAL ACCOUNT All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

      LIQUIDITY PERIOD Under Annuity Option 9, the period of time during which the Owner may withdraw Account Value. The Liquidity Period is a period beginning on the Contract Date and ending on a date five years from the Annuity Payout Date.

      PAYMENT UNIT A unit of measure used to calculate Annuity Payments under Options 1 through 4, 8 and 9.

      PURCHASE PAYMENT The amount paid to the Company as consideration for the Contract.

      SEPARATE ACCOUNT The T. Rowe Price Variable Annuity Account, a separate account of the Company. The Purchase Payment may be allocated to Subaccounts of the Separate Account to support an Annuity Payment.

      SUBACCOUNT A division of the Separate Account of the Company which invests in a separate Portfolio of one of the Funds.

      T. ROWE PRICE VARIABLE ANNUITY SERVICE CENTER P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

      VALUATION DATE Each date on which the Separate Account is valued, which currently includes each day that the T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are open for trading. The
      T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      VALUATION PERIOD A period used in measuring the investment experience of each Subaccount. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

      WITHDRAWAL VALUE The amount a Contractowner receives upon full withdrawal of the Contract, which is equal to Account Value less any premium taxes due and paid by the Company and for withdrawals under Option 9, any withdrawal charge. The Withdrawal Value under Option 8 is the present value of future Annuity Payments calculated using the assumed interest rate less any premium taxes due and paid by the Company.

VARIABLE ANNUITY PROSPECTUS                                                    7
--------------------------------------------------------------------------------


SUMMARY
--------------------------------------------------------------------------------

      This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Interest Account is briefly described under "The Fixed Interest Account" and in the Contract.

PURPOSE OF THE CONTRACT

      The single premium immediate variable annuity contract (the "Contract") described in this Prospectus provides several Options for Annuity Payments on a variable basis, a fixed basis, or both. You may select an Annuity Option that provides income for your lifetime or a specified period.

      You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). If you are eligible, you may also purchase the Contract as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). An IRA may be purchased with contributions rolled over from tax-qualified plans such as 403(b) plans, 401(k) plans, or individual retirement accounts. See the discussion of IRAs and Roth IRAs under "Section 408 and
      Section 408A."

THE SEPARATE ACCOUNT AND THE FUNDS

      You may allocate your Purchase Payment to the T. Rowe Price Variable Annuity Account (the "Separate Account") to provide a variable annuity. See "Separate Account." The Separate Account is currently divided into divisions referred to as Subaccounts. Each Subaccount invests exclusively in shares of a specific Portfolio of one of the Funds. Each of the Funds' Portfolios has a different investment objective or objectives. Each Portfolio is listed under its respective Fund below.

      T. ROWE PRICE EQUITY SERIES, INC.
      T. Rowe Price New America Growth Portfolio


      T. Rowe Price Mid-Cap Growth Portfolio*


      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Health Sciences Portfolio
      T. Rowe Price Equity Index 500 Portfolio

      T. ROWE PRICE FIXED INCOME SERIES, INC.
      T. Rowe Price Limited-Term Bond Portfolio
      T. Rowe Price Prime Reserve Portfolio

      T. ROWE PRICE INTERNATIONAL SERIES, INC.
      T. Rowe Price International Stock Portfolio


      *The Mid Cap Growth Portfolio is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may exchange Account Value to the Mid Cap Growth Subaccount. The Mid Cap Growth Portfolio will not accept investments from Contractowners who purchased their Contract after April 30, 2004. If you purchased your Contract after that date, you may not allocate your purchase payment or exchange your Account Value to the Mid Cap Growth Subaccount, which invests in the Mid Cap Growth Portfolio.


      Your Annuity Payments, if supported by a Subaccount, will increase or decrease in dollar value depending on the investment performance of the corresponding Portfolio in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount. Not all of the Subaccounts are available under each Annuity Option.

VARIABLE ANNUITY PROSPECTUS                                                    8
--------------------------------------------------------------------------------

FIXED INTEREST ACCOUNT

      You may allocate your Purchase Payment to the Fixed Interest Account to provide a fixed annuity. The Fixed Interest Account is part of the Company's General Account. Amounts allocated to the Fixed Interest Account earn interest at rates determined at the discretion of the Company and that are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Interest Account."

PURCHASE PAYMENT

      The minimum Purchase Payment is $25,000. The Company does not accept additional Purchase Payments under the Contract. A Purchase Payment exceeding $1,000,000 will not be accepted under a Contract without prior approval of the Company. See "Purchase Payments."

CONTRACT BENEFITS

      The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees payments under the fixed Annuity Options. See "Annuity Payments." The Contract provides for a death benefit upon the death of the Annuitant under certain of the Annuity Options. See "Annuity Options" for more information.

      You may exchange your interest in the Contract among the Subaccounts, subject to certain restrictions as described in "The Contract," "Exchanges" and "The Fixed Interest Account." You may make up to six exchanges in any Contract Year.

      You may withdraw your Account Value under Annuity Options 5 through 8 and during the Liquidity Period under Option 9. Withdrawals under Option 9 are subject to a withdrawal charge as discussed below. Withdrawals of Account Value allocated to the Fixed Interest Account are subject to certain restrictions described in "The Fixed Interest Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals made prior to the Owner attaining age 59 1/2.

FREE-LOOK RIGHT

      You may return the Contract within the Free-Look Period, which is generally a 10-day period beginning when you receive the Contract. In this event, the Company will refund to you the amount of the Purchase Payment allocated to the Fixed Interest Account plus the Account Value in the Subaccounts. The Company will refund the amount of the Purchase Payment allocated to the Subaccounts rather than the Account Value in those states and circumstances in which it is required to do so. See "Free-Look Right."

CHARGES AND DEDUCTIONS

      The Company does not deduct a sales load from the Purchase Payment. The Company will deduct certain charges in connection with the Contract as described below.

      o MORTALITY AND EXPENSE RISK CHARGE The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 0.55% (1.40% under Annuity Option 9) of each Subaccount's average daily net assets. See "Mortality and Expense Risk Charge."

      o PREMIUM TAX CHARGE The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will be deducted from your Purchase Payment if the Company incurs a premium tax. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

VARIABLE ANNUITY PROSPECTUS                                                    9
--------------------------------------------------------------------------------

      o WITHDRAWAL CHARGE If you withdraw Account Value during the Liquidity Period under Option 9, the withdrawal is subject to a withdrawal charge. The charge is based upon the year in which the withdrawal is made as measured from the Annuity Payout Date. The withdrawal charge, which ranges from 5% in the first year to 1% in the fifth year, is applied to the amount of the withdrawal. Withdrawals after the fifth year from the Annuity Payout Date are not permitted under Option 9. See "Contract Withdrawal Charge."

      o OTHER EXPENSES The Company pays the operating expenses of the Separate Account. Investment management fees and operating expenses of the Funds are paid by the Funds and are reflected in the net asset value of Fund shares. For a description of these charges and expenses, see the Portfolio prospectuses.

CONTACTING THE COMPANY

      You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

EXPENSE TABLE
--------------------------------------------------------------------------------

      The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

      TABLE 1

        CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the
        Contract. The information below does not reflect state premium taxes,                     ALL OTHER
        which may be applicable to your Contract                                    OPTION 9   ANNUITY OPTIONS
           Sales Load on Purchase Payments                                            None          None
           Withdrawal Charge (as a percentage of amount withdrawn)                    5%(1)         None

        PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Portfolios

           Annual Contract Fee                                                        None          None
           Separate Account Annual Expenses (as a percentage of average Contract
             Value)
             Annual Mortality and Expense Risk Charge                                 1.40%         0.55%
             Total Separate Account Annual Expenses                                   1.40%         0.55%


      (1) The withdrawal charge, which ranges from 5% in the first year to 1% in the fifth year, is imposed only upon withdrawals under Option 9 which are permitted only during the Liquidity Period. The withdrawal charge is based upon the year in which the withdrawal is made as measured from the Annuity Payout Date.


      The table below shows the minimum and maximum total operating expenses charged by the Portfolios. You will pay the expenses of the Portfolios corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Portfolio's fees and expenses is contained in its prospectus.

VARIABLE ANNUITY PROSPECTUS                                                   10
--------------------------------------------------------------------------------

      TABLE 2

                                                   MINIMUM           MAXIMUM
        Total Annual Portfolio Operating
        Expenses                                    0.40%             1.05%



      Expenses deducted from Portfolio assets include management fees, distribution fees, and other expenses. The maximum expenses above represent the total annual operating expenses of that Portfolio with the highest total operating expenses, and the minimum expenses represent the total annual operating expenses of that Portfolio with the lowest total operating expenses.

      Examples

      These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, separate account annual expenses and Portfolio fees and expenses but do not include state premium taxes which may be applicable to your Contract.

      The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

      TABLE 3

                                                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
        OPTION 9
        If you surrender your Contract at the end of the applicable
        time period                                                        $704      $1051     $1406      $2786
        If you do not surrender or you annuitize your Contract              248        764      1306       2786

        ALL OTHER ANNUITY OPTIONS
        If you surrender your Contract at the end of the applicable
        time period                                                         163        505       871       1900
        If you do not surrender or you annuitize your Contract              163        505       871       1900

VARIABLE ANNUITY PROSPECTUS                                                   11
--------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


      The following condensed financial information presents accumulation unit values for each of the years in the period ended December 31, 2003, as well as ending accumulation units outstanding under each Subaccount.


      Accumulation unit values for Annuity Options 5 through 7 and a deferred annuity contract funded by the Separate Account.

      TABLE 4


                                              2003      2002       2001      2000       1999
       NEW AMERICA GROWTH SUBACCOUNT(1)
       Accumulation unit value:
         Beginning of period............    $14.15    $19.85     $21.73    $24.91     $22.72
         End of period..................    $19.01    $14.15     $19.85    $21.73     $24.91
       Accumulation units:
         Outstanding at the end of
         period.........................       167       ---      1,035     1,104        ---
       EQUITY INCOME SUBACCOUNT(1)
       Accumulation unit value:
         Beginning of period............    $20.66    $23.91     $22.92    $21.07     $20.42
         End of period..................    $25.78    $20.66     $23.91    $22.92     $21.07
       Accumulation units:
         Outstanding at the end of
         period.........................     9,757     5,227      7,651     5,347      1,914
       PERSONAL STRATEGY BALANCED
       SUBACCOUNT(1)
       Accumulation unit value:
         Beginning of period............    $18.14    $19.78     $19.07    $19.44     $18.04
         End of period..................    $22.51    $18.14     $19.78    $19.07     $19.44
       Accumulation units:
         Outstanding at the end of
         period.........................     5,461     6,227      7,696     4,477        ---
       BLUE CHIP GROWTH SUBACCOUNT(3)
       Accumulation unit value:
         Beginning of period............     $6.49     $8.57     $10.00
         End of period..................     $8.30     $6.49      $8.57
       Accumulation units:
         Outstanding at the end of
         period.........................     8,286     1,745        ---
       HEALTH SCIENCES SUBACCOUNT(3)
       Accumulation unit value:
         Beginning of period............     $6.49     $9.07     $10.00
         End of period..................     $8.79     $6.49      $9.07
       Accumulation units:
         Outstanding at the end of
         period.........................     3,755     2,797      2,322
       EQUITY INDEX 500 SUBACCOUNT(3)
       Accumulation unit value:
         Beginning of period............     $6.77     $8.76     $10.00
         End of period..................     $8.64     $6.77      $8.76
       Accumulation units:
         Outstanding at the end of
         period.........................     2,422       ---        ---
       LIMITED-TERM BOND SUBACCOUNT(1)
       Accumulation unit value:
         Beginning of period............    $15.22    $14.52     $13.00    $12.28     $12.38
         End of period..................    $15.79    $15.22     $14.52    $13.00     $12.28
       Accumulation units:
         Outstanding at the end of
         period.........................     4,017     5,121      4,192       ---        ---

VARIABLE ANNUITY PROSPECTUS                                                   12
--------------------------------------------------------------------------------



                                              2003      2002       2001      2000       1999
       MID-CAP GROWTH SUBACCOUNT(2)
       Accumulation unit value:
         Beginning of period............    $14.55    $18.58     $18.53    $17.47     $14.34
         End of period..................    $20.02    $14.55     $18.58    $18.53     $17.47
       Accumulation units:
         Outstanding at the end of
         period.........................     3,835     1,588      2,627     3,616      2,502
       PRIME RESERVE SUBACCOUNT(2)
       Accumulation unit value:
         Beginning of period............    $12.60    $12.49     $11.96    $11.44     $10.97
         End of period..................    $12.62    $12.60     $12.49    $11.96     $11.44
       Accumulation units:
         Outstanding at the end of
         period.........................     2,421    11,588     19,767     1,944        ---
       INTERNATIONAL STOCK SUBACCOUNT(1)
       Accumulation unit value:
         Beginning of period............    $10.27    $12.64     $15.86    $19.83     $15.08
         End of period..................    $13.33    $10.27     $12.64    $15.86     $19.83
       Accumulation units:
         Outstanding at the end of
         period.........................     1,581     6,062        ---     1,358        ---


      (1) These Subaccounts commenced operations April 3, 1995.
      (2) These Subaccounts commenced operations January 2, 1997.
      (3) These Subaccounts commenced operations February 1, 2001.


      Accumulation unit values for Annuity Option 9.

      TABLE 5


                                            2003       2002       2001       2000       1999
       NEW AMERICA GROWTH SUBACCOUNT(1)
       Accumulation unit value:

         Beginning of period............  $13.24     $18.73     $21.55     $24.46     $23.71
         End of period..................  $17.64     $13.24     $18.73     $21.55     $24.46
       Accumulation units:
         Outstanding at the end of
         period.........................   3,422      3,769      4,009      4,432      4,648
       EQUITY INCOME SUBACCOUNT(1)
       Accumulation unit value:
         Beginning of period............  $19.33     $22.56     $22.56     $20.23     $22.10
         End of period..................  $23.92     $19.33     $22.56     $22.56     $20.23
       Accumulation units:
         Outstanding at the end of
         period.........................   5,998      6,293      6,849      7,371      6,429
       PERSONAL STRATEGY BALANCED
       SUBACCOUNT(1)
       Accumulation unit value:
         Beginning of period............  $16.97     $18.67     $19.40     $18.67     $18.25
         End of period..................  $20.89     $16.97     $18.67     $19.40     $18.67
       Accumulation units:
         Outstanding at the end of
         period.........................   2,428      2,671      2,904      3,155      2,020
       BLUE CHIP GROWTH SUBACCOUNT(3)
       Accumulation unit value:
         Beginning of period............     N/A        N/A        N/A
         End of period..................     N/A        N/A        N/A
       Accumulation units:
         Outstanding at the end of
         period.........................     ---        N/A        N/A

VARIABLE ANNUITY PROSPECTUS                                                   13
--------------------------------------------------------------------------------



                                            2003       2002       2001       2000       1999
       HEALTH SCIENCES SUBACCOUNT(3)
       Accumulation unit value:
         Beginning of period............     N/A        N/A        N/A
         End of period..................     N/A        N/A        N/A
       Accumulation units:
         Outstanding at the end of
         period.........................     ---        N/A        N/A
       EQUITY INDEX 500 SUBACCOUNT(3)
       Accumulation unit value:
         Beginning of period............     N/A        N/A        N/A
         End of period..................     N/A        N/A        N/A
       Accumulation units:
         Outstanding at the end of
         period.........................     ---        N/A        N/A
       LIMITED-TERM BOND SUBACCOUNT(1)
       Accumulation unit value:
         Beginning of period............  $14.25     $13.71     $12.82     $11.87     $11.89
         End of period..................  $14.66     $14.25     $13.71     $12.82     $11.87
       Accumulation units:
         Outstanding at the end of
         period.........................     158        171        185        199          0
       MID-CAP GROWTH SUBACCOUNT(2)
       Accumulation unit value:
         Beginning of period............  $13.82     $17.80     $18.22     $17.20     $15.19
         End of period..................  $18.86     $13.82     $17.80     $18.22     $17.20
       Accumulation units:
         Outstanding at the end of
         period.........................   1,661      1,812      1,990      2,164      2,102
       PRIME RESERVE SUBACCOUNT(2)
       Accumulation unit value:
         Beginning of period............     N/A        N/A        N/A        N/A        N/A
         End of period..................     N/A        N/A        N/A        N/A        N/A
       Accumulation units:
         Outstanding at the end of
         period.........................     ---        N/A        N/A        N/A        N/A
       INTERNATIONAL STOCK SUBACCOUNT(1)
       Accumulation unit value:
         Beginning of period............   $9.61     $11.93     $15.55     $19.20     $15.13
         End of period..................     N/A      $9.61     $11.93     $15.55     $19.20
       Accumulation units:
         Outstanding at the end of
         period.........................     ---        578        649        722        782


      (1)  These Subaccounts commenced operations April 3, 1995.
      (2)  These Subaccounts commenced operations January 2, 1997.
      (3)  These Subaccounts commenced operations February 1, 2001.

VARIABLE ANNUITY PROSPECTUS                                                   14
--------------------------------------------------------------------------------


INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS
--------------------------------------------------------------------------------

SECURITY BENEFIT LIFE INSURANCE COMPANY


      The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

      On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Contractowners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.

      The Company offers annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2003, the Company had total assets of approximately $10.4 billion. Together with its subsidiaries, the Company has total funds under management of approximately $12.5 billion.


PUBLISHED RATINGS

      The Company may from time to time publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT

      T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

      The Company established the T. Rowe Price Variable Annuity Account as a separate account under Kansas law on March 28, 1994. The Contract provides that income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company's creditors. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

VARIABLE ANNUITY PROSPECTUS                                                   15
--------------------------------------------------------------------------------


      The Contract provides that income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains, or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a specific Portfolio of one of the Funds. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Portfolios of the Funds or in other securities, mutual funds, or investment vehicles. Under its contract with the underwriter, T. Rowe Price Investment Services, Inc. ("Investment Services"), the Company cannot add new Subaccounts, or substitute shares of another portfolio, without the consent of Investment Services, unless (1) such change is necessary to comply with applicable laws, (2) shares of any or all of the Portfolios should no longer be available for investment, or (3) the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company. For more information about the underwriter, see "Distribution of the Contract."

      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

THE FUNDS

      The T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., and the T. Rowe Price International Series, Inc. are diversified, open-end management investment companies of the series type. The Funds are registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Funds. Together, the Funds currently have ten separate Portfolios, each of which pursues different investment objectives and policies.

      In addition to the Separate Account, shares of the Funds are being sold to variable life insurance and variable annuity separate accounts of other insurance companies, including insurance companies affiliated with the Company. In the future, it may be disadvantageous for variable annuity separate accounts of other life insurance companies, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Funds. Currently neither the Company nor the Funds foresee any such disadvantages to either variable annuity owners or variable life insurance owners. The management of the Funds intends to monitor events in order to identify any material conflicts between or among variable annuity owners and variable life insurance owners and to determine what action, if any, should be taken in response. In addition, if the Company believes that any Fund's response to any of those events or conflicts insufficiently protects Owners, it will take appropriate action on its own. For more information see the Portfolio prospectuses.


      A summary of the investment objective of each Portfolio of the Funds is set forth below. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying Portfolio prospectuses, including information on the risks associated with the investments and investment techniques of each Portfolio.


      THE PORTFOLIO PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

      T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO

      The investment objective of the New America Growth Portfolio is long-term growth of capital through investments primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

VARIABLE ANNUITY PROSPECTUS                                                   16
--------------------------------------------------------------------------------


      T. ROWE PRICE MID-CAP GROWTH PORTFOLIO**


      The investment objective of the Mid-Cap Growth Portfolio is to provide long-term capital appreciation by investing primarily in mid-cap stocks with potential for above average earnings growth.

      T. ROWE PRICE EQUITY INCOME PORTFOLIO

      The investment objective of the Equity Income Portfolio is to provide substantial dividend income and also capital appreciation by investing primarily in common stocks of established companies.

      T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO

      The investment objective of the Personal Strategy Balanced Portfolio is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income.

      T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO

      The investment objective of the Blue Chip Growth Portfolio is to seek long term capital growth by investing primarily in common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective.

      T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

      The investment objective of the Health Sciences Portfolio is to seek long-term capital appreciation by investing primarily in the common stocks of companies engaged in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

      T. ROWE PRICE EQUITY INDEX 500 PORTFOLIO*

      The investment objective of the Equity Index 500 Portfolio is to match the performance of the Standard & Poor's 500 Stock Index(R). The S&P 500 is made up of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market's total capitalization.

      T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

      The investment objective of the Limited-Term Bond Portfolio is to seek a high level of income consistent with moderate price fluctuations in principal value by investing primarily in short- and intermediate-term investment grade debt securities.

      T. ROWE PRICE PRIME RESERVE PORTFOLIO (NOT AVAILABLE UNDER OPTION 9)

      The investment objectives of the Prime Reserve Portfolio are preservation of capital, liquidity, and, consistent with these, the highest possible current income, by investing primarily in high-quality money market securities.

      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

      The investment objective of the International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

       *"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by T. Rowe Price. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.


      **The Mid Cap Growth Portfolio is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may exchange Account Value to the Mid Cap Growth Subaccount. The Mid Cap Growth Portfolio will not accept investments from Contractowners who purchased their Contract after April 30, 2004. If you purchased your Contract after that date, you may not allocate your purchase payment or exchange your Account Value to the Mid Cap Growth Subaccount, which invests in the Mid Cap Growth Portfolio.

VARIABLE ANNUITY PROSPECTUS                                                   17
--------------------------------------------------------------------------------


THE INVESTMENT ADVISERS

      T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as Investment Adviser to each Portfolio, except the T. Rowe Price International Stock Portfolio. T. Rowe Price International, Inc. ("TRP International"), an affiliate of T. Rowe Price, serves as Investment Adviser to the T. Rowe Price International Stock Portfolio. TRP International's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is responsible for selection and management of portfolio investments for each Portfolio except the T. Rowe Price International Stock Portfolio, and TRP International is responsible for selection and management of portfolio investments for that Portfolio. T. Rowe Price and TRP International are registered with the SEC as investment advisers.

      T. Rowe Price and TRP International are wholly-owned subsidiaries of T. Rowe Price Group, Inc., a publicly traded financial services holding company, and are not affiliated with the Company. The Company has no responsibility for the management or operations of the Portfolios.

THE CONTRACT
--------------------------------------------------------------------------------

GENERAL

      The Company issues the Contract offered by this Prospectus. It is a single premium immediate variable annuity. To the extent that all or a portion of the Purchase Payment is allocated to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Contractowner who assumes the risk of investment gain or loss rather than the Company. The Contract provides several Annuity Options under which the Company will pay periodic Annuity Payments on a variable basis, a fixed basis, or both, beginning on the Annuity Payout Date. The amount of variable Annuity Payments will depend on the investment performance of the Subaccounts to which the Purchase Payment has been allocated. The Company guarantees the amount of fixed Annuity Payments.

      The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code ("Qualified Plan"). An IRA may be purchased with contributions from tax-qualified plans such as 403(b) plans, 401(k) plans, or individual retirement accounts. See the discussion of IRAs and Roth IRAs under "Section 408 and Section 408A." Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan.

      If you are purchasing the Contract as an investment vehicle for an IRA, you should consider that the Contract does not provide any additional tax advantage to that already available through the IRA itself. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of this Contract are appropriate considering your circumstances.

APPLICATION FOR A CONTRACT

      If you wish to purchase a Contract, you may submit an application and the Purchase Payment to the Company, as well as any other form or information that the Company may require. The Purchase Payment may be made by check or, if you own shares of one or more mutual funds distributed by Investment Services ("T. Rowe Price Funds"), you may elect on the application to redeem shares of that fund(s) and forward the redemption proceeds to the Company. Any such transaction shall be effected by Investment Services, the distributor of the T. Rowe Price Funds and the Contract. If you redeem fund shares, it is a sale of shares for tax purposes, which may result in a taxable gain or loss. You may obtain an application by contacting the T. Rowe Price Variable Annuity Service Center. The

VARIABLE ANNUITY PROSPECTUS                                                   18
--------------------------------------------------------------------------------

      Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

      Any Owner must also be an Annuitant. The maximum age of an Owner or Annuitant for which a Contract will be issued is 85. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENTS

      The minimum Purchase Payment for the purchase of a Contract is $25,000. The Company will not accept additional Purchase Payments under the Contract. A Purchase Payment exceeding $1 million will not be accepted without prior approval of the Company.

      The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received at the T. Rowe Price Variable Annuity Service Center; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. If the Company does not receive a complete application, the Company will notify you that it does not have the necessary information to issue a Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

      An application will be considered properly completed if it (1) includes all information requested on the application, including election of an Annuity Option, and (2) is accompanied by proof of the date of birth of the Annuitant and any Joint Annuitant and the entire amount of the Purchase Payment.

ALLOCATION OF THE PURCHASE PAYMENT

      In an application for a Contract, you select the Subaccounts or the Fixed Interest Account to which the Purchase Payment will be allocated. The allocation must be a whole percentage. The Purchase Payment will be allocated according to your instructions contained in the application, except that no Purchase Payment allocation is permitted that would result in less than 5% of any payment being allocated to any one Subaccount or the Fixed Interest Account. Available allocation alternatives generally include the Subaccounts and the Fixed Interest Account. The Prime Reserve Subaccount and the Fixed Interest Account are not available under Option 9.

ACCOUNT VALUE

      The Account Value is the sum of the amounts under the Contract held in each Subaccount and in the Fixed Interest Account. Account Value is determined as of any Valuation Date prior to the Annuity Payout Date and on and after the Annuity Payout Date under Annuity Options 5 through 7 and during the Liquidity Period under Option 9. There is no Account Value under Options 1 through 4 and 8, or after the Liquidity Period, under Option 9.

      On each Valuation Date, the portion of the Account Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount for that date. See "Determination of Account Value," below. No minimum amount of Account Value is guaranteed. You bear the entire investment risk relating to the investment performance of Account Value allocated to the Subaccounts.

VARIABLE ANNUITY PROSPECTUS                                                   18
--------------------------------------------------------------------------------


DETERMINATION OF ACCOUNT VALUE

      The Account Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which Account Value has been allocated, partial withdrawals, the charges assessed in connection with the Contract and Annuity Payments under Options 5 through 7 and during the Liquidity Period, under Option 9. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Portfolios of the Funds. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by the corresponding Portfolios. Any dividends or distributions from any Portfolio will be automatically reinvested in shares of the same Portfolio, unless the Company, on behalf of the Separate Account, elects otherwise.

      Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When a Contractowner allocates all or part of the Purchase Payment to a Subaccount, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the Accumulation Unit value for the particular Subaccount as of the end of the Valuation Period in which the Purchase Payment is credited. In addition, other transactions including full or partial withdrawals and any withdrawal charge, exchanges, Annuity Payments under Options 5 through 7 and during the Liquidity Period under Option 9, and assessment of premium taxes against the Contract, all affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the Accumulation Unit value of the affected Subaccount. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received after that time on any Valuation Date will be effected at the price determined on the following Valuation Date. The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC. The number of Accumulation Units credited to a Contract will not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

      The Accumulation Unit value of each Subaccount's units initially was $10. Determination of the unit value of a Subaccount takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Portfolio of the Funds, (2) any dividends or distributions paid by the corresponding Portfolio, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge of the applicable Annuity Option under the Contract.

FREE-LOOK RIGHT

      You may return a Contract within the Free-Look Period, which is generally a 10-day period beginning when you receive the Contract. The returned Contract will then be deemed void and the Company will refund to you any part of the Purchase Payment allocated to the Fixed Interest Account plus the Account Value in the Subaccounts as of the end of the Valuation Period during which the returned Contract is received by the Company. The Company will refund the amount of the Purchase Payment allocated to the Subaccounts rather than Account Value in those states and circumstances in which it is required to do so.

DEATH BENEFIT

      If the Owner dies prior to the Annuity Payout Date, the Company will pay the death benefit proceeds upon receipt of due proof of death and instructions regarding payment. If the Owner dies and there is no Joint Annuitant, the death benefit proceeds will be payable to the Designated Beneficiary in an amount equal to the Account Value as of the date due proof of death and instructions regarding

VARIABLE ANNUITY PROSPECTUS                                                   20
--------------------------------------------------------------------------------

      payment are received by the Company, less any premium taxes due or paid by the Company, any partial withdrawals and any Annuity Payments. If the Owner dies and there is a Joint Annuitant, the surviving Joint Annuitant may elect to receive the death benefit proceeds described above or elect a new Annuity Option. If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant prior to the Annuity Payout Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Payout Date, any death benefit will be determined according to the terms of the Annuity Option selected by the Owner. See "Annuity Options." See "Federal Tax Matters" for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS

      For Contracts issued in connection with Non-Qualified Plans, if any Owner dies prior to the Annuity Payout Date, the entire death benefit must be paid within five years after the death of such Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If any Owner dies on or after the Annuity Payout Date, Annuity Payments shall continue to be paid at least as rapidly as under the method of payment being used as of the date of the Owner's death. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

      For Contracts issued in connection with Qualified Plans, the terms of any Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

      The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge generally is equal to an annual rate of 0.55% of each Subaccount's average daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts. If Option 9 is selected, the mortality and expense risk charge is equal to an annual rate of 1.40% of each Subaccount's average daily net assets.

      The expense risk borne by the Company is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the profit realized from the mortality and expense risk charge. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that Annuity Payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. With respect to Option 9, the Company also assumes the risks associated with providing the Floor Payment. See "Option 9 - Life Income with Liquidity."

      The Company may ultimately realize a profit from the mortality and expense risk charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including any promotional and administrative expenses, including compensation paid by the Company to Investment Services or an affiliate thereof, at the annual rate of 0.10% of each Subaccount's average daily net assets for administrative services.



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VARIABLE ANNUITY PROSPECTUS                                                   21
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PREMIUM TAX CHARGE

      Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. This charge will be deducted from the Purchase Payment if premium tax is incurred. The Company reserves the right to deduct premium taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

CONTRACT WITHDRAWAL CHARGE

      The Company deducts a withdrawal charge from full or partial withdrawals made during the Liquidity Period under Option 9. The charge is deducted from the Subaccounts in the same proportion as the withdrawal is allocated. The withdrawal charge is based upon the year in which the withdrawal is made as measured from the Annuity Payout Date. Withdrawals after the fifth year from the Annuity Payout Date are not permitted. The withdrawal charge, which is set forth below, is applied to the amount of the withdrawal.

      TABLE 6

      YEAR FROM ANNUITY PAYOUT DATE             WITHDRAWAL CHARGE
                  First                                5%
                  Second                               4%
                  Third                                3%
                  Fourth                               2%
                  Fifth                                1%

      The withdrawal charge compensates the Company for the costs associated with providing the Floor Payment under Option 9, including the costs of reinsurance purchased by the Company to hedge against the Company's potential losses from providing the Floor Payment.

OTHER CHARGES

      The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

GUARANTEE OF CERTAIN CHARGES

      The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.55% of each Subaccount's average daily net assets (1.40% of each Subaccount's average daily net assets under Option 9).

FUND EXPENSES

      Each Subaccount purchases shares at the net asset value of the corresponding Portfolio of the Funds. Each Portfolio's net asset value reflects the investment management fee and any other expenses that are deducted from the assets of the Fund. These fees and expenses are not deducted from the Subaccount, but are paid from the assets of the corresponding Portfolio. As a result, you indirectly bear a pro rata portion of such fees and expenses. The management fees and other expenses, if any, which are more fully described in the Portfolio prospectuses, are not specified or

VARIABLE ANNUITY PROSPECTUS                                                   22
--------------------------------------------------------------------------------

      fixed under the terms of the Contract, and the Company bears no responsibility for such fees and expenses.

ANNUITY PAYMENTS
--------------------------------------------------------------------------------

GENERAL

      You must select an Annuity Payout Date, which must be within 30 days of the Contract Date, at the time of purchase. If you do not select an Annuity Payout Date, the Annuity Payout Date will be a date one month from the Contract Date. For example, if the Contract Date is February 28 and no Annuity Payout Date is selected, the Annuity Payout Date will be March 28.

      On the Annuity Payout Date, the Purchase Payment, less any applicable premium taxes, will be applied to provide an annuity under one of the Options described on page 25. The Purchase Payment is further reduced by an amount equal to 1.8% of the Purchase Payment if you elect a fixed annuity under one of Options 1 through 4 or 8. Each Option, except Option 9 which is available only as a variable annuity, is available either as a variable annuity supported by the Subaccounts or as a fixed annuity supported by the Fixed Interest Account. A combination variable and fixed annuity is also available under Options 5 through 7. Your payment choices for each Annuity Option are set forth in the table below.

      TABLE 7

                                                                                       COMBINATION VARIABLE
        ANNUITY OPTION                             VARIABLE ANNUITY    FIXED ANNUITY    AND FIXED ANNUITY
        --------------                             ----------------    -------------   --------------------
        Option 1 - Life Income                            X                  X
        Option 2 - Life Income with Period Certain        X                  X
        Option 3 - Life Income with Installment
                   Refund                                 X                  X
        Option 4 - Joint and Last Survivor                X                  X
        Option 5 - Payments for a Specified Period        X                  X                   X
        Option 6 - Payments of a Specified Amount         X                  X                   X
        Option 7 - Age Recalculation                      X                  X                   X
        Option 8 - Period Certain                         X                  X
        Option 9 - Life Income with Liquidity             X


      Variable Annuity Payments will fluctuate with the investment performance of the applicable Subaccounts while fixed Annuity Payments will not. Any portion of the net Purchase Payment under the Contract allocated to the Subaccounts will be applied to purchase a variable annuity and any portion under the Contract allocated to the Fixed Interest Account will be applied to purchase a fixed annuity. The net Purchase Payment will be equal to the Purchase Payment, reduced by any applicable premium taxes, and 1.8% of the Purchase Payment if a fixed annuity under one of Options 1 through 4 or 8 is selected.

      The Company will make Annuity Payments on a monthly, quarterly, semiannual, or annual basis, except that under Option 9, Annuity Payments can be made only on a monthly basis. No Annuity Payments will be made for less than $100 except that there is no minimum payment amount with respect to Annuity Payments under Option 9. You may direct Investment Services to apply the proceeds of an Annuity Payment to purchase shares of one or more of the T. Rowe Price Funds by submitting a written request to the T. Rowe Price Variable Annuity Service Center. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency.

VARIABLE ANNUITY PROSPECTUS                                                   23
--------------------------------------------------------------------------------

      You may not change the Annuity Payout Date, Annuity Option or Annuitant at any time after the Contract has been issued.

EXCHANGES


      You may exchange Account Value or Payment Units (depending upon the Annuity Option selected) among the Subaccounts upon proper written request to the T. Rowe Price Variable Annuity Service Center both before and after the Annuity Start Date. Exchanges may be made by telephone if telephone exchanges were elected in the application, or an Authorization for Telephone Requests form has been properly completed, signed and filed at the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. The minimum amount of Account Value that may be exchanged is $500 or, if less, the amount remaining in the Fixed Interest Account or Subaccount. Exchanges of Account Value or Payment Units will immediately affect the amount of future Annuity Payments, which will be based upon the performance of the Subaccounts to which the exchange is made. Because Option 9 provides for level monthly payments that reset only annually, an exchange under Option 9 will not affect the amount of the Annuity Payment until the next annual reset date.


      The Owner may exchange Payment Units among Subaccounts under Options 1 through 4 and 8 and may exchange Account Value among the Subaccounts and the Fixed Interest Account under Options 5 through 7, subject to the restrictions on exchanges from the Fixed Interest Account described under the "Fixed Interest Account." Under Option 9, the Owner may exchange only among the Subaccounts (excluding the Prime Reserve Subaccount). Under Option 9, Account Value may be exchanged during the Liquidity Period and Payment Units may be exchanged after the Liquidity Period. An exchange of Account Value during the Liquidity Period under Option 9 will automatically effect a corresponding exchange of Payment Units.


      The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed exchanges, frequent exchanges or exchanges that are large in relation to the total assets of the Portfolios. These kinds of strategies and exchange activities may be disruptive to the Portfolios in which the Subaccounts invest. We reserve the right to restrict exchanges if we determine that you are engaging in a pattern of exchanges that is disruptive to the Portfolios or potentially disadvantageous to other Owners (regardless of the number of previous exchanges during the Contract Year). In making this determination, we will consider among other things, the following factors:

            o  The total dollar amount being exchanged:

            o The number of exchanges you made within the previous three months;

            o Whether your exchanges appear to follow a pattern designed to take advantage of short-term market fluctuations; and

            o Whether your exchanges appear to be part of a group of exchanges made by a third party on behalf of the individual Owners in the group.

      The Company reserves the right to limit the size and frequency of exchanges and to discontinue telephone and other electronic exchanges. If the Company determines that your exchange patterns among the Subaccounts are disruptive to the Portfolios or potentially disadvantageous to Owners, the Company may among other things, restrict the availability of telephone exchanges or other electronic exchanges and may require that you submit exchange requests in writing via regular U.S. mail. We may also refuse to act on exchange instructions of an agent who is acting on behalf of one or more Owners. Also, certain of the Portfolios may have in place limits on the number of

VARIABLE ANNUITY PROSPECTUS                                                   24
--------------------------------------------------------------------------------



      exchanges permitted, which limits are more restrictive than six per Contract Year. If we choose to discontinue your right to use telephone and other electronic exchanges or to otherwise restrict the size and/or frequency of your exchanges, we will so notify you in writing.

      While the Company discourages market timing and excessive short-term trading, the Company cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.



FULL AND PARTIAL WITHDRAWALS

      Once the Contract has been issued, an Annuitant or Owner cannot change the Annuity Option and generally cannot surrender his or her annuity and receive a lump-sum settlement in return. Full and partial withdrawals of Account Value are available, however, under Options 5 through 7, subject to the restrictions on withdrawals from the Fixed Interest Account, and under Option 9 during the Liquidity Period. Withdrawals during the Liquidity Period under Option 9 are subject to a withdrawal charge as discussed under "Contract Withdrawal Charge." An Owner may elect to withdraw the present value of Annuity Payments, commuted at the assumed interest rate, if a variable annuity under Option 8 is selected. Partial withdrawals will reduce the amount of future Annuity Payments. Under Option 9, upon a partial withdrawal of Account Value, the amount of the Annuity Payment, Floor Payment and number of Payment Units used to calculate the Annuity Payment will be reduced. The amount of the Annuity Payment and the number of Payment Units for each Subaccount is reduced in the same proportion as the withdrawal reduces Account Value allocated to that Subaccount as of the date of the withdrawal. The Floor Payment is reduced in the same proportion as the withdrawal reduces overall Account Value as of the date of the withdrawal. An example of a partial withdrawal under Option 9 is set forth below.

      TABLE 8

      SUBACCOUNTS FROM WHICH           ACCOUNT VALUE ON             WITHDRAWAL AMOUNT            PERCENTAGE
      ANNUITY PAYMENT IS MADE         DATE OF WITHDRAWAL     (INCLUDING WITHDRAWAL CHARGES)       REDUCTION
      Equity Income                         $95,000                           $0                        0%
      International Stock                   $25,000                      $15,000                       60%
      Total                                $120,000                      $15,000                     12.5%

      TABLE 9

                                        PRIOR TO PARTIAL WITHDRAWAL              AFTER PARTIAL WITHDRAWAL
                                     -----------------------------------    -----------------------------------
                                      AMOUNT OF                              AMOUNT OF
      SUBACCOUNTS FROM WHICH           ANNUITY    PAYMENT     FLOOR           ANNUITY    PAYMENT      FLOOR
      ANNUITY PAYMENT IS MADE          PAYMENT      UNITS     PAYMENT         PAYMENT      UNITS     PAYMENT(1)
      Equity Income(2)                   $300      29.7914      N/A             $300      29.7914      N/A
      International Stock(3)             $100       9.7847      N/A              $40       3.9139      N/A
      Total                              $400                   $304            $340                   $266


      (1) The Floor Payment is reduced by 12.5%, the percentage by which the partial Withdrawal reduced Account Value.

      (2) The Annuity Payment and Payment Units allocated to this Subaccount are not reduced in this example, because no amount is withdrawn from Account Value allocated to the Equity Income Subaccount.

      (3) The Annuity Payment and Payment Units allocated to this Subaccount are reduced by 60%, the percentage by which the partial Withdrawal reduced Account Value allocated to the International Stock Subaccount.

VARIABLE ANNUITY PROSPECTUS                                                   25
--------------------------------------------------------------------------------

      A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received by the Company at the T. Rowe Price Variable Annuity Service Center. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable. A Contractowner may direct Investment Services to apply the proceeds of a full or partial withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating in their written withdrawal request.

      The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value generally is equal to the Account Value as of the end of the Valuation Period during which a proper withdrawal request is received by the Company at the T. Rowe Price Variable Annuity Service Center, less any premium taxes due and paid by the Company and, under Option 9, any withdrawal charge. The Withdrawal Value under Option 8 is the present value of future Annuity Payments calculated using the assumed interest rate, less any premium taxes due and paid by the Company.

      A partial withdrawal may be requested for a specified percentage or dollar amount of Account Value. Each partial withdrawal must be at least $500. A request for a partial withdrawal will result in a payment by the Company in accordance with the amount specified in the partial withdrawal request. Upon payment, the Account Value will be reduced by an amount equal to the withdrawal, any applicable premium tax and any applicable withdrawal charge. If a partial withdrawal is requested that would leave the Withdrawal Value in the Contract less than $10,000, or with respect to Option 8, Annuity Payments after the withdrawal would be less than $100, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

      The amount of a partial withdrawal will be deducted from the Account Value in the Subaccounts and the Fixed Interest Account, according to the Contractowner's instructions to the Company, subject to the restrictions on partial withdrawals from the Fixed Interest Account. See "The Fixed Interest Account." If a Contractowner does not specify the allocation, the Company will contact the Contractowner for instructions, and the withdrawal will be effected as of the end of the Valuation Period in which such instructions are obtained.

      A full or partial withdrawal may result in receipt of taxable income to the Owner and, if made prior to the Owner's attaining age 59 1/2, may be subject to a 10% penalty tax. The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

ANNUITY OPTIONS

      The Contract provides for nine Annuity Options. Other Annuity Options may be available upon request at the discretion of the Company. The Annuity Options are set forth below.

      OPTION 1 - LIFE INCOME Periodic Annuity Payments will be made during the lifetime of the Annuitant. It is possible under this Option for an Annuitant to receive only one Annuity Payment if the Annuitant's death occurred prior to the due date of the second Annuity Payment, two if death occurred prior to the due date of the third Annuity Payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 2 - LIFE INCOME WITH PERIOD CERTAIN OF 5, 10, 15, OR 20 YEARS Periodic Annuity Payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15, or 20 years, as elected, Annuity Payments will be continued during the remainder of such period to the Designated Beneficiary. UPON THE ANNUITANT'S DEATH AFTER THE PERIOD CERTAIN, NO FURTHER ANNUITY PAYMENTS WILL BE MADE.


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VARIABLE ANNUITY PROSPECTUS                                                   26
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      OPTION 3 - LIFE INCOME WITH INSTALLMENT OR UNIT REFUND OPTION Periodic
      Annuity Payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first Annuity Payment, Annuity Payments will be continued to the Designated Beneficiary until that number of Annuity Payments has been made.

      OPTION 4 - JOINT AND SURVIVOR Periodic Annuity Payments will be made during the lifetime of the Annuitants. Annuity Payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. (FOR A CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN, PERIODIC ANNUITY PAYMENTS WILL BE MADE DURING THE LIFE OF THE PARTICIPANT UNDER THE PLAN (THE "PRIMARY ANNUITANT"). UPON THE DEATH OF THE PRIMARY ANNUITANT, PAYMENTS WILL BE MADE TO THE JOINT ANNUITANT DURING HIS OR HER LIFETIME. ANNUITY PAYMENTS WILL BE REDUCED BY THE SELECTED PERCENTAGE, IF ANY, ONLY UPON THE DEATH OF THE PRIMARY ANNUITANT.)

      With respect to fixed Annuity Payments, the amount of the Annuity Payment and, with respect to Variable Annuity Payments, the number of Payment Units used to determine the Annuity Payment is reduced, if applicable, as of the first Annuity Payment following an Annuitant's (for Qualified Plans, the Primary Annuitant's) death. In the event of the death of one Annuitant, the surviving Joint Annuitant has the right to exercise all rights under the Contract, including the right to make exchanges. It is possible under this Option for only one Annuity Payment to be made if both Annuitants died prior to the second Annuity Payment due date, two if both died prior to the third Annuity Payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 5 - PAYMENTS FOR SPECIFIED PERIOD Periodic Annuity Payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each Annuity Payment is determined by dividing Account Value by the number of Annuity Payments remaining in the period. If, at the death of the Annuitant, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

      OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT Periodic Annuity Payments of the amount elected by the Owner will be made until Account Value is exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. This Option is available only for Contracts issued in connection with Non-Qualified Plans.

      OPTION 7 - AGE RECALCULATION Periodic Annuity Payments will be made based upon the Annuitant's life expectancy, or the joint life expectancy of the Annuitant and a beneficiary, at the Annuitant's attained age (and the beneficiary's attained or adjusted age, if applicable) each year. The payments are computed by reference to government actuarial tables, and are made until Account Value is exhausted. Upon the Annuitant's death, any Account Value will be paid to the Designated Beneficiary.

      OPTION 8 - PERIOD CERTAIN Periodic Annuity Payments will be made for a fixed period which may be 5, 10, 15 or 20 years. This option differs from Option 5 in that Annuity Payments are calculated on the basis of Payment Units. If the Annuitant dies prior to the end of the period certain, the remaining guaranteed Annuity Payments will be made to the Designated Beneficiary.

      OPTION 9 - LIFE INCOME WITH LIQUIDITY Monthly Annuity Payments will be made for the life of the Annuitant, or the Owner may elect Annuity Payments for the life of the Annuitant and a Joint Annuitant, and in both cases with a period certain of 15 years. The period certain will be for a period of 10 years

VARIABLE ANNUITY PROSPECTUS                                                   27
--------------------------------------------------------------------------------

      in the case of a Contract issued in connection with a Qualified Plan if the life expectancy of the Annuitant or joint life expectancy of the Joint Annuitants is less than 15 years, but more than 10 years. In any case, the period certain may not exceed the life expectancy of the Annuitant or joint life expectancy of the Joint Annuitants if the Contract is issued in connection with a Qualified Plan.

      Annuity Payments under this option are guaranteed never to be less than the Floor Payment which is equal to 80% of the initial Annuity Payment; provided that the Floor Payment is adjusted in the event of a withdrawal as discussed under "Full and Partial Withdrawals." The amount of the Annuity Payment will remain level for 12 month intervals and will reset on each anniversary of the Annuity Payout Date. Annuity Payments (including the Floor Payment) during the Liquidity Period are paid from Account Value and reduce the amount of Account Value available for withdrawal. If Account Value allocated to a Subaccount is depleted during the Liquidity Period, any shortfall will be deducted proportionately from those Subaccounts that have Account Value, and future annuity payments will be based upon the performance of those Subaccounts.


      If there are Joint Annuitants, Annuity Payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. (FOR A CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN, PERIODIC ANNUITY PAYMENTS WILL BE MADE DURING THE LIFE OF THE PARTICIPANT UNDER THE PLAN (THE "PRIMARY ANNUITANT"). UPON THE DEATH OF THE PRIMARY ANNUITANT, PAYMENTS WILL BE MADE TO THE JOINT ANNUITANT DURING HIS OR HER LIFETIME. ANNUITY PAYMENTS WILL BE REDUCED BY THE SELECTED PERCENTAGE, IF ANY, ONLY UPON THE DEATH OF THE PRIMARY ANNUITANT.) The number of Payment Units used to calculate Annuity Payments is reduced (1) as of the Annuity Payment due at the close of the period certain, or (2) if later, as of the first Annuity Payment following the death of the Annuitant.

      A death benefit is payable to the Designated Beneficiary upon the death of the Annuitant or, if there are Joint Annuitants, upon the death of the last Annuitant prior to the close of the period certain. The death benefit during the Liquidity Period is the Account Value as of the end of the Valuation Period during which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center. The Designated Beneficiary may elect the death benefit in the event of death during the remainder of the period certain, as follows:
      (1) a lump sum equal to the present value, calculated using the assumed interest rate, of the remaining guaranteed Annuity Payments as of the end of the Valuation Period during which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center; or (2) the remaining guaranteed Annuity Payments paid to the Designated Beneficiary on a monthly basis. If the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form.


      If there are Joint Annuitants, upon the death of one Annuitant during the Liquidity Period, the amount of Annuity Payments to the surviving Annuitant may be increased as of the close of the Liquidity Period. Whether the amount of the Annuity Payment will be increased is determined by applying an amount equal to the present value of the future Annuity Payments based upon the joint lives of the Annuitants, calculated using the assumed interest rate, to a life income option with a period certain of ten years (or the amount of time remaining in the period certain as of the close of the Liquidity Period) to determine an Annuity Payment. If this Annuity Payment is greater than the current Annuity Payment, the current payment would be increased to that amount as of the close of the Liquidity Period. The Payment Units and Floor Payment would be increased proportionately as of that date.

SELECTION OF AN OPTION

      Contractowners should carefully review the Annuity Options with their financial or tax adviser, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting

VARIABLE ANNUITY PROSPECTUS                                                   28
--------------------------------------------------------------------------------


      Annuity Payments and other matters. For instance, Qualified Plans generally require that Annuity Payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under Qualified Plans, the period elected for receipt of Annuity Payments under Annuity Options (other than life income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant.

ANNUITY PAYMENTS

      Annuity Payments under Options 1 through 4, 8 and 9 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 9 the annuity rates will vary based upon your age and sex, except that unisex rates are used where required by law. The annuity rates reflect your life expectancy as of the Annuity Payout Date and gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table projected for mortality improvement using projection scale G and are adjusted to reflect an assumed interest rate of 3.5% or 5%, compounded annually, as selected by you. Only an assumed interest rate of 3.5% is available under Option 9. See the discussion under "Assumed Interest Rate," below. See the table below for the basis of annuity rates. In the case of Options 5, 6 and 7, Annuity Payments are based upon Account Value without regard to annuity rates.

                             BASIS OF ANNUITY RATES


           OPTIONS 1-4 AND 9                             OPTION 8
Assumed Interest Rate                              Assumed Interest Rate
Mortality Table 1983(a) projected for
mortality improvement using projection
scale G

      The Company calculates Variable Annuity Payments under Options 1 through 4, 8 and 9 using Payment Units. The value of a Payment Unit for each Subaccount is determined as of each Valuation Date and initially was $1.00. The Payment Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Payment Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Portfolio of the Funds; (2) any dividends or distributions paid by the corresponding Portfolio; (3) the mortality and expense risk charge; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

      The Company determines the number of Payment Units used to calculate each variable Annuity Payment as of the Annuity Payout Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 8 and
      9. The net Purchase Payment is divided by $1,000 and the result is multiplied by the annuity rate per $1,000 specified in the annuity tables to determine the initial Annuity Payment for a variable annuity and the guaranteed monthly Annuity Payment for a fixed annuity.

      On the Annuity Payout Date, the Company divides the initial variable Annuity Payment by the value of the Payment Unit as of that date for the applicable Subaccount to determine the number of Payment Units to be used in calculating subsequent Annuity Payments. If variable Annuity Payments are allocated to more than one Subaccount, the number of Payment Units will be determined by dividing the portion of the initial variable Annuity Payment allocated to a Subaccount by the value of that Subaccount's Payment Unit as of the Annuity Payout Date. The initial variable Annuity Payment is allocated to the Subaccounts in the same proportion as the Purchase Payment is allocated. The number of Payment Units will remain constant for subsequent Annuity Payments, unless you

VARIABLE ANNUITY PROSPECTUS                                                   29
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      exchange Payment Units among Subaccounts or make a withdrawal under Option
      8 or during the Liquidity Period under Option 9.

      Subsequent variable Annuity Payments are calculated by multiplying the number of Payment Units allocated to a Subaccount by the value of the Payment Unit as of the date of the Annuity Payment. If the Annuity Payment is allocated to more than one Subaccount, the Annuity Payment is equal to the sum of the payment amounts determined for each Subaccount. Annuity Payments under Option 9 are reset only once each year on the 12-month anniversary of the Annuity Payout Date to reflect the investment performance of the Subaccount(s). An example is set forth below of an Annuity Payment calculation under Option 9 assuming purchase of a Contract by a 60-year old male with a Purchase Payment of $100,000 and no premium tax.

      TABLE 10

        Initial Purchase Payment     $100,000
        Premium Tax                 -       0                                   $100,000
                                    ----------                                  ---------  = 100
        Net Purchase Payment         $100,000                                    $1,000

        Amount determined by reference to annuity table for a male, age 60 under Option 9................   $4.78

        First Variable Annuity Payment (100 x $4.78).....................................................    $478

                                                                                               NUMBER OF PAYMENT
                             ALLOCATION OF     FIRST VARIABLE           PAYMENT UNIT             UNITS USED TO
                             NET PURCHASE      ANNUITY PAYMENT        VALUE ON ANNUITY             DETERMINE
        SUBACCOUNT              PAYMENT          ALLOCATION              PAYOUT DATE          SUBSEQUENT PAYMENTS
        Equity Income             50%               $239.00     /        $1.51             =        158.2781
        International             50%                239.00     /         1.02             =        234.3137
                                                    -------
        Stock                                       $478.00

                          NUMBER OF PAYMENT UNITS USED TO         PAYMENT UNIT VALUE          AMOUNT OF SUBSEQUENT
        SUBACCOUNT         DETERMINE SUBSEQUENT PAYMENTS         ON ANNUAL RESET DATE           ANNUITY PAYMENT
        Equity Income                 158.2781            x               $1.60            =        $253.24
        International
        Stock                         234.3137            x                1.10            =         257.74
                                                                                                    -------
        Subsequent Variable Annuity Payment..................................................       $510.98


                                DATE OF          AMOUNT OF                           DATE OF          AMOUNT OF
                            ANNUITY PAYMENT   ANNUITY PAYMENT                    ANNUITY PAYMENT   ANNUITY PAYMENT
        Annuity Payout
        Date                  February 15         $478.00                          September 15        $478.00
                              March 15             478.00                          October 15           478.00
                              April 15             478.00                          November 15          478.00
                              May 15               478.00                          December 15          478.00
                              June 15              478.00                          January 15           478.00
                              July 15              478.00     Annual Reset Date    February 15          510.98
                              August 15            478.00

ASSUMED INTEREST RATE

      As discussed above, the annuity rates for Options 1 through 4, and 8 are based upon an assumed interest rate of 3.5% or 5%, compounded annually, as you elect at the time the Annuity Option is selected. (Only an assumed interest rate of 3.5% is available under Option 9.) Variable Annuity Payments generally increase or decrease from one Annuity Payment date to the next based upon the net performance (returns after fees and expenses) of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the net performance of the Subaccounts is equal to the assumed interest rate, Annuity Payments will remain constant. If the net performance of the Subaccounts is greater than the assumed interest rate, the amount of the Annuity Payments will increase and if it is less than the assumed interest rate, the amount of the Annuity Payments will decline. A higher assumed interest rate, for example 5%, would mean a higher initial Variable Annuity Payment, but the amount of the Annuity Payments would increase more slowly in a rising market (or


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VARIABLE ANNUITY PROSPECTUS                                                   30
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      the amount of the Annuity Payments would decline more rapidly in a falling market). Conversely, a lower assumed interest rate, for example 3.5%, would mean a lower initial variable Annuity Payment and more rapidly rising Annuity Payment amounts in a rising market and more slowly declining Annuity Payment amounts in a falling market.

THE FIXED INTEREST ACCOUNT
--------------------------------------------------------------------------------

      You may allocate your net Purchase Payment to the Fixed Interest Account to purchase a fixed annuity under Annuity Options 1 through 4 and 8. Under Annuity Options 5 through 7, all or a portion of the Purchase Payment may be allocated to the Fixed Interest Account and Account Value allocated to the Subaccounts under those Options may be exchanged to the Fixed Interest Account. A fixed annuity is not available under Option 9. Amounts allocated to the Fixed Interest Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The Company's General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Interest Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Interest Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The disclosure in this Prospectus relating to the Fixed Interest Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Interest Account. For more information regarding the Fixed Interest Account, see "The Contract."

      Amounts allocated to the Fixed Interest Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

INTEREST

      Account Value allocated to the Fixed Interest Account earns interest at a fixed rate or rates that are paid by the Company. The Account Value in the Fixed Interest Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3% which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Company's General Account. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time.

      Account Value allocated or exchanged to the Fixed Interest Account will earn interest at the Current Rate, if any, in effect on the date such portion of Account Value is allocated or exchanged to the Fixed Interest Account. The Current Rate paid on any such portion of Account Value allocated or exchanged to the Fixed Interest Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Account Value, which will earn interest at the Current Rate, if any, declared by the Company on the first day of the new Guarantee Period.

      Account Value allocated or exchanged to the Fixed Interest Account at one point in time may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account at another point in time. For example, amounts allocated to the Fixed Interest Account in



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VARIABLE ANNUITY PROSPECTUS                                                   31
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      June may be credited with a different Current Rate than amounts allocated to the Fixed Interest Account in July. In addition, if Guarantee Periods of different durations are offered, Account Value allocated or exchanged to the Fixed Interest Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of a Contractowner's Account Value in the Fixed Interest Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or exchanged to the Fixed Interest Account and the duration of the Guarantee Period. The Company bears the investment risk for the Account Value allocated to the Fixed Interest Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Interest Account.

      For purposes of determining the interest rates to be credited on Account Value in the Fixed Interest Account, withdrawals or exchanges from the Fixed Interest Account will be deemed to be taken first from any portion of Account Value allocated to the Fixed Interest Account for which the Guarantee Period expires during the calendar month in which the withdrawal or exchange is effected, then in the order beginning with that portion of such Account Value which has the longest amount of time remaining before the end of its Guarantee Period and ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about exchanges and withdrawals from the Fixed Interest Account, see "Exchanges and Withdrawals" below.

DEATH BENEFIT

      The death benefit under the Contract will be determined in the same fashion for a Contract that is supported by the Fixed Interest Account as for a Contract that is supported by the Subaccounts. See "Annuity Options."

CONTRACT CHARGES

      Premium taxes will be the same for Contractowners who allocate the Purchase Payment to the Fixed Interest Account as for those who allocate the Purchase Payment to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Interest Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Interest Account. In addition, the investment management fees and any other expenses paid by the Funds will not be paid directly or indirectly by Contractowners to the extent the Contract is supported by the Fixed Interest Account; however, such Contractowners will not participate in the investment experience of the Subaccounts.

EXCHANGES AND WITHDRAWALS

      Under Annuity Options 5 through 7 only, Account Value may be exchanged from the Subaccounts to the Fixed Interest Account and from the Fixed Interest Account to the Subaccounts, subject to the following limitation. Exchanges from the Fixed Interest Account are allowed only from the portion of Account Value, for which the Guarantee Period expires during the calendar month in which the exchange is effected. Up to six exchanges are allowed in any Contract Year and the minimum exchange amount is $500 or the amount remaining in the Fixed Interest Account. The Company reserves the right to waive or limit the number of exchanges permitted each Contract Year, to suspend exchanges, to limit the amount that may be subject to exchanges and the amount remaining in an account after an exchange, and to impose conditions on the right to exchange.

      The Contractowner may make a full or partial withdrawal of Account Value allocated to the Fixed Interest Account only under Annuity Options 5 through 7. A Contractowner may make a partial withdrawal from the Fixed Interest Account only (1) from the portion of Account Value, for which the Guarantee Period expires during the calendar month in which the partial withdrawal is effected, and (2) once per Contract Year in an amount up to the greater of $5,000 or 10% of Account Value allocated to the Fixed Interest Account at the time of the partial withdrawal. See "Full and Partial Withdrawals."


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VARIABLE ANNUITY PROSPECTUS                                                   32
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PAYMENTS FROM THE FIXED INTEREST ACCOUNT

      As required by most states, the Company reserves the right to delay full and partial withdrawals and exchanges from the Fixed Interest Account for up to six months after a written request in proper form is received at the
      T. Rowe Price Variable Annuity Service Center. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Interest Account. The Company does not expect to delay payments from the Fixed Interest Account and will notify you if there will be a delay.

MORE ABOUT THE CONTRACT
--------------------------------------------------------------------------------

OWNERSHIP

      The Contractowner is the person named as such in the application or in any later change shown in the Company's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person, such as a trust or corporation, referred to herein as "Non-Natural Persons." See "Federal Tax Matters."

      Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly. Joint Owners are permitted only if the Contract is issued pursuant to a Non-Qualified Plan and the Joint Owner is an Annuitant.

DESIGNATION AND CHANGE OF BENEFICIARY

      The Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Contractowner may change the Beneficiary at any time while the Contract is in force by written request on a form provided by the Company and received at the T. Rowe Price Variable Annuity Service Center. The change will not be binding on the Company until it is received and recorded at the T. Rowe Price Variable Annuity Service Center. The change will be effective as of the date the Change of Beneficiary form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without the Beneficiary's consent.

DIVIDENDS

      The Contract is eligible to share in the surplus earnings of the Company. However, the current dividend scale is zero, and the Company does not anticipate that dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT

      The Company will pay any full or partial withdrawal benefit or death benefit proceeds from Account Value allocated to the Subaccounts, and will effect an exchange between Subaccounts or from a Subaccount to the Fixed Interest Account within seven days from the Valuation Date a proper request is received at the T. Rowe Price Variable Annuity Service Center. However, the Company can postpone the calculation or payment of such a payment or exchange of amounts from the Subaccounts to the extent permitted under applicable law, for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC, (c) during which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or
      (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or (d) as the SEC may by order permit for the protection of investors.

VARIABLE ANNUITY PROSPECTUS                                                   33
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PROOF OF AGE AND SURVIVAL

      The Company may require proof of age or survival of any person on whose life Annuity Payments depend.

MISSTATEMENTS

      If the age or sex of an Annuitant has been misstated, the correct amount paid or payable by the Company under the Contract shall be such as the Purchase Payment under the Contract would have provided for the correct age or sex (unless unisex rates apply).

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

      The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code").

      The ultimate effect of federal income taxes on the amounts held under a Contract, on Annuity Payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan for which the Contract is purchased, the tax and employment status of the individuals involved, and a number of other factors. The discussion of the federal income tax considerations relating to a Contract contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of Annuity Payments under a Contract, or any other transaction involving a Contract (including an exchange). THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT

      GENERAL

      The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

      CHARGE FOR THE COMPANY'S TAXES

      A charge may be made against the Separate Account for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts, or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts, or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there

VARIABLE ANNUITY PROSPECTUS                                                   34
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      are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

      Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

      DIVERSIFICATION STANDARDS

      Each of the Portfolios will be required to adhere to regulations issued by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment, but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Portfolios, intends to comply with the diversification requirements of Section 817(h).

      In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." Guidance issued to date has no application to the Contract.

      The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example in the present case, the Contractowner has additional flexibility in allocating the Purchase Payment and Account Values than in the cases described in the rulings. These differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract, as deemed appropriate by the Company, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are promulgated, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Funds will not have to change any Portfolio's investment objective or investment policies.

      INCOME TAXATION OF ANNUITIES IN GENERAL-NON-QUALIFIED PLANS

      Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the

VARIABLE ANNUITY PROSPECTUS                                                   35
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      contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

      o     SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY PAYOUT DATE Code
            Section 72 provides that amounts received upon a total or partial withdrawal from a Contract prior to the Annuity Payout Date generally will be treated as gross income to the extent that the cash value of the Contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract. Similarly, loans under a Contract are generally treated as distributions under the Contract.


      o SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY PAYOUT DATE Upon a complete surrender, the amount received is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates. For fixed Annuity Payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable Annuity Payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable Annuity Payment is taxable. Once the excludable portion of Annuity Payments to date equals the investment in the Contract, the balance of the Annuity Payments will be fully taxable.


      o PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is generally imposed equal to 10% of the portion of such amount which is includible in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

            If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

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      ADDITIONAL CONSIDERATIONS

      o DISTRIBUTION-AT-DEATH RULES In order to be treated as an annuity contract, a Contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Payout Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the distribution method in effect on the owner's death; and (b) if any owner dies before the Annuity Payout Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

            Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Beneficiary is the deceased owner's spouse.

      o GIFT OF ANNUITY CONTRACTS Generally, gifts of Non-Qualified Plan Contracts prior to the Annuity Payout Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

      o CONTRACTS OWNED BY NON-NATURAL PERSONS If the Contract is held by a non-natural person (for example, a corporation), the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includible in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

      o MULTIPLE CONTRACT RULE For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includible in gross income, all Non-Qualified Plan annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Payout Date, such as a partial withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.


            In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Payout Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, Annuity Payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.


      o POSSIBLE TAX CHANGES In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment

VARIABLE ANNUITY PROSPECTUS                                                   37
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            of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

      o TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT A transfer of ownership of a Contract, the designation of an Annuitant, Payee, or other Beneficiary who is not also the Owner, the selection of certain Annuity Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection, or exchange should contact a qualified tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS

      The Contract may be used as a Qualified Plan that meets the requirements of an individual retirement annuity ("IRA") under Section 408 of the Code or a Roth IRA under Section 408A of the Code.

      If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

      The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract as a Qualified Plan. A Qualified Plan may permit the purchase of the Contract to accumulate retirement savings under the plan. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

      The amount that may be contributed to a Qualified Plan is subject to limitations under the Code. In addition, early distributions from Qualified Plans may be subject to penalty taxes. Furthermore, most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These rules and requirements may not be incorporated into our Contract administration procedures. Therefore, Contractowners, Annuitants, and Beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the Contract comply with applicable law.

      THE FOLLOWING IS A BRIEF DESCRIPTION OF QUALIFIED PLANS AND THE USE OF THE CONTRACT THEREWITH:

      o     SECTION 408 AND SECTION 408A

            Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs" which became available in 1998. Roth IRAs are described below.

VARIABLE ANNUITY PROSPECTUS                                                   38
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            IRAs are subject to limitations on the amount that may be
            contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or nondeductible basis. IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

            TABLE 11


               TAX YEAR           AMOUNT
                 2004             $3,000
               2005-2007          $4,000
          2008 and thereafter     $5,000

            Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $500 during the tax years of 2004-2005, or $1,000 for the 2006 tax year or any tax year thereafter. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($65,000 for a married couple filing a joint return and $45,000 for a single taxpayer in 2004). If the individual's spouse is covered by an employer -sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


            Sale of the Contract for use with IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement which accompanies this Prospectus.

            An individual's interest in a traditional IRA must be distributed or begin to be distributed not later than April 1 of the calendar year following the calendar year in which the individual reaches age
            70 1/2 ("required beginning date"). The Contractowner's retirement date, if any, will not affect his or her required beginning date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary).

            If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, the five-year rule will be deemed satisfied if distributions begin before the close of the calendar year following the year of the individual's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have reached age 70 1/2.

            Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to an eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA.

VARIABLE ANNUITY PROSPECTUS                                                   39
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            If an individual dies after reaching his or her required beginning date, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

            Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions to all IRAs bear to the expected return under the IRAs.

            Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000.

            Regular contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death and made over a beneficiary's life expectancy. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth calendar year after death of the Contractowner.

      o     TAX PENALTIES

            Premature Distribution Tax. Distributions from a Qualified Plan before the owner reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions:
            (i) made on or after the death of the Owner; (ii) attributable to the Owner's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary;
            (iv) made to pay for certain medical expenses; (v) that are exempt withdrawals of an excess contribution; (vi) that are rolled over or transferred in accordance with Code requirements; (vii) which, subject to certain restrictions, do not exceed the health insurance premiums paid by unemployed individuals in certain cases; (viii) made to pay "qualified higher education expenses"; or (ix) for certain "qualified first-time homebuyer distributions."

            Minimum Distribution Tax. If the amount distributed from all of your IRAs is less than the minimum required distribution for the year, you are subject to a 50% tax on the amount that was not properly distributed from the IRAs.

      o     WITHHOLDING

            Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of 10 or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

VARIABLE ANNUITY PROSPECTUS                                                   40
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            Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than 10 years) from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

            The above description of the federal income tax consequences applicable to Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION
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VOTING OF FUND SHARES

      You indirectly (through the Separate Account) purchase shares of the Portfolios when you allocate purchase payments to the Subaccounts. The Company owns shares of the Portfolios in the Separate Account for your benefit. Under current law, the Company will vote shares of the Portfolios held in the Subaccounts in accordance with voting instructions received from Owners having the right to give such instructions. You will have the right to give voting instructions to the extent that you have Account Value allocated to the particular Subaccount. The Company will vote all shares it owns through the Subaccount in the same proportion as the shares for which it receives voting instructions from Owners. The Company votes shares in accordance with its current understanding of the federal securities laws. If the Company later determines that it may vote shares of the Funds in its own right, it may elect to do so.

      Unless otherwise required by applicable law, the number of shares of a particular Portfolio as to which you may give voting instructions to the Company is determined by dividing your Account Value in a Subaccount on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Funds. Voting instructions may be cast in person or by proxy. Voting rights attributable to your Account Value in a Subaccount for which you do not submit timely voting instructions will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS

      The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Portfolios of the Funds should no longer be available for investment, or if the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company, the Company may substitute shares of another Portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the Contract. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

VARIABLE ANNUITY PROSPECTUS                                                   41
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      In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

      The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Portfolio of one of the Funds or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Subaccounts may be established by the Company with the consent of Investment Services, and any new Subaccount will be made available to existing Owners on a basis to be determined by the Company and Investment Services. The Company may also eliminate or combine one or more Subaccounts if marketing, tax, or investment conditions so warrant.

      Subject to compliance with applicable law, the Company may transfer assets to the General Account with the consent of Investment Services. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount of the Separate Account to another separate account or Subaccount with the consent of Investment Services.

      In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by the Company to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required; or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

      The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS

      A statement will be sent annually to you setting forth a summary of the transactions that occurred during the year, and indicating any Account Value as of the end of each year. In addition, the statement will indicate the allocation of Account Value among the Fixed Interest Account and the Subaccounts and any other information required by law. Confirmations will also be sent out upon the initial Purchase Payment, exchanges and full and partial withdrawals. Annuity Payments will be confirmed quarterly.

      You will also receive an annual and semiannual report containing financial statements for the Portfolios, which will include a list of the portfolio securities of the Portfolios, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

TELEPHONE EXCHANGE PRIVILEGES

      You may request an exchange of Account Value or Payment Units by telephone if you elected telephone exchanges in the application, or an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided that it complies with its procedures. The Company's procedures

VARIABLE ANNUITY PROSPECTUS                                                   42
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      require that any person requesting an exchange by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone exchange request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Contractowners might not be able to request exchanges by telephone and would have to submit written requests.

      By authorizing telephone exchanges, you authorize the Company to accept and act upon telephonic instructions for exchanges involving your Contract, and agree that neither the Company, nor any of its affiliates, nor the Funds, nor any of their directors, trustees, officers, employees, or agents, will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by the Company to be genuine, provided that the Company has complied with its procedures. As a result of this policy on telephone requests, the Contractowner will bear the risk of loss arising from the telephone exchange privileges. The Company may discontinue, modify, or suspend telephone exchange privileges at any time.

DISTRIBUTION OF THE CONTRACT

      T. Rowe Price Investment Services, Inc. ("Investment Services") is the distributor of the Contract. Investment Services also acts as the distributor of certain mutual funds advised by T. Rowe Price and TRP International. Investment Services is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and in all 50 states, the District of Columbia, and Puerto Rico. Investment Services is a member of the National Association of Securities Dealers, Inc. Investment Services is a wholly-owned subsidiary of T. Rowe Price and is an affiliate of the Funds.

LEGAL PROCEEDINGS

      There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

      Legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law have been passed upon by Amy J. Lee, Esq., the Company's Associate General Counsel.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

      Current yield for the Prime Reserve Subaccount will be based on investment income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Prime Reserve Subaccount is calculated in a manner similar to that used to calculate yield but reflects the compounding effect of earnings.

      For the other Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment

VARIABLE ANNUITY PROSPECTUS                                                   43
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      in a Contract over a period of 1, 5, and 10 years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the mortality and expense risk charge and may simultaneously be shown for other periods. Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Account Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts and the usage of other performance related information, see the Statement of Additional Information.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

REGISTRATION STATEMENT

      A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto, and reference is made to such Registration Statement and exhibits for further information relating to the Company and the Contract. Statements contained in this Prospectus, as to the content of the Contract and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the SEC's office, located at 450 Fifth Street, N.W., Washington, D.C.

FINANCIAL STATEMENTS


      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Separate Account at December 31, 2003, and for each of the specified periods ended December 31, 2003, are included in the Statement of Additional Information.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      The Statement of Additional Information contains more specific information and financial statements relating to the Company and the Separate Account. The table of contents of the Statement of Additional Information is set forth below.


    General Information and History

    Distribution of the Contract

    Limits on Premiums Paid Under Tax-Qualified Retirement Plans

    Experts

    Performance Information

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VARIABLE ANNUITY PROSPECTUS                                                   44
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    Financial Statements

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
T. ROWE PRICE NO-LOAD IMMEDIATE VARIABLE ANNUITY
STATEMENT OF ADDITIONAL INFORMATION


DATE: MAY 1, 2004





      --------------------------------------------------------------------------
      ISSUED BY:                             MAILING ADDRESS:
      Security Benefit                       T. Rowe Price Variable
      Life Insurance Company                 Annuity Service Center
      One Security Benefit Place             P.O. Box 750440
      Topeka, Kansas 66636-0001              Topeka, Kansas 66675-0440
      1-800-888-2461                         1-800-469-6587



      This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the T. Rowe Price No-Load Variable Annuity or the T. Rowe Price No-Load Immediate Variable Annuity dated May 1, 2004. A copy of the Prospectus may be obtained from the T. Rowe Price Variable Annuity Service Center by calling 1-800-469-6587 or by writing P.O. Box 750440, Topeka, Kansas 66675-0440.

STATEMENT OF ADDITIONAL INFORMATION                                            2
--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------

      General Information and History                                          3

      Distribution of the Contract                                             3

      Limits on Premiums Paid Under Tax-Qualified Retirement Plans             3

      Performance Information                                                  4

      Permissible Advertising Information                                      5

      Experts                                                                  7

      Financial Statements                                                     7

STATEMENT OF ADDITIONAL INFORMATION                                           3
--------------------------------------------------------------------------------


GENERAL INFORMATION AND HISTORY
--------------------------------------------------------------------------------

      For a description of the Individual Flexible Premium Deferred Variable Annuity Contract or the Single Premium Immediate Variable Annuity Contract (each referred to herein as the "Contract"), Security Benefit Life Insurance Company (the "Company"), and the T. Rowe Price Variable Annuity Account (the "Separate Account"), see the appropriate Prospectus. This Statement of Additional Information contains information that supplements the information in the respective Prospectuses. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS

      The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Portfolios of the Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

DISTRIBUTION OF THE CONTRACT
--------------------------------------------------------------------------------

      T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price Associates, Inc., is Principal Underwriter of the Contract. Investment Services is registered as a broker/dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The offering of the Contract is continuous.

      Investment Services serves as Principal Underwriter under a Distribution Agreement with the Company. Investment Services' registered representatives are required to be authorized under applicable state regulations to make the Contract available to its customers. Investment Services is not compensated under its Distribution Agreement with the Company. Investment Services, or an affiliate thereof, however, may receive compensation for the administrative services it provides to the Company under other agreements.

LIMITS ON PREMIUMS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS
--------------------------------------------------------------------------------

SECTION 408 AND 408A

      Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:


                           TAX YEAR              AMOUNT
                              2004               $3,000
                            2005-2007            $4,000
                       2008 and thereafter       $5,000



      If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $500 during the tax years of 2004-2005, or $1,000 for the tax years 2006 and thereafter.


      Spousal IRAs allow an Owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or

STATEMENT OF ADDITIONAL INFORMATION                                            4
--------------------------------------------------------------------------------

      more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable dollar amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.


      Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code.
      Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $41,000. Salary reduction contributions, if any, are subject to additional annual limits.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

      Quotations of yield for the Prime Reserve Subaccount will be based on the change in the value, exclusive of capital changes, of a hypothetical investment in a Contract over a particular seven-day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Prime Reserve Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                                         365/7
              Effective Yield = [(Base Period Return + 1)     ] - 1





      The Company does not currently calculate yield on effective yield for the Prime Reserve Subaccount.


      Quotations of yield for the Subaccounts, other than the Prime Reserve Subaccount, will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

                                                6
                           YIELD = 2[(a - b + 1)  - 1]
                                      -----
                                       cd

         where  a  =  net investment income earned during the period by the
                      Portfolio attributable to shares owned by the Subaccount,

                b  =  expenses accrued for the period (net of any
                      reimbursements),

STATEMENT OF ADDITIONAL INFORMATION                                           5
--------------------------------------------------------------------------------

                c  =  the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and

                d  =  the maximum offering price per Accumulation Unit on the last day of the period.




      Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of 1, 5, or 10 years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the mortality and expense risk charge. Quotations of total return may simultaneously be shown for other periods.

      Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.


                                           AVERAGE ANNUAL TOTAL RETURN
                                             AS OF DECEMBER 31, 2003
                                 -----------------------------------------------
SUBACCOUNT                       ONE-YEAR     FIVE-YEAR   FROM DATE OF INCEPTION
----------                       --------     ---------   ----------------------
International Stock               29.80%       (2.44)%            3.34%(1)
New America Growth                34.35        (3.50)             7.62 (1)
Mid-Cap Growth                    37.60         6.90             10.42 (2)
Equity Income                     24.78         4.77             11.44 (1)
Personal Strategy Balanced        24.09         4.53              9.72 (1)
Blue Chip Growth                  27.89           --             (6.80)(3)
Health Sciences                   35.44           --             (1.92)(3)
Equity Index 500                  27.62           --             (6.20)(3)
Limited-Term Bond                  3.75         5.04              5.36 (1)



  (1) From April 3, 1995 (Subaccount date of inception) to December 31, 2003.



  (2) From December 31, 1996 (Subaccount date of inception) to December 31,
      2003.



  (3) From February 1, 2001 (Subaccount date of inception) to December 31, 2003.



      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Account Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Funds in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

PERMISSIBLE ADVERTISING INFORMATION
--------------------------------------------------------------------------------

      From time to time, the Separate Account may, in addition to any other permissible information, include the following types of information in advertisements, sales literature, reports to contractowners or other investor communications ("advertisements"): (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar cost

STATEMENT OF ADDITIONAL INFORMATION                                           6
--------------------------------------------------------------------------------



      averaging); (2) discussions about past, current or possible economic, market and political trends and events; (3) presentations of statistical data to supplement such discussions; (4) published evaluations by nationally recognized ranking services and financial or business publications or other media including reprints of, or selections from, such publications; (5) descriptions and updates concerning a Subaccount's strategies, and past or anticipated portfolio investments; (6) analysis of its investments by industry, country, credit quality and other characteristics; (7) general biography or work experience of the portfolio manager of a Subaccount, including information about awards received by the portfolio manager, mentions of the manager in the media, or announcements of the portfolio manager's appearance on television or radio programs, or presentations at conferences or trade shows; (8) portfolio manager commentary or market updates; (9) investment philosophy and the research methodology underlying stock selection or a Subaccounts's investment objective; (10) a discussion of the risk/return continuum relating to different investments; (11) discussions on general principles of investing such as asset allocation, diversification and risk tolerance;
      (12) testimonials describing the experience of persons who have invested in a Subaccount; (13) discussions about retirement and investing for retirement; (14) data concerning the projected cost of a college education in future years based on current or recent costs of college and an assumed rate of increase for such costs; (15) information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans; and (16) other information of interest to investors. Advertisements may include information about the Subaccount's underlying portfolio in addition to, or in place of, information about the Subaccount itself.

      Advertisements may also include a Subaccount's performance, goals, risks and expenses compared with (a) various indexes so that investors may compare a Subaccount's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (b) other subaccounts tracked by the Variable Annuity Research and Data Service ("VARDS"), Lipper Analytical Services Inc., Morningstar or another independent research firm which ranks separate accounts or subaccounts by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank separate accounts or subaccounts on overall performance or other criteria; (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Subaccount; (d) other statistics such as gross national product or gross domestic product of the United States or other countries or regions, net import and export figures derived from governmental publications (e.g., The Survey of Current Business) or other independent parties (e.g., the Investment Company Institute), to illustrate investment attributes to a Subaccount or the general economic, business, investment, or financial environment in which a Subaccount operates; (e) various financial, economic and market statistics developed by brokers, dealers and other persons to illustrate aspects of a Subaccount's performance; (f) the sectors or industries in which a Subaccount invests compared to relevant indexes or surveys (e.g., S&P Industry Surveys) in order to evaluate the Subaccount's historic performance or current or potential value with respect to the particular industry or sector; (g) a hypothetical or model portfolio; or (h) other subaccounts or variable annuities. The Separate Account may also discuss and compare in advertising the relative performance of various types of investment instruments including, but not limited to, certificates of deposit, ordinary interest savings accounts, other forms of fixed or variable time deposits, qualified retirement plans, stocks, Treasury securities, and bonds, over various time periods and covering various holding periods. Such comparisons may compare these investment categories to each other or to changes in the Consumer Price Index. In addition, the Separate Account may quote various measures of volatility and benchmark correlation in advertising and other materials and may compare these measures to those of indexes, other subaccounts or other types of investments.

      The Separate Account's advertisements may also include rankings or ratings of the Company and of the investor services provided to contractowners other than performance rankings of a Subaccount itself. Those ratings or rankings of investor services by third parties may include comparisons of their

STATEMENT OF ADDITIONAL INFORMATION                                            7
--------------------------------------------------------------------------------

      services to those provided by other variable annuity providers selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, contractowners or others.

      The Separate Account, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields.

      All performance information that the Separate Account advertises is historical in nature and is not intended to represent or guarantee future results. The value of accumulation units when redeemed may be more or less than their original cost. Performance information may be quoted numerically or presented in a table, graph or other illustration. A Subaccount's returns and unit price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.

      In connection with a ranking, the Separate Account may provide additional information, such as the particular category to which it is related, the number of subaccounts in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements. In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indexes and averages is not identical to a Subaccount's portfolio, the indexes and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Separate Account to calculate its figures. For example, unmanaged indexes may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, there can be no assurance that a Subaccount will continue its performance as compared to these other averages. When comparing a Subaccount's performance with that of other alternatives, investors should understand that an investment in a Subaccount may be subject to greater market risks than are certain other types of investments.

EXPERTS
--------------------------------------------------------------------------------


      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 and the financial statements of the Separate Account as of December 31, 2003, and for each of the specified periods ended December 31, 2003, included in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Separate Account at December 31, 2003, and for each of the specified periods ended December 31, 2003, are set forth herein, following this section.


      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of Security Benefit Life Insurance Company and Subsidiaries to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

STATEMENT OF ADDITIONAL INFORMATION                                            8
--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------

      Report of Independent Auditors                                           9

      Financial Statements

      Statements of Assets and Liabilities                                    10

      Statement of Operations                                                 11

      Statements of Changes in Net Assets                                     12

      Notes to Financial Statements                                           15

STATEMENT OF ADDITIONAL INFORMATION                                            9
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


      The Contract Owners
      T. Rowe Price Variable Annuity Account
      and
      The Board of Directors
      Security Benefit Life Insurance Company



      We have audited the accompanying statements of assets and liabilities of each of the respective subaccounts of T. Rowe Price Variable Annuity Account, a separate account of Security Benefit Life Insurance Company comprised of the New America Growth, International Stock, Equity Income, Personal Strategy Balanced, Limited-Term Bond, Mid-Cap Growth, Prime Reserve, Blue Chip Growth, Equity Index 500, and Health Sciences Subaccounts, as of December 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.



      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of T. Rowe Price Variable Annuity Account at December 31, 2003, and the results of their operations and the changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.


                                             /s/ ERNST & YOUNG LLP



      Kansas City, Missouri
      January 30, 2004

STATEMENT OF ADDITIONAL INFORMATION                                          10
--------------------------------------------------------------------------------

T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES



                                                    YEAR ENDED DECEMBER 31, 2003
                                     (Dollars in Thousands - Except Unit Values)



                                                                                             PERSONAL
                                         NEW AMERICA      INTERNATIONAL      EQUITY           STRATEGY       LIMITED-TERM
                                            GROWTH            STOCK          INCOME           BALANCED           BOND
                                          SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                         -----------      -------------     ----------       ----------       ----------
Assets:
   Mutual funds, at market value ......   $   28,032       $   18,415       $   65,389       $   22,346       $   15,988
                                          ----------       ----------       ----------       ----------       ----------
Total assets ..........................       28,032           18,415           65,389           22,346           15,988
                                          ----------       ----------       ----------       ----------       ----------
Net assets ............................   $   28,032       $   18,415       $   65,389       $   22,346       $   15,988
                                          ==========       ==========       ==========       ==========       ==========
Net assets:
   Accumulation assets ................   $   27,813       $   18,351       $   64,658       $   21,851       $   15,627
   Annuity assets .....................          219               64              731              495              361
                                          ----------       ----------       ----------       ----------       ----------
Net assets ............................   $   28,032       $   18,415       $   65,389       $   22,346       $   15,988
                                          ==========       ==========       ==========       ==========       ==========
Units outstanding:
   Accumulation/Nonlife Option ........    1,464,928        1,379,039        2,521,082          978,057          996,118
   Life Option DVA/IVA ................        5,745            2,783            9,346           12,529           16,694
   Option 9 ...........................        3,422               --            5,998            2,428              158
Unit value
   Accumulation/Nonlife Option ........   $    19.01       $    13.33       $    25.78       $    22.51       $    15.79
   Life Option DVA/IVA ................   $     1.41       $     0.99       $     1.91       $     1.67       $     1.17
   Option 9 ...........................   $    17.64       $       --       $    23.92       $    20.89       $    14.66
Mutual funds, at cost .................   $   34,525       $   21,637       $   60,578       $   21,233       $   15,849
Mutual fund shares ....................    1,597,241        1,542,293        3,238,696        1,385,392        3,141,116




                                           MID-CAP           PRIME          BLUE CHIP         EQUITY            HEALTH
                                           GROWTH           RESERVE          GROWTH          INDEX 500         SCIENCES
                                         SUBACCOUNT        SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                         -----------      -------------     -----------      ----------       -----------
Assets:
   Mutual funds, at market value ......  $    40,761       $    11,172      $     3,477      $     3,430       $    4,172
                                         -----------       -----------      -----------      -----------       ----------
Total assets ..........................       40,761            11,172            3,477            3,430            4,172
                                         -----------       -----------      -----------      -----------       ----------
Net assets ............................  $    40,761       $    11,172      $     3,477      $     3,430       $    4,172
                                         ===========       ===========      ===========      ===========       ==========
Net assets:
   Accumulation assets ................  $    40,514       $    11,106      $     3,375      $     3,340       $    4,102
                                         -----------       -----------      -----------      -----------       ----------
   Annuity assets .....................          247                66              102               90               70
                                         -----------       -----------      -----------      -----------       ----------
Net assets ............................  $    40,761       $    11,172      $     3,477      $     3,430       $    4,172
                                         ===========       ===========      ===========      ===========       ==========
Units outstanding:
   Accumulation/Nonlife Option ........    2,029,557           882,140          418,687          392,853          473,897
   Life Option DVA/IVA ................        4,338             2,779               --            4,178              599
   Option 9 ...........................        1,661                --               --               --               --
Unit value
   Accumulation/Nonlife Option ........  $     20.02       $     12.62      $      8.30      $      8.64       $     8.79
   Life Option DVA/IVA ................  $      1.57       $      0.99      $        --      $      7.79       $     7.93
   Option 9 ...........................  $     18.86       $        --      $        --      $        --       $       --
Mutual funds, at cost .................  $    32,938       $    11,172      $     3,277      $     3,165       $    3,772
Mutual fund shares ....................    2,048,285        11,171,896          413,460          404,953          466,653


See accompanying notes.

STATEMENT OF ADDITIONAL INFORMATION                                           11
--------------------------------------------------------------------------------

T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS


                                                    YEAR ENDED DECEMBER 31, 2003
                                                                  (In Thousands)




                                                                                              PERSONAL
                                            NEW AMERICA     INTERNATIONAL       EQUITY         STRATEGY       LIMITED-TERM
                                              GROWTH           STOCK           INCOME          BALANCED           BOND
                                             SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                           -------------    -------------    -------------    -------------    -------------
Investment income (loss):
   Dividend distributions ..............   $          --    $         199    $         959    $         428    $         639
   Expenses:
     Mortality and expense risk fee ....            (134)             (86)            (310)            (105)             (93)
                                           -------------    -------------    -------------    -------------    -------------

Net investment income (loss) ...........            (134)             113              649              323              546

Net realized and unrealized
   gain (loss) on investments:
   Capital gains distributions .........              --               15               --               13               31
   Realized gain (loss) on sales of
     fund shares .......................          (1,218)          (1,477)            (475)            (185)              65
   Change in unrealized appreciation/
     depreciation on investments
     during the year ...................           8,607            5,591           12,676            4,066              (56)
                                           -------------    -------------    -------------    -------------    -------------
Net realized and unrealized gain
   (loss) on investments ...............           7,389            4,129           12,201            3,894               40
                                           -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
   resulting from operations ...........   $       7,255    $       4,242    $      12,850    $       4,217    $         586
                                           =============    =============    =============    =============    =============



                                            MID-CAP            PRIME           BLUE CHIP        EQUITY           HEALTH
                                            GROWTH            RESERVE          GROWTH          INDEX 500        SCIENCES
                                           SUBACCOUNT        SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                          -------------    -------------    -------------    -------------    -------------
Investment income (loss):
   Dividend distributions .............   $          --    $          96    $           4    $          42    $          --
   Expenses:
     Mortality and expense risk fee ...            (186)             (76)             (14)             (15)             (18)
                                          -------------    -------------    -------------    -------------    -------------
Net investment income (loss) ..........            (186)              20              (10)              27              (18)

Net realized and unrealized gain (loss)
   on investments:
   Capital gains distributions ........              --               --               --               --               --
   Realized gain (loss) on sales of
     fund shares ......................              (4)              --              (63)            (119)             (15)
   Change in unrealized appreciation/
     depreciation on investments
     during the year ..................          11,088               --              726              768              959
                                          -------------    -------------    -------------    -------------    -------------

Net realized and unrealized gain
   (loss) on investments ..............          11,084               --              663              649              944
                                          -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
   resulting from operations ..........   $      10,898    $          20    $         653    $         676    $         926
                                          =============    =============    =============    =============    =============



See accompanying notes.

STATEMENT OF ADDITIONAL INFORMATION                                           12
--------------------------------------------------------------------------------

T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

                                                         YEARS ENDED DECEMBER 31


                                                                  (In Thousands)


                                                                        NEW AMERICA                 INTERNATIONAL STOCK
                                                                     GROWTH SUBACCOUNT                  SUBACCOUNT
                                                                  2003            2002             2003             2002
                                                             -------------    -------------    -------------    -------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss) ........................   $        (134)   $        (148)   $         113    $          68
     Capital gains distributions .........................              --               --               15               16
     Realized gain (loss) on sales of fund shares ........          (1,218)          (2,242)          (1,477)            (906)
     Change in unrealized appreciation/depreciation on
       investments during the year .......................           8,607           (7,252)           5,591           (2,800)
                                                             -------------    -------------    -------------    -------------
   Net increase (decrease) in net assets from operations .           7,255           (9,642)           4,242           (3,622)

   From contractholder transactions:
     Variable annuity deposits ...........................             771              582              724              526
     Terminations and withdrawals ........................          (1,790)          (1,317)          (1,284)            (713)
     Annuity payments ....................................              (8)             (25)              (2)             (13)
     Transfers between subaccounts, net ..................            (224)          (2,115)            (548)            (321)
     Mortality adjustment ................................             (24)              11               --               (2)
                                                             -------------    -------------    -------------    -------------
   Net increase (decrease) in net assets from
     contractholder transactions .........................          (1,275)          (2,864)          (1,110)            (523)
                                                             -------------    -------------    -------------    -------------
Net increase (decrease) in net assets ....................           5,980          (12,506)           3,132           (4,145)
Net assets at beginning of year ..........................          22,052           34,558           15,283           19,428
                                                             -------------    -------------    -------------    -------------
Net assets at end of year ................................   $      28,032    $      22,052    $      18,415    $      15,283
                                                             =============    =============    =============    =============



                                                                    EQUITY INCOME                 PERSONAL STRATEGY
                                                                      SUBACCOUNT                  BALANCED SUBACCOUNT
                                                                2003            2002              2003             2002
                                                           -------------    -------------    -------------    -------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss) ......................   $         649    $         617    $         323    $         407
     Capital gains distributions .......................              --               64               13               --
     Realized gain (loss) on sales of fund shares ......            (475)            (416)            (185)            (677)
     Change in unrealized appreciation/depreciation on
       investments during the year .....................          12,676           (8,889)           4,066           (1,565)
                                                           -------------    -------------    -------------    -------------
   Net increase (decrease) in net assets from operations          12,850           (8,624)           4,217           (1,835)

   From contractholder transactions:
     Variable annuity deposits .........................           3,222            2,714            1,548              715
     Terminations and withdrawals ......................          (4,220)          (2,652)          (1,488)          (1,285)
     Annuity payments ..................................             (10)             (95)            (114)             (61)
     Transfers between subaccounts, net ................             515            1,255              624           (2,277)
     Mortality adjustment ..............................              --               (9)             (14)               1
                                                           -------------    -------------    -------------    -------------

   Net increase (decrease) in net assets from
     contractholder transactions .......................            (493)           1,213              556           (2,907)
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets ..................          12,357           (7,411)           4,773           (4,742)
Net assets at beginning of year ........................          53,032           60,443           17,573           22,315
                                                           -------------    -------------    -------------    -------------
Net assets at end of year ..............................   $      65,389    $      53,032    $      22,346    $      17,573
                                                           =============    =============    =============    =============

STATEMENT OF ADDITIONAL INFORMATION                                           13
--------------------------------------------------------------------------------

T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

                                                         YEARS ENDED DECEMBER 31


                                                                  (In Thousands)


                                                                    LIMITED-TERM                 MID-CAP GROWTH
                                                                  BOND SUBACCOUNT                  SUBACCOUNT
                                                               2003            2002            2003            2002
                                                           ------------    ------------    ------------    ------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss) ......................   $        546    $        591    $       (186)   $       (184)
     Capital gains distributions .......................             31              --              --              --
     Realized gain (loss) on sales of fund shares ......             65              10              (4)           (127)
     Change in unrealized appreciation/depreciation on
       investments during the year .....................            (56)             70          11,088          (8,160)
                                                           ------------    ------------    ------------    ------------

   Net increase (decrease) in net assets from operations            586             671          10,898          (8,471)

   From contractholder transactions:
     Variable annuity deposits .........................          2,019           1,651           1,846           1,661
     Terminations and withdrawals ......................         (1,288)           (976)         (2,002)         (1,570)
     Annuity payments ..................................            (20)            (41)             (7)            (35)
     Transfers between subaccounts, net ................         (1,496)          2,754             808          (1,013)
     Mortality adjustment ..............................              1              (6)             --              (3)
                                                           ------------    ------------    ------------    ------------
   Net increase (decrease) in net assets from
     contractholder transactions .......................           (784)          3,382             645            (960)
                                                           ------------    ------------    ------------    ------------
Net increase (decrease) in net assets ..................           (198)          4,053          11,543          (9,431)
Net assets at beginning of year ........................         16,186          12,133          29,218          38,649
                                                           ------------    ------------    ------------    ------------
Net assets at end of year ..............................   $     15,988    $     16,186    $     40,761    $     29,218
                                                           ============    ============    ============    ============




                                                                    PRIME RESERVE                       BLUE CHIP
                                                                     SUBACCOUNT                     GROWTH SUBACCOUNT
                                                                2003             2002             2003             2002
                                                           -------------    -------------    -------------    -------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss) ......................   $          20    $         162    $         (10)   $          (8)
     Capital gains distributions .......................              --               --               --               --
     Realized gain (loss) on sales of fund shares ......              --               --              (63)             (48)
     Change in unrealized appreciation/depreciation on
       investments during the year .....................              --               --              726             (480)
                                                           -------------    -------------    -------------    -------------
   Net increase (decrease) in net assets from operations              20              162              653             (536)

   From contractholder transactions:
     Variable annuity deposits .........................           2,050            3,231              528              372
     Terminations and withdrawals ......................          (2,394)          (5,045)            (284)             (63)
     Annuity payments ..................................              (1)             (17)              (2)              (2)
     Transfers between subaccounts, net ................          (5,150)          (1,101)             587              156
     Mortality adjustment ..............................              --               (1)              --               --
                                                           -------------    -------------    -------------    -------------
   Net increase (decrease) in net assets from
     contractholder transactions .......................          (5,495)          (2,933)             829              463
                                                           -------------    -------------    -------------    -------------

Net increase (decrease) in net assets ..................          (5,475)          (2,771)           1,482              (73)
Net assets at beginning of year ........................          16,647           19,418            1,995            2,068
                                                           -------------    -------------    -------------    -------------
Net assets at end of year ..............................   $      11,172    $      16,647    $       3,477    $       1,995
                                                           =============    =============    =============    =============

STATEMENT OF ADDITIONAL INFORMATION                                           14
--------------------------------------------------------------------------------


T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

                                                         YEARS ENDED DECEMBER 31


                                                                  (In Thousands)


                                                                   EQUITY INDEX 500                 HEALTH SCIENCES
                                                                      SUBACCOUNT                       SUBACCOUNT
                                                                2003             2002             2003             2002
                                                           -------------    -------------    -------------    -------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss) ......................   $          27    $          15    $         (18)   $         (13)
     Capital gains distributions .......................              --               --               --               --
     Realized gain (loss) on sales of fund shares ......            (119)            (161)             (15)             (91)
     Change in unrealized appreciation/depreciation on
       investments during the year .....................             768             (436)             959             (716)
                                                           -------------    -------------    -------------    -------------

   Net increase (decrease) in net assets from operations             676             (582)             926             (820)

   From contractholder transactions:
     Variable annuity deposits .........................             569              864              626              467
     Terminations and withdrawals ......................            (232)            (239)            (133)            (114)
     Annuity payments ..................................              (4)              (3)              (1)              (1)
     Transfers between subaccounts, net ................             315               86              553              (61)
     Mortality adjustment ..............................              --               (1)              --               --
                                                           -------------    -------------    -------------    -------------
   Net increase (decrease) in net assets from
     contractholder transactions .......................             648              707            1,045              291
                                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets ..................           1,324              125            1,971             (529)
Net assets at beginning of year ........................           2,106            1,981            2,201            2,730
                                                           -------------    -------------    -------------    -------------
Net assets at end of year ..............................   $       3,430    $       2,106    $       4,172    $       2,201
                                                           =============    =============    =============    =============


See accompanying notes.

STATEMENT OF ADDITIONAL INFORMATION                                           15
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DECEMBER 31, 2003



1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      ORGANIZATION



      T. Rowe Price Variable Annuity Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Deposits received by the Account are invested in one of the portfolios of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., or T. Rowe Price International Series, Inc., mutual funds not otherwise available to the public. As directed by the owners, amounts may be invested in a designated mutual fund as follows:




      SUBACCOUNT                                MUTUAL FUND
      ----------                                -----------
      New America Growth                        T. Rowe Price New America Growth Portfolio
      International Stock                       T. Rowe Price International Stock Portfolio
      Equity Income                             T. Rowe Price Equity Income Portfolio
      Personal Strategy Balanced                T. Rowe Price Personal Strategy Balanced Portfolio
      Limited-Term Bond                         T. Rowe Price Limited-Term Bond Portfolio
      Mid-Cap Growth                            T. Rowe Price Mid-Cap Growth Portfolio
      Prime Reserve                             T. Rowe Price Prime Reserve Portfolio
      Blue Chip Growth                          T. Rowe Price Blue Chip Growth Portfolio
      Equity Index 500                          T. Rowe Price Equity Index 500 Portfolio
      Health Sciences                           T. Rowe Price Health Sciences Portfolio




      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.



      T. Rowe Price Associates, Inc. (T. Rowe Price) serves as the investment advisor to each portfolio. The investment advisors are responsible for managing the portfolios' assets in accordance with the terms of the investment advisory contracts.



      INVESTMENT VALUATION
      Investments in mutual fund shares are carried in the statement of assets and liabilities at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of investments sold.



      The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2003 were as follows:

STATEMENT OF ADDITIONAL INFORMATION                                           16
--------------------------------------------------------------------------------



                                  COST OF         PROCEEDS FROM
                                 PURCHASES            SALES
                              ---------------    ---------------
                                       (In Thousands)
New America Growth .......    $         1,044    $         2,453
International Stock ......              2,395              3,377
Equity Income ............              5,101              4,945
Personal Strategy Balanced              2,717              1,825
Limited-Term Bond ........              4,855              5,062
Mid-Cap Growth ...........              3,139              2,680
Prime Reserve ............              5,012             10,487
Blue Chip Growth .........              1,294                475
Equity Index 500 .........              1,665                990
Health Sciences ..........              1,445                418



      ANNUITY RESERVES
      Annuity reserves relate to contracts that have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.



      REINVESTMENT OF DIVIDENDS
      Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.



      FEDERAL INCOME TAXES
      The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.



      USE OF ESTIMATES
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.



2.    VARIABLE ANNUITY CONTRACT CHARGES
      Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.55% of the average daily net assets of each account.



      When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

STATEMENT OF ADDITIONAL INFORMATION                                           17
--------------------------------------------------------------------------------



3.    SUMMARY OF UNIT TRANSACTIONS
      The changes in units outstanding for the years ended December 31, 2003 and 2002, were as follows:



                                                 2003                                               2002
                              ---------------------------------------------     ---------------------------------------------
                                                                   NET                                              NET
                                  UNITS          UNITS           INCREASE         UNITS            UNITS          INCREASE
SUBACCOUNT                       ISSUED         REDEEMED        (DECREASE)        ISSUED          REDEEMED        (DECREASE)
--------------------------    ------------    ------------     ------------     ------------    ------------     ------------
                                                                       (In Thousands)
New America Growth .......             194            (278)             (84)              76            (347)            (271)
International Stock ......             332            (439)            (107)             125            (229)            (104)
Equity Income ............             374            (405)             (31)             346            (391)             (45)
Personal Strategy Balanced             207            (183)              24               74            (314)            (240)
Limited-Term Bond ........             394            (444)             (50)             279            (274)               5
Mid-Cap Growth ...........             382            (354)              28              272            (392)            (120)
Prime Reserve ............             638          (1,074)            (436)             950          (1,204)            (254)
Blue Chip Growth .........             235            (123)             112              141             (74)              67
Equity Index 500 .........             272            (186)              86              268            (184)              84
Health Sciences ..........             276            (141)             135              153            (115)              38



4.    UNIT VALUES
      A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the five years in the period ended December 31, 2003, were as follows:



----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT                     2003                 2002                   2001                   2000                1999
----------------------------------------------------------------------------------------------------------------------------------
NEW AMERICA GROWTH
Units ..............            1,474,095            1,558,113              1,828,914              2,007,469            2,126,448
Unit value .........   $      1.41-$19.01         $1.08-$14.15           $1.57-$19.85           $1.76-$21.73         $2.16-$25.47
Net assets (000s) ..                        $           28,032     $           22,052     $           34,558   $           52,971
Ratio of expenses to
   net assets* .....                 0.55%                0.55%                  0.55%                  0.55%                0.55%
Investment income
   ratio** .........                  --%                   --%                    --%                    --%                  --%
Total return*** ....         30.56%-34.35%    (31.21)%-(28.72)%       (10.80)%-(7.55)%      (18.52)%-(15.70)%         4.85%-12.01%
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL STOCK
Units ..............            1,381,822            1,488,611              1,592,602              1,749,113            1,577,597
Unit value .........         $0.99-$13.33         $0.79-$10.27           $1.00-$12.64           $1.33-$16.22         $1.69-$19.99
Net Assets (000s) ..   $           18,415   $           15,283     $           19,428     $           27,740   $           31,282
Ratio of expenses to
   net assets* .....                 0.55%                0.55%                  0.55%                  0.55%                0.55%
Investment income
   ratio** .........                 1.18%                0.94%                  1.89%                  0.56%                0.45%
Total return*** ....         25.32%-29.80%    (21.00)%-(18.75)%      (24.81)%-(22.07)%      (21.30)%-(18.86)%        23.36%-32.56%
----------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME
Units ..............            2,536,426            2,567,450              2,612,314              2,567,980            3,173,320
Unit value .........         $1.91-$25.78         $1.58-$20.66           $1.90-$23.91           $1.93-$23.56         $1.78-$21.08
Net assets (000s) ..   $           65,389   $           53,032     $           60,443     $           58,861   $           66,877
Ratio of expenses to
   net assets* .....                 0.55%                0.55%                  0.55%                  0.55%                0.55%
Investment income
   ratio** .........                 1.62%                1.65%                  1.44%                  1.95%                1.87%
Total return*** ....         20.89%-24.78%    (16.84)%-(13.59)%          (2.07)%-1.49%           8.43%-11.77%       (10.55)%-3.23%
----------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION                                           18
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT                     2003                 2002                   2001                   2000                1999
----------------------------------------------------------------------------------------------------------------------------------
PERSONAL STRATEGY
   BALANCED
Units ..............              993,014              969,225              1,208,830              1,281,029            1,211,181
Unit value .........   $      1.67-$22.51   $      1.39-$18.14     $      1.57-$19.78     $      1.65-$20.19   $      1.65-$19.44
Net assets (000s) ..   $           22,346   $           17,573     $           22,315     $           24,428   $           23,549
Ratio of expenses to
   net assets* .....                 0.55%                0.55%                  0.55%                  0.55%                0.55%
Investment income
   ratio** .........                 2.15%                2.61%                  2.85%                  3.00%                2.99%
Total return*** ....         20.14%-24.09%     (11.46)%-(8.29)%        (5.45)%-(1.98)%            0.00%-3.86%          0.61%-7.76%
----------------------------------------------------------------------------------------------------------------------------------
LIMITED-TERM BOND
Units ..............            1,012,970            1,063,489              1,057,826                636,595              729,115
Unit value .........   $      1.17-$15.79   $      1.17-$15.22     $      1.15-$14.52     $      1.11-$13.54   $      1.05-$12.39
Net assets (000s) ..   $           15,988   $           16,186     $           12,133     $            8,279   $            8,953
Ratio of expenses to
   net assets* .....                 0.55%                0.55%                  0.55%                  0.55%                0.55%
Investment income
   ratio** .........                 3.97%                4.71%                  5.51%                  5.97%                5.49%
Total return*** ....             --%-3.75%          1.74%-4.89%            3.60%-7.24%            5.71%-9.37%       (1.87)%-0. 32%
----------------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH
Units ..............            2,035,556            2,008,111              2,127,207              2,248,931            1,755,295
Unit value .........   $      1.57-$20.02   $      1.18-$14.55     $      1.56-$18.58     $      1.55-$18.53   $      1.59-$17.65
Net assets (000s) ..   $           40,761   $           29,218     $           38,649     $           41,670   $           30,660
Ratio of expenses to
   net assets* .....                 0.55%                0.55%                  0.55%                  0.55%                0.55%
Investment income
   ratio** .........                   --%                  --%                    --%                    --%                  --%
Total return*** ....         33.05%-37.59%    (24.36)%-(21.69)%            0.65%-4.26%         (2.52)%-0. 96%        16.06%-23.08%
----------------------------------------------------------------------------------------------------------------------------------
PRIME RESERVE
Units ..............              884,919            1,320,569              1,573,584              1,408,841            1,617,058
Unit value .........   $      0.99-$12.62   $      1.03-$12.60     $      1.05-$12.49     $      1.05-$12.07   $      1.03-$11.44
Net assets (000s) ..   $           11,172   $           16,647     $           19,418     $           16,851   $           18,502
Ratio of expenses to
   net assets* .....                 0.55%                0.55%                  0.55%                  0.55%                0.55%
Investment income
   ratio** .........                 0.69%                1.44%                  3.86%                  5.90%                4.79%
Total return*** ....         (3.88)%-0.16%       (1.90)%-0. 88%            0.00%-3.48%            1.94%-5.51%          0.98%-4.28%
----------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH****
Units ..............              418,687              307,487                241,300                     --                   --
Unit value .........   $             8.30   $             6.49     $             8.57     $               --   $               --
Net assets (000s) ..   $            3,477   $            1,995     $            2,068     $               --   $               --
Ratio of expenses to
   net assets* .....                 0.55%                0.55%                  0.55%                    --%                  --%
Investment income
   ratio** .........                 0.14%                0.15%                  0.18%                    --%                  --%
Total return*** ....                27.89%              (24.27)%               (15.90)%                   --%                  --%
----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX 500****
Units ..............              397,031              311,041                226,066                     --                   --
Unit value .........   $       7.79-$8.64   $       6.32-$6.77     $       1.89-$8.76     $               --   $               --
Net assets (000s) ..   $            3,430   $            2,106     $            1,981     $               --   $               --
Ratio of expenses to
   net assets* .....                 0.55%                0.55%                  0.55%                    --%                  --%
Investment income
   ratio** .........                 1.52%                1.35%                  1.11%                    --%                  --%
Total return*** ....         23.26%-27.62%     234.39%-(22.72)%      (18.50)%-(15.85)%                    --%                  --%
----------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION                                           19
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT                     2003                 2002                   2001                   2000                1999
----------------------------------------------------------------------------------------------------------------------------------
HEALTH SCIENCES****
Units ..............              474,496              339,207                301,073                     --                   --
Unit value .........   $       7.93-$8.79   $             6.49     $             9.07     $               --   $               --
Net assets (000s) ..   $            4,172   $            2,201     $            2,730     $               --   $               --
Ratio of expenses to
   net assets* .....                 0.55%                0.55%                  0.55%                    --%                  --%
Investment income
   ratio** .........                   --%                  --%                    --%                    --%                  --%
Total return*** ....         30.86%-35.44%              (28.45)%                (2.47)%                   --%                  --%
----------------------------------------------------------------------------------------------------------------------------------



   * These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.



  ** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.



 *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.



**** The inception date of these subaccounts was February 1, 2001.

STATEMENT OF ADDITIONAL INFORMATION                                           20
--------------------------------------------------------------------------------


SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS


YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001


CONTENTS
--------------------------------------------------------------------------------

     Report of Independent Auditors                                                                      21
     Audited Consolidated Financial Statements
     Consolidated Balance Sheets                                                                         22
     Consolidated Statements of Income                                                                   23
     Consolidated Statements of Changes in Stockholder's Equity                                          24
     Consolidated Statements of Cash Flows                                                               25
     Notes to Consolidated Financial Statements                                                          27

STATEMENT OF ADDITIONAL INFORMATION                                           21
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


      The Board of Directors
      Security Benefit Life Insurance Company



      We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and Subsidiaries (the Company), an indirect wholly-owned subsidiary of Security Benefit Mutual Holding Company, as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



      In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.



      As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting for derivative instruments and hedging activities, and for its investments in affiliated mutual funds, in response to new accounting standards that became effective January 1, 2001 and 2002, respectively.



                                             /s/ ERNST & YOUNG LLP



      Kansas City, Missouri
      January 30, 2004

STATEMENT OF ADDITIONAL INFORMATION                                           22
--------------------------------------------------------------------------------


SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS


                                                                                        DECEMBER 31
                                                                                   2003              2002
                                                                                ------------     ------------
                                                                                       (In Thousands)
ASSETS
Investments:
   Securities available-for-sale:
     Bonds ................................................................     $  4,317,760     $  2,761,588
     Equity securities ....................................................           55,806           77,126
   Bonds held-to-maturity .................................................           62,264           91,714
   Affiliated mutual funds ................................................           59,651          101,791
   Mortgage loans .........................................................           10,269           10,052
   Policy loans ...........................................................           94,254           95,161
   Cash ...................................................................          117,048          266,900
   Short-term investments .................................................            8,087            1,089
   Other invested assets ..................................................           32,678           24,800
                                                                                ------------     ------------
Total investments .........................................................        4,757,817        3,430,221

Accrued investment income .................................................           43,789           40,123
Accounts receivable .......................................................           35,641           16,426
Reinsurance recoverable ...................................................          460,860          449,438
Property and equipment, net ...............................................           82,676           86,477
Deferred policy acquisition costs .........................................          388,042          271,008
Other assets ..............................................................           96,400           85,472
Separate account assets ...................................................        4,507,481        3,405,531
                                                                                ------------     ------------
Total assets ..............................................................     $ 10,372,706     $  7,784,696
                                                                                ============     ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Policy reserves and annuity account values .............................     $  4,822,906     $  3,528,520
   Policy and contract claims .............................................            6,135            8,250
   Other policyholder funds ...............................................           18,921           19,617
   Accounts payable and accrued expenses ..................................           74,209           65,355
   Income taxes payable ...................................................            9,289            2,921
   Deferred income tax liability ..........................................           53,007           32,274
   Long-term debt .........................................................          150,000           50,000
   Mortgage debt ..........................................................           48,390           49,396
   Other liabilities ......................................................           24,606           15,118
   Separate account liabilities ...........................................        4,507,481        3,405,531
                                                                                ------------     ------------
Total liabilities .........................................................        9,714,944        7,176,982

Stockholder's equity:
   Common stock, $10 par value; 1,000,000 shares authorized; 700,010 issued
     and outstanding ......................................................            7,000            7,000
   Accumulated other comprehensive income (loss), net .....................            9,479          (15,999)
   Retained earnings ......................................................          641,283          616,713
                                                                                ------------     ------------
Total stockholder's equity ................................................          657,762          607,714
                                                                                ------------     ------------
Total liabilities and stockholder's equity ................................     $ 10,372,706     $  7,784,696
                                                                                ============     ============


See accompanying notes.

STATEMENT OF ADDITIONAL INFORMATION                                           23
--------------------------------------------------------------------------------


SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

                                                                 YEAR ENDED DECEMBER 31
                                                            2003           2002            2001
                                                         ----------     ----------      ----------
                                                                      (In Thousands)
Revenues:
   Insurance premiums and other considerations .....     $   24,024     $   35,487      $   29,110
   Asset based fees ................................         92,071         91,379         105,822
   Other product charges ...........................         23,092         19,872          17,492
   Net investment income ...........................        185,435        173,271         184,232
   Net realized/unrealized capital gains (losses) ..         20,788        (24,317)        (15,291)
   Other revenues ..................................         11,018          7,790           7,943
                                                         ----------     ----------      ----------
Total revenues .....................................        356,428        303,482         329,308

Benefits and expenses:
   Annuity benefits:
     Interest credited to account balances .........        124,164        104,027         113,340
     Benefits in excess of account balances ........         27,715         22,828           5,533
   Traditional life insurance benefits .............          7,904         21,817          17,804
   Other benefits ..................................         21,717         20,692          21,984
                                                         ----------     ----------      ----------
   Total benefits ..................................        181,500        169,364         158,661

   Commissions and other operating expenses ........         78,537         68,054          92,616
   Amortization of deferred policy acquisition costs         40,880         58,434          37,358
   Interest expense ................................         10,522          6,840           5,973
   Other expenses ..................................          5,066          6,055           6,215
                                                         ----------     ----------      ----------
Total benefits and expenses ........................        316,505        308,747         300,823
                                                         ----------     ----------      ----------

Income (loss) before income taxes ..................         39,923         (5,265)         28,485
Income tax expense (benefit) .......................          5,353        (10,970)         (2,953)
                                                         ----------     ----------      ----------
Net income .........................................     $   34,570     $    5,705      $   31,438
                                                         ==========     ==========      ==========

See accompanying notes.

STATEMENT OF ADDITIONAL INFORMATION                                           24
--------------------------------------------------------------------------------


SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY


                                                                      ACCUMULATED                                   TOTAL
                                                    COMMON        OTHER COMPREHENSIVE                           STOCKHOLDER'S
                                                     STOCK            INCOME (LOSS)      RETAINED EARNINGS          EQUITY
                                                 ---------------     ---------------     -----------------     ---------------
                                                                                 (In Thousands)
Balance at January 1, 2001 .................     $         7,000     $       (25,031)     $       601,570      $       583,539
Comprehensive income (loss):
   Net income ..............................                  --                  --               31,438               31,438
   Cumulative effect of change in accounting
     for derivative instruments, net of tax                   --              (1,061)                  --               (1,061)
   Other comprehensive loss, net ...........                  --              (3,299)                  --               (3,299)
                                                                                                               ---------------
Comprehensive income .......................              27,078
Dividends paid .............................                  --                  --                 (500)                (500)
                                                 ---------------     ---------------      ---------------      ---------------
Balance at December 31, 2001 ...............               7,000             (29,391)             632,508              610,117
Comprehensive income:
   Net income ..............................                  --                  --                5,705                5,705
   Other comprehensive income, net .........                  --              13,392                   --               13,392
                                                                                                               ---------------
Comprehensive income .......................              19,097
Dividends paid .............................                  --                  --              (21,500)             (21,500)
                                                 ---------------     ---------------      ---------------      ---------------
Balance at December 31, 2002 ...............               7,000             (15,999)             616,713              607,714
Comprehensive income:
   Net income ..............................                  --                  --               34,570               34,570
   Other comprehensive income, net .........                  --              25,478                   --               25,478
                                                                                                               ---------------
Comprehensive income .......................              60,048
Dividends paid .............................                  --                  --              (10,000)             (10,000)
                                                 ---------------     ---------------      ---------------      ---------------
Balance at December 31, 2003 ...............     $         7,000     $         9,479      $       641,283      $       657,762
                                                 ===============     ===============      ===============      ===============


See accompanying notes.

STATEMENT OF ADDITIONAL INFORMATION                                           25
--------------------------------------------------------------------------------


SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                      YEAR ENDED DECEMBER 31
                                                                           2003                 2002                  2001
                                                                      ---------------      ---------------      ---------------
                                                                                           (In Thousands)
OPERATING ACTIVITIES
Net income ......................................................     $        34,570      $         5,705      $        31,438
Adjustments to reconcile net income to net cash provided by
   operating activities:
   Net realized/unrealized capital (gains) losses ...............             (20,788)              24,317               15,291
   Depreciation .................................................               8,722                6,605                6,223
   Amortization of investment premiums and discounts ............               9,252                2,802                2,436
   Annuity and interest sensitive life products - interest
     credited to account balances ...............................             124,164              104,027              113,340
   Policy acquisition costs deferred ............................            (114,385)             (79,217)             (41,011)
   Amortization of deferred policy acquisition costs ............              40,880               58,434               37,358
   Net sales (purchases) of affiliated mutual funds, trading ....                 462                  264               (2,659)
   Other changes in operating assets and liabilities ............              21,080              (15,004)              (6,897)
                                                                      ---------------      ---------------      ---------------
Net cash provided by operating activities .......................             103,957              107,933              155,519

INVESTING ACTIVITIES
Sales, maturities, or repayments of investments:
   Bonds available-for-sale .....................................           2,417,108              804,918              401,325
   Equity securities available-for-sale .........................              36,040               46,544               10,483
   Bonds held-to-maturity .......................................              29,450               30,122               16,719
   Affiliated mutual funds, other than trading ..................              64,544               59,572               24,316
   Mortgage loans ...............................................               3,394                1,901                5,465
   Other invested assets ........................................               3,476                8,899                1,426
                                                                      ---------------      ---------------      ---------------
                                                                            2,554,012              951,956              459,734

Acquisitions of investments:
   Bonds available-for-sale .....................................          (3,933,033)          (1,106,760)            (514,917)
   Equity securities available-for-sale .........................             (11,514)             (67,714)              (3,536)
   Affiliated mutual funds ......................................                (403)                  --              (30,906)
   Mortgage loans ...............................................              (3,611)              (2,619)              (2,643)
   Other invested assets ........................................             (11,182)             (12,172)              (3,956)
                                                                      ---------------      ---------------      ---------------
                                                                           (3,959,743)          (1,189,265)            (555,958)

Increase in other assets - business owned life insurance purchase                  --              (60,000)                  --
Purchases of property and equipment .............................              (4,921)             (33,503)             (42,449)
Net (purchases) sales of short-term investments .................              (6,998)              15,912                  317
Net decrease in policy loans ....................................               1,843                9,795                4,255
                                                                      ---------------      ---------------      ---------------
Net cash used in investing activities ...........................          (1,415,807)            (305,105)            (134,101)
                                                                      ---------------      ---------------      ---------------

STATEMENT OF ADDITIONAL INFORMATION                                           26
--------------------------------------------------------------------------------


SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES


CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)



                                                                   YEAR ENDED DECEMBER 31
                                                           2003             2002             2001
                                                        -----------      -----------      -----------
                                                                        (In Thousands)
FINANCING ACTIVITIES
Proceeds from long-term debt and mortgage debt ....     $   100,000      $    49,902      $        --
Payments on long-term debt and mortgage debt ......          (1,006)            (506)         (55,000)
Dividends paid ....................................         (10,000)         (21,500)            (500)
Deposits to annuity account balances ..............       1,335,871          668,111          454,641
Withdrawals from annuity account balances .........        (262,867)        (281,086)        (427,690)
                                                        -----------      -----------      -----------
Net cash provided by (used in) financing activities       1,161,998          414,921          (28,549)
                                                        -----------      -----------      -----------

(Decrease) increase in cash .......................        (149,852)         217,749           (7,131)
Cash at beginning of year .........................         266,900           49,151           56,282
                                                        -----------      -----------      -----------
Cash at end of year ...............................     $   117,048      $   266,900      $    49,151
                                                        ===========      ===========      ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid (received) during the year for:
   Interest .......................................     $     7,132      $     6,560      $     6,418
                                                        ===========      ===========      ===========
   Income taxes ...................................     $    (8,030)     $     1,628      $     8,438
                                                        ===========      ===========      ===========


See accompanying notes.

STATEMENT OF ADDITIONAL INFORMATION                                           27
--------------------------------------------------------------------------------


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DECEMBER 31, 2003



1.    NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES
      NATURE OF OPERATIONS
      The operations of Security Benefit Life Insurance Company (the Company) consist primarily of marketing and distributing annuities, mutual funds, life insurance, and related products throughout the United States. The Company and/or its subsidiaries offer a diversified portfolio of investment products comprised primarily of individual and group annuities and mutual fund products through multiple distribution channels.



      The Company was formed by converting from a mutual life insurance company to a stock life insurance company under a mutual holding company structure on July 31, 1998 pursuant to a Plan of Conversion (the Conversion). In connection with the Conversion, Security Benefit Corp. (SBC), a Kansas domiciled intermediate stock holding company, and Security Benefit Mutual Holding Company (SBMHC), a Kansas domiciled mutual holding company, were formed. As a result of the Conversion, SBMHC indirectly owns, through its ownership of SBC, all of the issued and outstanding common stock of the Company (except shares required by law to be held by the Company's Directors). In accordance with Kansas law, SBMHC must at all times hold at least 51% of the voting stock of SBC.



      BASIS OF PRESENTATION
      The consolidated financial statements include the operations and accounts of the Company and its subsidiaries, including Security Management Company, LLC and Security Benefit Group, Inc. (SBG). The consolidated financial statements of SBG include its subsidiaries, First Security Benefit Life Insurance and Annuity Company of New York; Security Distributors, Inc.; Security Benefit Academy, Inc.; and Security Financial Resources, Inc. Significant intercompany transactions have been eliminated in consolidation.



      USE OF ESTIMATES
      The preparation of consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect amounts reported and disclosed. Actual results could differ from those estimates.



      INVESTMENTS
      Bonds classified as held-to-maturity include securities that the Company has the positive intent and ability to hold to maturity. Held-to-maturity bonds are carried at cost, adjusted for the amortization of premiums and the accrual of discounts, both computed using the interest method applied over the estimated lives of the securities adjusted for prepayment activity. Bonds classified as available-for-sale are carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of applicable income taxes. The cost of bonds is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported in the statement of income as a component of net realized/unrealized capital gains (losses).



      Equity securities include mutual funds, common stocks, and nonredeemable preferred stocks. Equity securities are classified as available-for-sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of applicable income taxes. The cost of equity securities is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported as a component of net realized/unrealized capital gains (losses) in the statement of income.

STATEMENT OF ADDITIONAL INFORMATION                                           28
--------------------------------------------------------------------------------



      Affiliated mutual funds include mutual funds and seed money investments. A portion of the mutual fund investments is purchased to generate returns for certain liabilities. Affiliated mutual funds are classified as trading or handled under the equity method and carried at fair value, with changes in fair value reported in the statement of income as a component of net realized/unrealized capital gains (losses). Affiliated mutual funds classified as available-for-sale (none after 2001) are carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of applicable income taxes. The cost of affiliated mutual funds, classified as available-for-sale, is adjusted for declines in value which are other than temporary, with such impairments reported in the statement of income as a component of net realized/unrealized capital gains (losses).



       Realized capital gains and losses on sales of investments are determined using the specific identification method. In addition to net realized capital gains and losses, unrealized gains and losses related to trading securities, other than temporary impairments, and market value changes in certain seed money investments are reported as a component of net realized/unrealized capital gains (losses) in the statement of income.





      Mortgage loans are reported at amortized cost. Policy loans are reported at unpaid principal. Investments in joint ventures and partnerships are accounted for by the equity method and reported in other invested assets. Cash includes cash on hand, money market mutual funds, and other investments with initial maturities of less than 90 days. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.



      ACCOUNTING CHANGES
      In August 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which the Company adopted on its effective date of January 1, 2002. SFAS No. 144 generally retains the basic provisions of existing guidance in accounting for the impairment of long-lived assets, establishes a single accounting model for the disposal of long-lived assets, and broadens the presentation of any discontinued operations, all of which did not have a significant impact on the Company's 2002 consolidated financial statements. However, SFAS No. 144 also eliminated the temporary control exception when determining the consolidation of affiliated entities. This change impacted the reporting of the Company's investment in certain company-sponsored affiliated mutual funds whereby the Company reports the change in value of its investment as a part of net income rather than as an unrealized gain or loss on equity securities available-for-sale recognized directly in equity. The cumulative effect change in value represented an unrealized loss of $4.1 million at January 1, 2002, which is reported in the net realized/unrealized capital gains (losses) line in the consolidated statement of income.



      As of January 1, 2001, the Company adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, which was issued in June 1998, and its amendments, SFAS No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of SFAS Statement No. 133, SFAS No. 138, Accounting for Derivative Instruments and Certain Hedging Activities, and SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities, issued in June 1999, June 2000, and April 2003, respectively (collectively referred to as SFAS No. 133).



      As a result of SFAS No. 133, the Company recognizes all derivative financial instruments, such as interest-rate swap contracts, in the consolidated financial statements at fair value regardless of the purpose or intent for holding the instrument. Changes in fair value of the derivative financial instruments are either recognized periodically in income or in stockholder's equity as a component of

STATEMENT OF ADDITIONAL INFORMATION                                           29
--------------------------------------------------------------------------------



      other comprehensive income or loss depending on whether the derivative financial instrument qualifies for hedge accounting and, if so, whether it qualifies as a fair value hedge or cash flow hedge. Generally, changes in fair values of derivatives accounted for as fair value hedges are recorded in income along with the portions of the changes in fair values of the hedged items that relate to the hedged risks. Changes in fair values of derivatives accounted for as cash flow hedges, to the extent that they are effective as hedges, are recorded in other comprehensive income net of related deferred income taxes. Changes in fair values of derivatives not qualifying as hedges are reported in income.



      The Company accounted for the adoption of SFAS No. 133 as a cumulative effect of a change in accounting principle. As a result, the Company reflected a loss of $1,061,000 (net of income taxes of $571,000) as a component of other comprehensive loss in the statement of changes in stockholder's equity on January 1, 2001.



      In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities (FIN No. 46); however, this guidance was subsequently revised in December 2003. FIN No. 46 provides guidance related to identifying variable interest entities and determining whether such entities should be consolidated. In addition, FIN No. 46 also provides guidance related to the initial and subsequent measurement of assets, liabilities, and noncontrolling interests of newly consolidated variable interest entities and requires disclosures for both the primary beneficiary of a variable interest entity and other beneficiaries of the entity. For nonpublic entities such as the Company, FIN No. 46, as revised, is effective for variable interest entities created or interests in such entities obtained after December 31, 2003. A nonpublic enterprise shall apply FIN No. 46 to all variable interests held by the beginning of the first annual period beginning after December 15, 2004. The Company's effective date will be for the financial statements for the year ending December 31, 2005. The Company evaluated its investment in a structured investment trust and reduced its ownership in the investment so as not to be impacted by FIN No. 46. The adoption of the Interpretation will not have a material impact on the Company's results of operations, liquidity, or financial resources.



      In July 2003, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-01 titled, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The accounting guidance contained in the SOP addresses three areas: separate accounts presentation and valuation, accounting for sales inducements such as bonus interest, and the classification and valuation of certain long-duration liabilities. The effective date of the SOP is for fiscal years beginning after December 15, 2003. The Company's effective date will be for the financial statements for the year ending December 31, 2004.



      Based on management's review of SOP 03-01, the most significant impact to the Company is the provision that requires the establishment of a liability in addition to the account balance for contracts and contract features that provide guaranteed death or other insurance benefits and guaranteed income benefits. This liability will be determined based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company does not currently recognize these liabilities. The Company is currently evaluating the provisions of the SOP and plans to adopt the provisions of the SOP effective January 1, 2004. Adoption is not expected to have a material impact on the Company's result of operations, liquidity, or financial resources.



      DEFERRED POLICY ACQUISITION COSTS
      To the extent recoverable from future policy revenues and gross profits, commissions and other policy-issuance, underwriting, and selling costs that are primarily related to the acquisition or renewal of deferred annuity business have been deferred. Such deferred policy acquisition costs are amortized in proportion to the present value, discounted at the crediting rate, of expected gross profits

STATEMENT OF ADDITIONAL INFORMATION                                           30
--------------------------------------------------------------------------------



      from investment (gross blended separate account return assumption of 5.96% for the years 2004 through 2008 and 9% thereafter at December 31, 2003), mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. Deferred policy acquisition costs are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in equity as a component of accumulated other comprehensive income or loss, net of applicable income taxes.



      An analysis of the deferred policy acquisition costs asset balance, other than present value of future profits (PVFP) and deferred selling commissions, is presented below for the years ended December 31:



                                                           2003            2002
                                                         ---------      ---------
                                                              (In Thousands)
Balance at beginning of year .......................     $ 197,441      $ 190,088
Cost deferred during the year ......................       110,563         75,560
Amortized to expense during the year ...............       (35,667)       (40,567)
Effect of realized gains (losses) on amortization of
   deferred policy acquisition costs ...............         1,404         (3,992)
Effect of unrealized gains .........................       (17,971)       (20,862)
Other ..............................................           540         (2,786)
                                                         ---------      ---------
Balance at end of year .............................     $ 256,310      $ 197,441
                                                         =========      =========



      The PVFP relates to reinsurance assumed in 2000 and 2003 and is included in deferred policy acquisition costs in the consolidated balance sheet. PVFP reflects the estimated fair value of acquired business and represents the acquisition cost that was allocated to the value of future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected net cash flows from the acquired insurance contracts.



      PVFP is amortized over the lives of the acquired insurance business in force in a manner consistent with amortization of deferred policy acquisition costs. An analysis of the PVFP asset account is presented below for the years ended December 31:



                                   2003            2002
                                 ---------      ---------
                                      (In Thousands)
Balance at beginning of year     $  61,812      $  76,366
Acquisition ................        59,556             --
Imputed interest ...........         4,261          2,220
Amortization ...............        (6,407)       (16,774)
                                 ---------      ---------
Balance at end of year .....     $ 119,222      $  61,812
                                 =========      =========



      Based on current conditions and assumptions as to future events on acquired contracts in force, the Company expects that the net amortization will be between 11.8% and 16.6% in each of the years 2004 through 2008. The interest rate used to determine the amount of imputed interest on the unamortized PVFP balance approximates 7%.



      For certain mutual funds that do not have a front-end sales charge, the Company pays a selling commission to the selling broker/dealer. The Company, in its broker/dealer subsidiary, accounts for these charges under the cost deferral method of accounting for distributors of mutual funds. The

STATEMENT OF ADDITIONAL INFORMATION                                           31
--------------------------------------------------------------------------------



      selling commissions are capitalized and amortized based on the revenue stream of contingent deferred sales charges and distribution fees. At December 31, 2003 and 2002, deferred selling commissions aggregated $12,510,000 and $11,755,000, respectively, and are classified with deferred policy acquisition costs for financial reporting purposes.



      PROPERTY AND EQUIPMENT
      Property and equipment, including home office real estate, furniture and fixtures, and data-processing hardware and related systems, are recorded at cost, less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets.



      The following is a summary of property and equipment at cost less accumulated depreciation at December 31:



                                         DECEMBER 31
                                     2003           2002
                                  ---------      ---------
                                       (In Thousands)
Land ........................     $     450      $     450
Data-processing equipment ...         8,060          7,370
Computer software ...........        37,162         38,068
Other .......................         8,075          7,898
Building ....................        50,108         49,933
Furniture ...................         6,206          6,217
                                  ---------      ---------
                                    110,061        109,936
Less accumulated depreciation       (27,385)       (23,459)
                                  ---------      ---------
                                  $  82,676      $  86,477
                                  =========      =========



      During 2002, the Company moved into a new office facility with a cost of $49,933,000. A portion of the premises is being leased by the Federal Home Loan Bank of Topeka (FHLB) under an operating lease that expires May 31, 2022, with related early settlements available after May 31, 2017 with written notice at least two years in advance by either party. Certain operating expenses of the premises are the responsibility of the FHLB while others are reimbursed to the Company. Expected future minimum rents to be received from the FHLB at December 31, 2003 related to the noncancelable portion of the lease are $729,000 for years 2004 through 2008 and $6,132,000 thereafter.



      In 1999, the Company sold its home office building and furniture and equipment to the state of Kansas for $20,750,000. Concurrent with the sale, the Company leased the building and the furniture and equipment back for a period of not less than 24 months and not more than 30 months. The transaction resulted in a gain of $7,322,000. In accordance with SFAS No. 13, Accounting for Leases, and SFAS No. 28, Accounting for Sales With Leasebacks, $4,173,000 of the gain was recognized immediately while the remaining gain of $3,149,000 was deferred and amortized over the lease term. The Company recognized in earnings $593,000 and $1,254,000 of the previously deferred gain in 2002 and 2001, respectively.



      BUSINESS OWNED LIFE INSURANCE
      In 2002, the Company invested $60 million in business owned life insurance. The investment is carried in other assets at net policy value of $63,928,000 and $60,383,000 at December 31, 2003 and 2002,
      respectively, with the change in value of $3,545,000 in 2003 and $383,000 in 2002 recorded in other income.

STATEMENT OF ADDITIONAL INFORMATION                                           32
--------------------------------------------------------------------------------



      SEPARATE ACCOUNTS



      The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contractholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contractholders, are excluded from the amounts reported in the consolidated statements of income. Investment income and gains or losses arising from separate accounts accrue directly to the contractholders and, therefore, are not included in investment earnings in the accompanying consolidated statements of income. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.



      POLICY RESERVES AND ANNUITY ACCOUNT VALUES



      Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.



      Liabilities for future policy benefits for interest sensitive life and deferred annuity products represent contract values accumulated at interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 2% to 13% during 2003, from 3% to 13% during 2002, and from 3% to 15% during 2001.



      DEFERRED INCOME TAXES



      Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company's consolidated statements of income, is based on the changes in deferred tax assets or liabilities from period to period (excluding unrealized gains and losses on securities available-for-sale and the change in the related valuation allowance). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. If future income is not generated as expected, deferred income tax assets may need to be written off.



      RECOGNITION OF REVENUES



      Traditional life insurance products include whole life insurance, term life insurance, and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from deferred annuities consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against contractholder account balances during the period.



      FAIR VALUES OF FINANCIAL INSTRUMENTS



      The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:



            CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.



            INVESTMENT SECURITIES: Fair values for bonds are based on quoted market prices, if available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or estimated by discounting expected future cash flows using a current market

STATEMENT OF ADDITIONAL INFORMATION                                           33
--------------------------------------------------------------------------------


            rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities and affiliated mutual funds are based on quoted market prices.



            BUSINESS OWNED LIFE INSURANCE: The carrying amount reported in the consolidated balance sheet for this instrument approximates its fair value.



            INTEREST-RATE SWAPS: Fair values of the Company's interest-rate swaps are estimated based on dealer quotes, quoted market prices of comparable contracts adjusted through interpolation where necessary for maturity differences, or if there are no relevant comparable contracts, on pricing models or formulas using current assumptions.



            MORTGAGE LOANS AND POLICY LOANS: Fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amounts for these instruments reported in the consolidated balance sheets approximate their fair values.



            INVESTMENT-TYPE INSURANCE CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts.



            LONG-TERM DEBT AND MORTGAGE DEBT: Fair values for long-term debt and mortgage debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.



            SEPARATE ACCOUNT ASSETS AND LIABILITIES: The assets held in the separate account are carried at quoted market values or, where quoted market values are not available, at fair market value as determined by the investment manager. The carrying amounts for separate account assets and liabilities reported in the consolidated balance sheets approximate their fair values.



      RECLASSIFICATIONS



      Certain amounts appearing in the prior years' consolidated financial statements have been reclassified to conform to the current year's presentation.



2.    INVESTMENTS



      Information as to the amortized cost, gross unrealized gains and losses, and fair values of the Company's portfolio of bonds and equity securities available-for-sale and bonds held-to-maturity at December 31, 2003 and 2002 is as follows:





                                                                                  DECEMBER 31, 2003
                                                              -------------------------------------------------------------
                                                                                  GROSS          GROSS
                                                                AMORTIZED      UNREALIZED      UNREALIZED         FAIR
                                                                  COST            GAINS          LOSSES           VALUE
                                                              -------------   -------------   -------------   -------------
                                                                                     (In Thousands)
      AVAILABLE-FOR-SALE
      Bonds:

         U.S. Treasury securities and obligations of U.S.
           government corporations and agencies ...........   $     352,821   $       2,552   $       1,779   $     353,594


         Obligations of states and political subdivisions .             403              23              --             426

STATEMENT OF ADDITIONAL INFORMATION                                           34
--------------------------------------------------------------------------------


         Corporate securities .............................       2,188,316          77,754          28,075       2,237,995

         Mortgage-backed securities .......................       1,627,806          25,271          10,463       1,642,614

         Asset-backed securities ..........................          86,789             878           4,536          83,131
                                                              -------------   -------------   -------------   -------------
      Total bonds .........................................   $   4,256,135   $     106,478   $      44,853   $   4,317,760
                                                              =============   =============   =============   =============

      Equity securities ...................................   $      55,281   $         558   $          33   $      55,806
                                                              =============   =============   =============   =============

      HELD-TO-MATURITY
      Bonds:
         Obligations of states and political subdivisions .   $       2,557   $          --   $         107   $       2,450
         Corporate securities .............................          52,941           4,419           1,369          55,991
         Mortgage-backed securities .......................           3,156             141              --           3,297
         Asset-backed securities ..........................           3,610             537              --           4,147
                                                              -------------   -------------   -------------   -------------
      Total bonds .........................................   $      62,264   $       5,097   $       1,476   $      65,885
                                                              =============   =============   =============   =============



                                                                                        DECEMBER 31, 2002
                                                                    -------------------------------------------------------------
                                                                                       GROSS           GROSS
                                                                     AMORTIZED       UNREALIZED      UNREALIZED         FAIR
                                                                        COST           GAINS           LOSSES           VALUE
                                                                    -------------   -------------   -------------   -------------
                                                                                            (In Thousands)
      AVAILABLE-FOR-SALE
      Bonds:
         U.S. Treasury securities and obligations of U.S.
           government corporations and agencies .................   $     156,991   $       5,020   $          --   $     162,011
         Obligations of states and political subdivisions .......             406              34              --             440
         Corporate securities ...................................       1,453,815          49,530          70,162       1,433,183
         Mortgage-backed securities .............................       1,024,494          31,152           4,960       1,050,686
         Asset-backed securities ................................         116,997           1,020           2,749         115,268
                                                                    -------------   -------------   -------------   -------------

      Total bonds ...............................................   $   2,752,703   $      86,756   $      77,871   $   2,761,588
                                                                    =============   =============   =============   =============
      Equity securities .........................................   $      79,638   $         193   $       2,705   $      77,126
                                                                    =============   =============   =============   =============


      HELD-TO-MATURITY
      Bonds:
         Obligations of states and political subdivisions .......   $       2,819   $          --   $         101   $       2,718
         Corporate securities ...................................          75,230           4,736           1,593          78,373
         Mortgage-backed securities .............................           9,667             736              --          10,403
         Asset-backed securities ................................           3,998             264              --           4,262
                                                                    -------------   -------------   -------------   -------------

      Total bonds ...............................................   $      91,714   $       5,736   $       1,694   $      95,756
                                                                    =============   =============   =============   =============




      The amortized cost and fair value of bonds at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.



                                                            AVAILABLE-FOR-SALE                 HELD-TO-MATURITY
                                                     ---------------------------------------------------------------------
                                                     AMORTIZED COST      FAIR VALUE      AMORTIZED COST      FAIR VALUE
                                                     ---------------   ---------------   ---------------   ---------------
                                                                                (In Thousands)
      Due in one year or less ....................   $        10,165   $        11,287   $            --   $            --
      Due after one year through five years ......           636,217           659,010             6,880             7,566

STATEMENT OF ADDITIONAL INFORMATION                                           35
--------------------------------------------------------------------------------


      Due after five years through ten years .....         1,088,554         1,111,207            21,271            23,272
      Due after ten years ........................           806,604           810,511            27,347            27,603
      Mortgage-backed securities .................         1,627,806         1,642,614             3,156             3,297
      Asset-backed securities ....................            86,789            83,131             3,610             4,147
                                                     ---------------   ---------------   ---------------   ---------------
                                                     $     4,256,135   $     4,317,760   $        62,264   $        65,885
                                                     ===============   ===============   ===============   ===============




      At December 31, 2003, the Company identified certain invested assets that have characteristics (i.e., significant unrealized losses compared to book value) creating uncertainty as to the future assessment of other than temporary impairments, which are listed below by length of time these invested assets have been in an unrealized loss position. This list is referred to as our watch list. Unrealized losses which are related to market movements in interest rates and which have no factors indicating that such unrealized losses may be other than temporary are excluded from this list.




                                                           DECEMBER 31, 2003
                                                ------------------------------------------
                                                 AMORTIZED     UNREALIZED   ESTIMATED FAIR
                                                   COST          LOSS          VALUE
                                                -----------   -----------   --------------
                                                             (In Thousands)
      Less than 12 months:
         Corporate securities ...............   $    22,914   $     1,980   $    20,934
         Asset-backed securities ............         8,032         1,819         6,213
                                                -----------   -----------   -----------
                                                     30,946         3,799        27,147
      Greater than 12 months:
         Corporate securities ...............        28,679         5,894        22,785
         Asset-backed securities ............         4,962         1,303         3,659
         Mortgage-backed securities .........         7,921           427         7,494
                                                -----------   -----------   -----------
                                                     41,562         7,624        33,938
                                                -----------   -----------   -----------
      Total .................................   $    72,508   $    11,423   $    61,085
                                                ===========   ===========   ===========




      The debt securities included on the watch list cross many industries with no concentration in any one industry. The securities include corporate securities, asset-backed securities, and mortgage-backed securities. The watch list includes 19 securities, of which 13 have been on the list for over 12 months. The combined fair value of the watch list securities was 84% of book value. The improving economic conditions, adequate liquidity and cash flows, sufficient collateral, stable to improving operating performance, as well as all of the securities being current as to principal and interest, were factors considered in concluding that an other than temporary impairment charge was not necessary. In addition, the Company has concluded for each of the securities on the watch list that it has the intent and ability to hold the securities for a period of time sufficient to allow for a recovery in fair value.



      Major categories of net investment income for the years ended December 31, 2003, 2002, and 2001 are summarized as follows:




                                                              2003            2002             2001
                                                          -------------   -------------    -------------
                                                                          (In Thousands)
      Interest on bonds ...............................   $     177,022   $     162,278    $     168,469
      Dividends on equity securities ..................           2,698           3,383            4,334
      Dividends on affiliated mutual funds ............             668             597            2,228
      Interest on mortgage loans ......................             564             580              707

STATEMENT OF ADDITIONAL INFORMATION                                           36
--------------------------------------------------------------------------------


      Interest on policy loans ........................           5,651           6,543            6,352
      Interest on short-term investments ..............           1,512           2,580            4,027
      Other ...........................................              71            (337)             (51)
                                                          -------------   -------------    -------------
      Total investment income .........................         188,186         175,624          186,066
      Less investment expenses ........................           2,751           2,353            1,834
                                                          -------------   -------------    -------------
      Net investment income ...........................   $     185,435   $     173,271    $     184,232
                                                          =============   =============    =============



      Proceeds from sales of bonds and equity securities available-for-sale and related realized gains and losses for the years ended December 31, 2003, 2002, and 2001 are as follows:



                                          2003            2002            2001
                                      -------------   -------------   -------------
                                                     (In Thousands)
      Proceeds from sales .........   $     408,784   $     558,806   $     207,250
      Gross realized gains ........           6,119          34,485           6,663
      Gross realized losses .......           4,060           3,248           1,021




      Net realized/unrealized capital gains (losses), net of associated amortization of deferred policy acquisition costs, for the years ended December 31, 2003, 2002, and 2001 consist of the following:




                                                                   2003           2002             2001
                                                               ------------    ------------    ------------
                                                                              (In Thousands)
      Realized gains (losses):
         Bonds .............................................   $      1,890    $     26,690    $      5,711
         Equity securities .................................            169           4,547             (69)
         Affiliated mutual funds - trading .................           (614)           (956)         (1,628)
         Affiliated mutual funds - other than trading ......         12,295          (5,787)             --
         Other .............................................             --             135              --
                                                               ------------    ------------    ------------

      Total realized .......................................         13,740          24,629           4,014
      Impairments:
         Bonds .............................................         (5,138)        (20,230)         (8,734)
         Affiliated mutual funds - other than trading ......             --         (15,755)        (10,200)
                                                               ------------    ------------    ------------

      Total impairments ....................................         (5,138)        (35,985)        (18,934)
      Holding gains (losses):
         Affiliated mutual funds - trading .................          5,398          (3,376)           (923)
         Affiliated mutual funds - other than trading ......          5,384          (5,593)             --
                                                                               ------------    ------------
      Total holding gains (losses) .........................         10,782          (8,969)           (923)
                                                               ------------    ------------    ------------
                                                                     19,384         (20,325)        (15,843)
      Related impact on deferred policy acquisition costs ..          1,404          (3,992)            552
                                                               ------------    ------------    ------------
      Net realized/unrealized capital gains (losses) .......   $     20,788    $    (24,317)   $    (15,291)
                                                               ============    ============    ============




      There were no outstanding agreements to sell securities at December 31, 2003 or 2002.



      At December 31, 2003, the Company had approximately $964.5 million in securities pledged as collateral in relation to its structured institutional products, the line of credit with the FHLB (see Note 9), and the new office building (see Note 10).

STATEMENT OF ADDITIONAL INFORMATION                                           37
--------------------------------------------------------------------------------


      DERIVATIVE INSTRUMENTS



      The Company only uses derivatives for hedging purposes. The following is a summary of the Company's risk management strategies and the effect of these strategies on the Company's consolidated financial statements.



      Fair Value Hedging Strategy



      The Company has entered into several interest-rate swap agreements to manage interest-rate risk. The interest-rate swap agreements effectively modify the Company's exposure to interest risk by converting certain of the Company's fixed-rate liabilities to a floating-rate based on LIBOR over the next five years. The notional amounts of the swaps are $125 million and $134 million at December 31, 2003 and 2002, respectively, and are scheduled to decline as the liabilities mature. These agreements involve the receipt of fixed-rate amounts in exchange for floating-rate interest payments over the life of the agreements without an exchange of the underlying principal amount. The Company also has interest-rate swap agreements which effectively modify fixed-rate bonds into floating-rate investments based on LIBOR over the next ten years. The notional amounts of these swaps are $161 million and $84 million at December 31, 2003 and 2002, respectively.



      During the years ended December 31, 2003 and 2002, the Company recognized a net gain of $625,000 and a net loss of $223,000, respectively, related to the ineffective portion of its fair value hedges that has been included in net investment income in the consolidated statements of income.



      Cash Flow Hedging Strategy



      The Company has entered into interest-rate swap agreements that effectively convert a portion of its floating-rate liabilities to a fixed-rate basis for the next three years, thus, reducing the impact of interest-rate changes on future income. The notional amounts of these swaps are $30 million and $89 million at December 31, 2003 and 2002, respectively.



      During the years ended December 31, 2003 and 2002, the Company recognized gains of $262,000 and $102,000, respectively, related to the ineffective portion of its hedging instruments that has been included in net investment income in the consolidated statements of income.



3.    OTHER COMPREHENSIVE INCOME (LOSS)



      The components of other comprehensive income (loss) are as follows:




                                                                       UNREALIZED
                                                                    GAINS (LOSSES) ON        DERIVATIVE
                                                                    AVAILABLE-FOR-SALE       INSTRUMENTS
                                                                        SECURITIES           GAINS (LOSSES)        TOTAL
                                                                    ------------------    ------------------    -----------
                                                                                             (In Thousands)
      ACCUMULATED OTHER COMPREHENSIVE LOSS AT JANUARY 1, 2001 ...   $          (25,031)   $               --    $   (25,031)
         Unrealized gains on available-for-sale securities ......               30,259                    --         30,259
         Cumulative effect of change in accounting for
           derivative instruments ...............................                   --                (1,632)        (1,632)
         Change in fair value of derivatives ....................                   --                (4,119)        (4,119)
         Losses reclassified into earnings from other
           comprehensive income .................................              (13,292)                   --        (13,292)
         Unlocking of deferred policy acquisition costs .........              (15,029)                   --        (15,029)
         Change in deferred income taxes including $571,000
           for cumulative effect adjustment, net of valuation
           allowance ............................................               (2,559)                2,012           (547)
                                                                    ------------------    ------------------    -----------
         Total other comprehensive loss .........................                 (621)               (3,739)        (4,360)
                                                                    ------------------    ------------------    -----------

STATEMENT OF ADDITIONAL INFORMATION                                           38
--------------------------------------------------------------------------------


                                                                       UNREALIZED
                                                                    GAINS (LOSSES) ON        DERIVATIVE
                                                                    AVAILABLE-FOR-SALE       INSTRUMENTS
                                                                        SECURITIES           GAINS (LOSSES)        TOTAL
                                                                    ------------------    ------------------    -----------
                                                                                             (In Thousands)
      ACCUMULATED OTHER COMPREHENSIVE
         LOSS AT DECEMBER 31, 2001 ..............................              (25,652)               (3,739)       (29,391)
         Unrealized gains on available-for-sale securities ......               51,562                    --         51,562
         Change in fair value of derivatives ....................                   --                  (488)          (488)
         Losses reclassified into earnings from other
           comprehensive income .................................              (15,993)                   --        (15,993)
         Unlocking of deferred policy acquisition costs .........              (20,862)                   --        (20,862)
         Change in deferred income taxes ........................                 (998)                  171           (827)
                                                                    ------------------    ------------------    -----------
         Total other comprehensive income (loss) ................               13,709                  (317)        13,392
                                                                    ------------------    ------------------    -----------
      ACCUMULATED OTHER COMPREHENSIVE
         LOSS AT DECEMBER 31, 2002 ..............................              (11,943)               (4,056)       (15,999)
         Unrealized gains on available-for-sale securities ......               41,177                    --         41,177
         Change in fair value of derivatives ....................                   --                 1,390          1,390
         Gains reclassified into earnings from other
           comprehensive income .................................               14,600                    --         14,600
         Unlocking of deferred policy acquisition costs .........              (17,971)                   --        (17,971)
         Change in deferred income taxes ........................              (13,231)                 (487)       (13,718)
                                                                    ------------------    ------------------    -----------
         Total other comprehensive income .......................               24,575                   903         25,478
                                                                    ------------------    ------------------    -----------
      ACCUMULATED OTHER COMPREHENSIVE
         INCOME AT DECEMBER 31, 2003 ............................   $           12,632    $           (3,153)   $     9,479
                                                                    ==================    ==================    ===========



4.    EMPLOYEE BENEFIT PLANS



      Substantially all company employees are covered by a qualified, noncontributory defined benefit pension plan sponsored by the Company and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of five consecutive years during the last ten years of service. The Company's policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Company considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law, and the limitations on deductibility imposed by federal income tax law. Net periodic pension cost in 2001 and benefits paid in 2002 and 2001 include special termination costs and benefits related to an early retirement program.



      In addition to the Company's defined benefit pension plan, the Company provides certain medical and life insurance benefits to full-time employees who have retired after the age of 55 with five years of service. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. Contributions vary based on the employee's years of service earned after age 40. The Company's portion of the costs is frozen after 2002, with all future cost increases passed on to the retirees, except for retirees in the plan prior to July 1, 1993, whose costs continue to be covered 100% by the Company.



      The following table sets forth the plan's funded status and amounts recognized in the consolidated financial statements at December 31 and for the years then ended:

STATEMENT OF ADDITIONAL INFORMATION                                           39
--------------------------------------------------------------------------------


                                                                 PENSION BENEFITS             OTHER BENEFITS
                                                               2003          2002           2003          2002
                                                             ---------     ---------       -------       -------
                                                                                (In Thousands)
      Benefit obligation at year-end.....................    $ (23,700)    $ (19,414)      $(9,264)      $(7,880)
      Fair value of plan assets at year-end..............       19,761        13,453           ---           ---
                                                             ---------     ---------       -------       -------
      Funded status of the plan (underfunded)............    $  (3,939)    $  (5,961)      $(9,264)      $(7,880)
                                                             =========     =========       =======       =======

      Prepaid (accrued) benefit cost recognized in the
         consolidated balance sheets.....................    $   5,540     $   1,314       $(7,006)      $(6,598)
                                                             =========     =========       =======       =======

      Accumulated benefit obligation.....................    $  16,185     $  13,306
                                                             =========     =========




                                                PENSION BENEFITS                       OTHER BENEFITS
                                       -----------------------------------    -----------------------------------
                                          2003        2002         2001         2003         2002         2001
                                       ---------    ---------    ---------    ---------    ---------    ---------
                                                                (Dollars in Thousands)
      Net periodic benefit cost ....   $   1,173    $   1,282    $   3,429    $     888    $     848    $     667
      Benefits paid ................       1,572        4,035        1,617          606          579          412
      Contributions ................       5,400        6,250        1,000          126          114           66
      WEIGHTED-AVERAGE ASSUMPTIONS
      AS OF DECEMBER 31
      Discount rate ................        6.25%        7.00%        7.25%        6.25%        7.00%        7.25%
      Expected return on plan assets        9.00%        9.00%        9.00%          --           --           --
      Rate of compensation increase         4.50%        4.50%        4.50%          --           --           --




      Pension plan assets are invested in public mutual funds with varying investment objectives of which a part are managed by an affiliated entity. Pension plan weighted-average asset allocations at December 31, 2003 and 2002 by asset category are as follows:



                                 PLAN ASSETS AT DECEMBER 31
                                 --------------------------
ASSET CATEGORY                       2003           2002
                                 -----------    -----------
Equity .......................          48.6%          39.0%
Fixed income .................          17.4%          23.8%
Cash and short term ..........          34.0%          37.2%
                                 -----------    -----------
                                       100.0%         100.0%
                                 ===========    ===========




      The Company's long range asset allocation model is 60% equities and 40% fixed income. The weighted-average asset allocations were impacted in both 2003 and 2002 by a significant contribution near the end of both years. At year-end 2003, the Company utilized an expected long-term return of 9% on pension fund assets. This return is predicated on the fact that, historically over long periods of time, widely traded large-cap equity securities have provided a return of approximately 10%, while fixed income securities have provided a return of approximately 6%. The Company's long range asset allocation model of 60% equities and 40% fixed income would indicate that the long-term expected return would be approximately 8.4% if the investments were made in the broad indexes. Since professional managers actively manage the bulk of the pension assets, we expect to earn a premium that would exceed the 0.6% necessary to reach the 9% long-term rate of return.

STATEMENT OF ADDITIONAL INFORMATION                                           40
--------------------------------------------------------------------------------


      The annual assumed rate of increase in the per capita cost of covered medical benefits is 10% for 2003 and 5% for 2002 and is assumed to be 9% in 2004 and decrease 1% per year through 2008. The health care cost trend rate could have a significant effect on the other benefits amount reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the other benefits' accumulated postretirement benefit obligation as of December 31, 2003 by $395,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 2003 by $89,000.



      The Company has a profit-sharing and savings plan for which substantially all employees are eligible. Company contributions to the profit-sharing and savings plan charged to operations were $3,024,000, $796,000, and $808,000 for 2003, 2002, and 2001, respectively.



      The Company has a number of annual discretionary incentive compensation plans for certain employees. Allocations to participants each year under these plans are based on the performance and discretion of the Company. The annual allocations to participants are fully vested at the time the Company determines such amounts. Certain participants have the option to receive their balances immediately or to defer such amounts. The Company also has a long-term incentive plan for executives in which allocations to participants are based on the performance of the Company over a three-year period. The participants vest in the allocated amounts over the subsequent three-year period, 50% in the first year and 25% in the second and third years. Participants have the option to receive their vested balances immediately or to defer such amounts. Amounts deferred by participants of the Company's incentive compensation plans are invested in shares of affiliated mutual funds. Incentive compensation expense amounted to $6,336,000, $3,530,000, and $4,280,000 for 2003, 2002, and 2001,
      respectively.



5.    REINSURANCE



      Principal reinsurance assumed transactions for the years ended December 31, 2003, 2002, and 2001 are summarized as follows, with the majority of the reinsurance balances resulting from the 2003 and 2000 acquisitions of blocks of deferred annuity contracts:



                                               2003           2002           2001
                                           ------------   ------------   ------------
                                                         (In Thousands)
Reinsurance assumed:
   Premiums received ...................   $     58,345   $     69,998   $     86,692
                                           ============   ============   ============
   Commissions paid ....................   $     42,587   $      3,936   $      3,620
                                           ============   ============   ============
   Claims paid .........................   $      2,093   $      1,218   $      1,064
                                           ============   ============   ============
   Surrenders paid .....................   $     64,736   $     78,010   $     68,660
                                           ============   ============   ============




      Principal reinsurance ceded transactions for the years ended December 31, 2003, 2002, and 2001 are summarized as follows, with the majority of the reinsurance balances resulting from the 1997 transfer of the Company's life insurance business to another insurer:



                                              2003          2002           2001
                                           -----------   -----------   -----------
                                                        (In Thousands)
Reinsurance ceded:
   Premiums paid .......................   $    38,837   $    39,446   $    42,026
                                           ===========   ===========   ===========
   Commissions received ................   $     3,573   $     3,766   $     4,154
                                           ===========   ===========   ===========
   Claim recoveries ....................   $    20,124   $    18,368   $    20,206
                                           ===========   ===========   ===========

STATEMENT OF ADDITIONAL INFORMATION                                           41
--------------------------------------------------------------------------------


      In the accompanying consolidated financial statements, premiums, benefits, settlement expenses, and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of reinsurers. At December 31, 2003 and 2002, the Company has receivables totaling $460,860,000 and $449,438,000, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. Life insurance in force ceded at December 31, 2003 and 2002 was $4.6 billion and $4.8 billion, respectively.



      Effective as of December 31, 2003, the Company acquired, through a 100% coinsurance of general account liabilities and a 100% modified coinsurance of separate account liabilities, a block of approximately 15,000 deferred annuity contracts with general and separate account balances of $84.1 million and $587.1 million, respectively, and a block of approximately 9,300 variable life insurance contracts with general and separate account balances of $2.1 million and $61.7 million, respectively. The Company agreed to the payment of a reinsurance commission of $39.2 million which, in addition to other related items, will be deferred and amortized over the estimated life of the business assumed, in relation to its estimated gross profits. The transaction, noncash as of December 31, 2003, resulted in an accounts receivable of $25.7 million representing cash to be transferred to the Company less the commission paid and policy loans of $1 million. The general account balances have been recognized by the Company at December 31, 2003 while the separate account assets and liabilities continue on the books of the ceding company.



6.    INCOME TAXES



      The Company files a consolidated life/nonlife federal income tax return with SBMHC. Income taxes are allocated to the Company as if it filed a separate return. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.



      Income tax expense (benefit) consists of the following for the years ended December 31, 2003, 2002, and 2001:



                           2003          2002           2001
                       -----------    -----------    -----------
                                    (In Thousands)
Current ............   $    (1,662)   $   (12,539)   $    (3,696)
Deferred ...........         7,015          1,569            743
                       -----------    -----------    -----------
                       $     5,353    $   (10,970)   $    (2,953)
                       ===========    ===========    ===========



      The differences between reported income tax expense (benefit) and that resulting from applying the statutory federal rate to income (loss) before income tax expense (benefit) are as follows:




                                                              2003             2002             2001
                                                          -------------    -------------    -------------
                                                                           (In Thousands)
Federal income tax expense (benefit) computed at
   statutory rate .....................................   $      13,973    $      (1,843)   $       9,970
(Decreases) increases in taxes resulting from:
   Dividends received deduction .......................          (4,561)          (5,798)          (4,078)
   Credits ............................................          (4,515)          (3,795)          (4,313)
   Other ..............................................             456              466           (4,532)
                                                          -------------    -------------    -------------
                                                          $       5,353    $     (10,970)   $      (2,953)
                                                          =============    =============    =============

STATEMENT OF ADDITIONAL INFORMATION                                           42
--------------------------------------------------------------------------------


      The credits above include low income housing tax credits and foreign tax credits, while the other item in 2001 relates to favorable resolution of items provided for in prior years.



      Net deferred income tax assets or liabilities consist of the following:




                                                             DECEMBER 31
                                                     -----------------------------
                                                         2003            2002
                                                     -------------   -------------
                                                             (In Thousands)
Deferred income tax assets:
   Net unrealized losses on investments ..........   $          --   $      16,582
   Future policy benefits ........................          26,604           4,209
   Employee benefits .............................          16,592          12,464
   Deferred gain on life coinsurance agreement ...           2,029           2,189
   Other .........................................          13,556          12,184
                                                     -------------   -------------
Total deferred income tax assets .................          58,781          47,628
Deferred income tax liabilities:
   Net unrealized gains on investments ...........          15,428              --
   Deferred policy acquisition costs .............          79,389          64,243
   Deferred gains on investments .................           2,037           4,734
   Depreciation ..................................           5,301           3,121
   Other .........................................           9,633           7,804
                                                     -------------   -------------
Total deferred income tax liabilities ............         111,788          79,902
                                                     -------------   -------------
Net deferred income tax liability ................   $      53,007   $      32,274
                                                     =============   =============



7.    CONDENSED FAIR VALUE INFORMATION



      SFAS No. 107, Disclosures About Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value. The methods and assumptions used by the Company to estimate the following fair value disclosures for financial instruments are set forth in Note 1.



      SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest-rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

STATEMENT OF ADDITIONAL INFORMATION                                           43
--------------------------------------------------------------------------------


                                                   DECEMBER 31, 2003                 DECEMBER 31, 2002
                                             ------------------------------    ------------------------------
                                               CARRYING           FAIR           CARRYING           FAIR
                                                AMOUNT            VALUE           AMOUNT            VALUE
                                             -------------    -------------    -------------    -------------
                                                                       (In Thousands)
      Bonds (Note 2) .....................   $   4,380,024    $   4,383,645    $   2,853,302    $   2,857,344
      Equity securities (Note 2) .........          55,806           55,806           77,126           77,126
      Affiliated mutual funds ............          59,651           59,651          101,791          101,791
      Mortgage loans .....................          10,269           10,269           10,052           10,052
      Policy loans .......................          94,254           94,508           95,161           95,378
      Business owned life insurance ......          63,928           63,928           60,383           60,383
      Separate account assets ............       4,507,481        4,507,481        3,405,531        3,405,531
      Supplementary contracts without life
         contingencies ...................         (19,238)         (21,582)         (21,473)         (28,101)
      Individual and group annuities .....      (4,117,293)      (3,901,846)      (2,946,245)      (2,777,594)
      Long-term debt .....................        (150,000)        (158,920)         (50,000)         (56,121)
      Mortgage debt ......................         (48,390)         (52,701)         (49,396)         (56,126)
      Interest-rate swaps ................          (4,517)          (2,820)          (5,902)          (5,005)
      Separate account liabilities .......      (4,507,481)      (4,507,481)      (3,405,531)      (3,405,531)

8.    COMMITMENTS AND CONTINGENCIES

      The Company leases various equipment under several operating lease agreements. Total expense for all operating leases amounted to $1,626,000, $1,946,000, and $2,846,000 during 2003, 2002, and 2001, respectively. The
      Company has aggregate future lease commitments at December 31, 2003 of $6,217,000 for noncancelable operating leases consisting of $1,630,000 in 2004, $1,640,000 in 2005, $1,612,000 in 2006, $920,000 in 2007, and
      $415,000 in 2008. In addition, in 2007, under the terms of one of the operating leases, the Company has the option to purchase the asset for approximately $3.4 million or return the asset to the lessor and pay a termination charge of approximately $2.8 million. There are no noncancelable lease commitments beyond 2008.

      In connection with its investments in certain limited partnerships, the Company is committed on December 31, 2003 to invest additional capital of $7.7 million over the next few years as required by the general partner.

      Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states to cover policyholder losses of insolvent or rehabilitated insurers. At December 31, 2003 and 2002, the Company has reserved $1,586,000 and $1,980,000, respectively, to cover current and estimated future assessments, net of related premium tax credits.

      Various legal proceedings and other matters have arisen in the ordinary course of the Company's business. Management is of the opinion that the Company has substantial defenses with respect to these matters, and the Company's ultimate liability, if any, resulting from such matters will not be material to its operations or financial position.

9.    LONG-TERM DEBT

      At December 31, 2003, the Company has access to a $64.6 million line-of-credit facility from the FHLB. Overnight borrowings in connection with this line of credit bear interest at 0.15% over the federal funds rate (1% at December 31, 2003). The Company had no borrowings under this line of credit at December 31, 2003.

      The Company has outstanding surplus notes of $150 million and $50 million at December 2003 and 2002, respectively. The surplus notes consist of $50 million of 8.75% notes issued in May 1996 and

STATEMENT OF ADDITIONAL INFORMATION                                           44
--------------------------------------------------------------------------------


      maturing on May 15, 2016 and $100 million of 7.45% notes issued in October 2003 maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

10.   MORTGAGE DEBT

      During 2002, the Company completed construction of new home office facilities, into which it moved in April 2002. The primary mortgage financing for the property was arranged through the FHLB, which also occupies a portion of the premises. Although structured as a sale-leaseback transaction supporting $50 million of industrial revenue bonds issued by the City of Topeka and held by the FHLB, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company, with an operating lease from the FHLB for the portion of the premises that they presently occupy (see Note 1).

      The underlying loan agreement with the FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $381,600 including $62,800 applicable to the portion of the building leased to the FHLB. The financing is collateralized by a first mortgage on the premises and $37.2 million of other marketable securities. At December 31, 2003, combined future aggregate principal maturities of the mortgage borrowing for the years ending December 31 are as follows:


2004.....................       $ 1,365,000
2005.....................         1,460,000
2006.....................         1,562,000
2007.....................         1,670,000
2008.....................         1,785,000
Thereafter...............        40,548,000
                                -----------
                                $48,390,000
                                ===========

11.   RELATED-PARTY TRANSACTIONS

      The Company owns shares of affiliated mutual funds managed by Security Management Company, LLC with net asset values totaling $59,651,000 and $101,791,000 at December 31, 2003 and 2002, respectively.

      Mortgage loans in the accompanying consolidated balance sheets include amounts due from officers of $9,510,000 and $8,507,000 at December 31, 2003 and 2002, respectively. Such loans are secured by first mortgage liens on residential real estate located in Kansas and bear interest at rates approximating 5%.

12.   STATUTORY FINANCIAL INFORMATION

      The Company and its insurance subsidiary prepare statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Kansas and New York Insurance Departments, respectively. Kansas and New York have adopted the National Association of Insurance Commissioners' statutory accounting practices (NAIC SAP) as the basis of their statutory accounting practices. In addition, the commissioners of the Kansas and New York Insurance Departments have the right to permit other specific practices that may deviate from prescribed practices. "Permitted" statutory accounting practices encompass all accounting practices that are not

STATEMENT OF ADDITIONAL INFORMATION                                           45
--------------------------------------------------------------------------------


      prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The Company and its insurance company subsidiary have no permitted practices.

      Statutory capital and surplus of the insurance operations were $519,290,000 and $416,333,000 at December 31, 2003 and 2002, respectively.
      Statutory net income (loss) of the insurance operations were $17,645,000, $(33,005,000), and $16,183,000 for the years ended December 31, 2003,
      2002, and 2001, respectively. The 2002 net loss included capital losses of $(34.7) million.

      The payment of dividends by the Company to shareholders is limited and can only be made from earned profits unless prior approval is received from the Kansas Insurance Commissioner. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Kansas Insurance Commissioner is also subject to restrictions relating to the statutory surplus and net gain from operations.

                                     PART C
                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements

               All required financial statements are included in Part B of this Registration Statement.

          (b)  Exhibits

                (1)  Certified  Resolution of the Board of Directors of Security
                     Benefit  Life   Insurance   Company   ("SBL")   authorizing
                     establishment of the Separate Account(a)
                (2)  Not Applicable
                (3)  Amended and Restated Distribution Agreement(h)
                (4)  (a) Individual DVA Contract (Form V6021 4-94)(h)
                     (b)  Individual IVA Contract (Form V6027 9-98)(h)
                     (c)  TSA Loan Endorsement (Form V6846 R1-97)(b)
                     (d)  SIMPLE IRA Endorsement (Form 4453C-5S R9-03)(i)
                     (e)  IRA Endorsement (Form V6849A R9-03)(i)
                     (f)  TSA Endorsement (Form V6832A R9-96)(b)
                     (g)  Roth IRA Endorsement (Form V6851A R9-03)(i)
                     (h)  457 Endorsement (Form V6054 1-98)(d)
                     (i)  403(a) Endorsement (Form V6057 10-98)(f)
                (5)  (a) DVA Application (Form V6844 R1-98)(h)
                     (b)  IVA Application (Form V7588 8-98)(h)
                (6)  (a)  Composite of Articles of Incorporation of SBL(e)
                     (b)  Bylaws of SBL(g)
                (7)  Not Applicable
                (8)  (a)  Participation Agreement(h)
                     (b)  Amended and Restated Master Agreement(h)
                (9)  Opinion of Counsel(h)
               (10)  Consent of Independent Auditors
               (11)  Not Applicable
               (12)  Not Applicable
               (13)  Schedule of Computation of Performance
               (14) Powers of Attorney of Kris A. Robbins, J. Michael Keefer, Thomas A. Swank and Malcolm E. Robinson.(g)

(a) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 8 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940 to Registration Statement No. 33-83238 (filed February 18, 1999).

(b) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 6 under the Securities Act of 1933 and Amendment No. 7 under the Investment Company Act of 1940 to Registration Statement No. 33-83238 (filed April 30, 1997).

(c) Incorporated herein by reference to the Exhibits filed with the Variflex Separate Account Post-Effective Amendment No. 19 under the Securities Act of 1933 and Amendment No. 18 under the Investment Company Act of 1940 to Registration Statement No. 2-89328 (filed April 30, 1998).

(d) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 7 under the Securities Act of 1933 and Amendment No. 8 under the Investment Company Act of 1940 to Registration Statement No. 33-83238 (filed April 30, 1998).

(e) Incorporated herein by reference to the Exhibits filed with the Variflex Separate Account Post-Effective Amendment No. 20 under the Securities Act of 1933 and Amendment No. 19 under the Investment Company Act of 1940 to Registration Statement No. 2-89328 (filed August 17, 1998).

(f) Incorporated herein by reference to the Exhibits filed with the Variflex Separate Account Post-Effective Amendment No. 22 under the Securities Act of 1933 and Amendment No. 21 under the Investment Company Act of 1940 to Registration Statement No. 2-89328 (filed April 29, 1999).

(g) Incorporated herein by reference to the Exhibits filed with the SBL Variable Annuity Account XIV Post-Effective Amendment No. 6 under the Securities Act of 1933 and Amendment No. 10 under the Investment Company Act of 1940 to Registration Statement No. 333-41180 (filed April 30, 2004).

(h) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 11 under the Securities Act of 1933 and Amendment No. 12 under the Investment Company Act of 1940 to Registration Statement No. 33-83238 (filed April 12, 2001).

(i) Incorporated herein by reference to the Exhibits filed with SBL Variable Annuity Account VIII Post-Effective Amendment No. 5 under the Securities Act of 1933 and Amendment No. 28 under the Investment Company Act of 1940 to Registration Statement No. 333-93947 (filed April 30, 2004).

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

          NAME AND PRINCIPAL
           BUSINESS ADDRESS      POSITIONS AND OFFICES WITH DEPOSITOR
          ------------------     ------------------------------------

          Kris A. Robbins*       President, Chief Executive Officer
                                 and Director

          J. Michael Keefer*     Senior Vice President, General Counsel,
                                 Secretary and Director

          Malcolm E. Robinson*   Senior Vice President, Assistant to the
                                 President and Chief Executive Officer
                                 and Director

          David J. Keith*        Senior Vice President, IT and
                                 Customer Management

          Venette R.. Davis*     Senior Vice President


          Kalman Bakk, Jr.*      Senior Vice President and
                                 Chief Marketing Officer


          Amy J. Lee*            Associate General Counsel, Vice President
                                 and Assistant Secretary

          Michael G. Odlum*      Senior Vice President and
                                 Chief Investment Officer

          Thomas A. Swank*       Senior Vice President, Chief Financial
                                 Officer, Treasurer and Director

          *Located at One Security Benefit Place, Topeka, Kansas 66636.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR REGISTRANT

          The Depositor, Security Benefit Life Insurance Company ("SBL"), is controlled by Security Benefit Corp. through the ownership of 700,000 of SBL's 700,010 issued and outstanding shares of common stock. One share each of SBL's issued and outstanding common stock is owned by each director of SBL, in accordance with the requirements of Kansas law. Security Benefit Corp. is wholly-owned by Security Benefit Mutual Holding Company ("SBMHC"), which in turn is controlled by SBL policyholders. As of December 31, 2003 no one person holds more than approximately 0.0003% of the voting power of SBMHC. The Registrant is a segregated asset account of SBL.

          The following chart indicates the persons controlled by or under common control with T. Rowe Price Variable Annuity Account or SBL:

                                                                    PERCENT OF
                                                                      VOTING
                                                                    SECURITIES
                                                  JURISDICTION    OWNED BY SBMHC
                                                        OF         (DIRECTLY OR
          NAME                                    INCORPORATION     INDIRECTLY)
          ----                                    -------------   --------------

          Security Benefit Mutual Holding Company    Kansas            ---
          (Holding Company)

          Security Benefit Corp.                     Kansas            100%
          (Holding Company)

          Security Benefit Life Insurance Company    Kansas            100%
          (Stock Life Insurance Company)

          Security Benefit Group, Inc.               Kansas            100%
          (Holding Company)

          Security Management Company, LLC           Kansas            100%
          (Investment Adviser)

          Security Distributors, Inc.                Kansas            100%
          (Broker/Dealer, Principal Underwriter
          of Mutual Funds)

          Security Benefit Academy, Inc.             Kansas            100%
          (Daycare Company)

          Security Financial Resources, Inc.         Kansas            100%
          (Financial Services)


          Security Financial Resources               Delaware          100%
          Collective Investments, LLC
          (Private Fund)

          First Advantage Insurance Agency, Inc.     Kansas            100%
          (Insurance Agency)

          First Security Benefit Life Insurance      New York          100%
          and Annuity Company of New York
          (Stock Life Insurance Company)

          SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, IV, VIII, XI, XIV and XVII, Variflex Separate Account, SBL Variable Life Insurance Account Varilife,
          Security Varilife Separate Account and Parkstone Variable Annuity Separate Account.

          Through the above-referenced separate accounts, SBL might be deemed to control the open-end management investment companies listed below. As of December 18, 2003, the approximate percentage of ownership by the separate accounts for each company is as follows:

                 Security Large Cap Value..............   25.83%
                 SBL Fund..............................     100%

ITEM 27.  NUMBER OF CONTRACT OWNERS

          As of February 1, 2003, there were 119 owners of the Qualified Contract and 3,709 owners of the Non-Qualified Contract.

ITEM 28.  INDEMNIFICATION

          The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

          The Articles of Incorporation include the following provision:

                (a) No  director  of the  Corporation  shall  be  liable  to the
             Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, PROVIDED that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

                (b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

          Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

          (a) The principal underwriter for the Registrant is T. Rowe Price Investment Services, Inc. ("Investment Services"). Investment Services acts as the principal underwriter for the T. Rowe Price family of mutual funds, including the following investment companies: T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc.,
               T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, T. Rowe Price Capital Appreciation Fund, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price Small-Cap Stock Fund, Inc., T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., Institutional Equity Funds, Inc., T. Rowe Price Financial Services Fund, Inc., T. Rowe Price
               Diversified Small-Cap Growth Fund, Inc., T. Rowe Price Tax-Efficient Funds, Inc., Reserve Investment Funds, Inc., T. Rowe Price Media & Telecommunications Fund, Inc., T. Rowe Price Real Estate Fund, Inc., T. Rowe Price Developing Technologies Fund, Inc., and T. Rowe Price Global Technology Fund, Inc., T. Rowe Price U.S. Bond Index Fund, Inc., T. Rowe Price International Index Fund, Inc., T. Rowe Price Institutional Income Funds, Inc., T. Rowe Price Retirement Funds, Inc., T. Rowe Price Inflation Protected Bond Fund, Inc., and T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

               Investment Services is a wholly owned subsidiary of T. Rowe Price Associates, Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

          (b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.
                                          POSITIONS AND            POSITIONS AND
                                          OFFICES WITH             OFFICES WITH
               NAME                       UNDERWRITER              REGISTRANT
               ----                       -------------            -------------
               James S. Riepe             Chairman of the            Chairman of
                                          Board and Director         the Board
               Edward C. Bernard          President and
                                          Director                   None
               Henry H. Hopkins           Vice President             Vice
                                          and Director               President
               Wayne D. O'Melia           Vice President             None
                                          and Director
               Charles E. Vieth           Vice President             None
                                          and Director
               Raymond Ahn                Vice President             None
               Patricia M. Archer         Vice President             None
               Stephen P. Ban             Vice President             None
               Steven J. Banks            Vice President             None
               John T. Bielski            Vice President             None
               John H. Boyd               Vice President             None
               Renee Q. Boyd              Vice President             None
               Darrell N. Braman          Vice President             None
               Ronae M. Brock             Vice President             None
               Meredith C. Callanan       Vice President             None
               John H. Cammack            Vice President             None
               Susan R. Camp              Vice President             None
               Ann R. Campbell            Vice President             None
               Christine M. Carolan       Vice President             None
               Joseph A. Carrier          Vice President             None
               Laura H. Chasney           Vice President             None
               Renee M. Christoff         Vice President             None
               Jerome A. Clark            Vice President             None
               Joseph A. Crumbling        Vice President             None
               Christine S. Fahlund       Vice President             None
               Laurie L. Fierro           Vice President             None
               Forrest R. Foss            Vice President             None
               Thomas A. Gannon           Vice President             None
               John R. Gilner             Vice President             None
               John Halaby                Vice President             None
               Douglas E. Harrison        Vice President             None
               David J. Healy             Vice President             None
               Joanne M. Healy            Vice President             None
               Walter J. Helmlinger       Vice President             None
               Duane E. Higdon            Vice President             None
               David A. Hueser            Vice President             None
               Christopher A. Jarmush     Vice President             None
               Thomas E. Kazmierczak, Jr. Vice President             None
               Cindy G. Knowlton          Vice President             None
               Steven A. Larson           Vice President             None
               Cynthia W. LaRue           Vice President             None
               Gayle A. Lomax             Vice President             None
               Gayatri Malik              Vice President             None
               Sarah McCafferty           Vice President             None
               Barry Mike                 Vice President             None
               Mark J. Mitchell           Vice President             None
               Nancy M. Morris            Vice President             None
               George A. Murnaghan        Vice President             None
               Steven E. Norwitz          Vice President             None
               Edmund M. Notzon III       Vice President             None
               Barbara A. O'Connor        Vice President             None
               David Oestreicher          Vice President             None
               Regina M. Pizzonia         Vice President             None
               Kathleen G. Polk           Vice President             None
               Pamela D. Preston          Vice President             None
               Kylelane Purcell           Vice President             None
               Suzanne J. Ricklin         Vice President             None
               George D. Riedel           Vice President             None
               John R. Rockwell           Vice President             None
               Christopher J. Rohan       Vice President             None
               Kenneth J. Rutherford      Vice President             None
               Alexander Savich           Vice President             None
               Kristin E. Seeberger       Vice President             None
               John W. Seufert            Vice President             None
               Scott L. Sherman           Vice President             None
               Donna B. Singer            Vice President             None
               Carole H. Smith            Vice President             None
               Scott Such                 Vice President             None
               Jerome Tuccille            Vice President             None
               Natalie C. Widdowson       Vice President             None
               Barbara A. O'Connor        Treasurer                  None
               Barbara A. Van Horn        Secretary                  None
               Shane Baldino              Assistant Vice President   None
               S. Olivia Barbee           Assistant Vice President   None
               Richard J. Barna           Assistant Vice President   None
               Catherine L. Berkenkemper  Assistant Vice President   None
               Timothy P. Boia            Assistant Vice President   None
               Martin P. Brown            Assistant Vice President   None
               Elizabeth A. Cairns        Assistant Vice President   None
               Sheila P. Callahan         Assistant Vice President   None
               Patricia M. Cannon         Assistant Vice President   None
               Jodi A. Casson             Assistant Vice President   None
               Renee L. Chapman           Assistant Vice President   None
               Linsley G. Craig           Assistant Vice President   None
               Peter A. DeLibro           Assistant Vice President   None
               Jon D. Dry                 Assistant Vice President   None
               Cheryl L. Emory            Assistant Vice President   None
               Bruce S. Fulton            Assistant Vice President   None
               John A. Galateria          Assistant Vice President   None
               Jason L. Gounaris          Assistant Vice President   None
               David A.J. Groves          Assistant Vice President   None
               Kristen L. Heerema         Assistant Vice President   None
               Shawn M. Isaacson          Assistant Vice President   None
               Suzanne M. Knoll           Assistant Vice President   None
               Jennifer A. LaPorte        Assistant Vice President   None
               Kimberley B. Lechner       Assistant Vice President   None
               Patricia B. Lippert        Assistant Vice President   Secretary
               Lois Lynch                 Assistant Vice President   None
               Karen M. Magness           Assistant Vice President   None
               Amy L. Marker              Assistant Vice President   None
               C. Lillian Matthews        Assistant Vice President   None
               John T. McGuigan           Assistant Vice President   None
               Daniel M. Middleton        Assistant Vice President   None
               Thomas R. Morelli          Assistant Vice President   None
               Dana P. Morgan             Assistant Vice President   None
               Paul Musante               Assistant Vice President   None
               Clark P. Neel              Assistant Vice President   None
               Danielle Nicholson Smith   Assistant Vice President   None
               JeanneMarie B. Patella     Assistant Vice President   None
               Yani A. Peyton             Assistant Vice President   None
               Gregory L. Phillips        Assistant Vice President   None
               Naomi S. Proshan           Assistant Vice President   None
               Seamus A. Ray              Assistant Vice President   None
               Shawn D. Reagan            Assistant Vice President   None
               Jennifer L. Richardson     Assistant Vice President   None
               Kristin M. Rodriguez       Assistant Vice President   None
               Ramon D. Rodriguez         Assistant Vice President   None
               Deborah D.Seidel           Assistant Vice President   None
               Kevin C. Shea              Assistant Vice President   None
               Thomas L. Siedell          Assistant Vice President   None
               John A. Stranovsky         Assistant Vice President   None
               Robyn S. Thompson          Assistant Vice President   None
               Judith B. Ward             Assistant Vice President   None
               William R. Weker, Jr.      Assistant Vice President   None
               Mary G. Williams           Assistant Vice President   None
               Timothy R. Yee             Assistant Vice President   None
               James Zurad                Assistant Vice President   None

              (c) Not applicable. Investment Services will not receive any compensation from Registrant with respect to its activities as underwriter for the Contract. The Depositor pays Investment Services 0.10%, on an annual basis, of the net asset value of the Registrant for distribution and ongoing servicing of the Contract.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636-0001.

ITEM 31.  MANAGEMENT SERVICES

          All management contracts are discussed in Part A or Part B. TEM 32. UNDERTAKINGS

          (a)  Registrant   undertakes  that  it  will  file  a   post-effective
               amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Contract may be accepted.

          (b) Registrant undertakes that it will provide, as a part of the Application Kit, a box for the applicant to check if he or she wishes to receive a copy of the Statement of Additional Information.

          (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

          (d) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

          (e) Depositor represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 1st day of April, 2004.

SIGNATURES AND TITLES

J. Michael Keefer,                     T. ROWE PRICE VARIABLE ANNUITY ACCOUNT -
Senior Vice President,                 (The Registrant)
General Counsel,
Secretary and Director*
                                  By:  SECURITY BENEFIT LIFE INSURANCE COMPANY
                                       (The Depositor)

Thomas A. Swank,
Senior Vice President,
Chief Financial Officer*,         By:               KRIS A. ROBBINS
Treasurer and Director*                -----------------------------------------
                                       Kris A. Robbins, President, Chief
                                       Executive Officer and Director*

Malcolm E. Robinson,
Senior Vice President             (ATTEST):           AMY J. LEE
and Director*                          -----------------------------------------
                                       Amy J. Lee, Vice President, Associate
                                       General Counsel and Assistant Secretary


                                       SECURITY BENEFIT LIFE INSURANCE COMPANY
                                       (The Depositor)


                                  By:               KRIS A. ROBBINS
                                       -----------------------------------------
                                       Kris A. Robbins, President, Chief
                                       Executive Officer and Director*


                                  Date: April 1, 2004

                                  EXHIBIT INDEX

 (1)  None

 (2)  None

 (3)  None

 (4)  (a)  None
      (b)  None

 (5)  (a)  None
      (b)  None

 (6)  (a)  None
      (b)  None

 (7)  None

 (8)  (a)  None
      (b)  None

 (9)  None

(10)  Consent of Independent Auditors

(11)  None

(12)  None

(13)  Schedule of Computation of Performance

(14)  None